UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5867

Oppenheimer Multi-State Municipal Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/30/2015

Item 1.	Reports to Stockholders.

Semiannual Report 1/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® New Jersey Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/30/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	6.31%	1.26%	4.52%
1-Year	14.91	9.45	8.86
5-Year	6.08	5.05	5.42
10-Year	4.20	3.69	4.82

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

*January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2015.

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Fund Performance Discussion

While interest rates continued to hover at low levels, Oppenheimer Rochester New Jersey Municipal Fund once again generated high levels of tax-free income and a competitive, yield-driven total return for the 6 months ended January 30, 2015, the last business day of this reporting period. The Fund’s Class A shares provided a distribution yield of 5.17% at net asset value (NAV) at the end of this reporting period. For New Jersey residents in the top 2015 bracket for federal and state income taxes, a taxable investment with a January 2015 yield of less than 7.36% would not have delivered as much after-tax income as the Class A shares of this Fund. At 6.31% as of January 30, 2015, the 6-month cumulative total return at NAV for this Fund’s Class A shares exceeded the Barclays Municipal Bond Index, its benchmark, by 179 basis points.

MARKET OVERVIEW

Overall, the muni market rallied during the 6 months ended January 31, 2015, thanks in part to positive reports from the Federal Reserve.

It came as no surprise to Fed watchers that the Federal Open Market Committee (FOMC) voted in October 2014 to end quantitative easing the next month.

Considered by many to be the largest intervention in the Fed’s history, the program was initiated in 2008 to stimulate the economy by adding billions to its holdings of mortgage-backed and Treasury securities. According to a statement released January 28, 2015, the FOMC observed economic activity expanding at a solid pace with strong job gains, a lower unemployment rate, and moderate increases in household spending and business fixed investments. However, a range of labor market indicators suggested that labor resources continued to be underutilized and the recovery in the housing sector remained slow.

The committee’s concerns about falling

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.17%

Dividend Yield with sales charge	4.92

Standardized Yield	3.77

Taxable Equivalent Yield	7.36

Last distribution (1/27/15)	$0.043

Total distributions (8/1/14 to 1/31/15)	$0.258

Endnotes for this discussion begin on page 14 of this report

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energy prices, among other factors, played into its decision to maintain its policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.

The January statement was similar to the one issued in December 2014: In both, the FOMC said it could be “patient” about normalizing its stance on monetary policy, especially if projected inflation continued to run below the committee’s longer-run goal of 2%. The Fed’s long-standing assurance had been that it planned to keep the Fed Funds target rate at its current level “for a considerable time” after the end of its bond-buying program.

At a press conference following the December 2014 meeting, Fed Chair Janet Yellen said it would be unlikely for policymakers to consider an increase in the Fed’s benchmark short-term rate before its April meeting. When the January statement also referred to a patient approach, some economists concluded that rates were not likely to move until June 2015, at the earliest.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

As of January 30, 2015, the average yield on 30-year, AAA-rated muni bonds was 2.76%, down 68 basis points from July 31, 2014. The average yield on 10-year, AAA-rated muni bonds was 1.82% on January 30, 2015, down 40 basis points from the July 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.19%, down 4 basis points from the July 2014 date.

Analysts at the nation’s leading credit rating agencies remained focused this reporting period on developments in New Jersey and its municipalities, and their work led to an assortment of downgrades. In September 2014, Fitch Ratings and Standard & Poor’s each downgraded the state’s general obligation (G.O.) debt to A, from A-plus, with negative and stable outlooks, respectively. Moody’s Investors Services maintained an A1 rating with a negative outlook for the state. Among the challenges the analysts cited were the state’s ongoing concerns about unfunded pension liabilities.

Problems continued to plague Atlantic City, New Jersey’s gaming capital. The city has seen four casinos close and more than 8,000 people lose their jobs over the year. To help dig the financially strapped Atlantic City out of what he called “an enormous

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hole,” New Jersey’s Governor Chris Christie signed an executive order in January 2015 to install an emergency management team. Gov. Christie tapped Kevin Lavin, a corporate restructuring attorney from FTI Consulting, and Kevyn Orr, a former corporate bankruptcy lawyer who was Detroit’s emergency manager during its recent Chapter 9 bankruptcy process, to overhaul the operations and finances of the struggling Atlantic City government.

The city of Newark was also under increasing financial stress during this reporting period. In 2014, Newark’s officials disclosed that because of a property tax collection shortfall and state budget regulations, they needed to find a way to come up with more than $93 million in additional revenue to pay its bills. By turning financial control of Newark’s city government over to the state government, the state was able to offer significant aid in property tax relief, transitional aid, and grants. Moody’s identified this action as a credit positive for Newark.

In early December 2014, the board of commissioners of the Port Authority of New York and New Jersey adopted a 2015 budget designed to keep operating expenses flat while addressing capital needs. The fiscal plan included a $2.9 billion operating budget, a $3.6 billion capital budget, and a spending budget of $1.3 billion for debt service. The $2.9 billion operating budget, which mimics the current 2014 spending plan, also includes $108 million for the World Trade Center (WTC) site. Per Port Authority officials, the WTC site expenses are expected to be offset by $120 million in incremental revenue received from tenants of One World Trade Center.

In late December, Andrew Cuomo, New York’s governor, and Gov. Christie endorsed the Port Authority panel’s recommend-ations, which included reorganizing management and concentrating on its core mission of transportation rather than side ventures in real estate. After previously killing a $12.4 billion tunnel that would have doubled commuter capacity from New Jersey to Manhattan, Gov. Christie endorsed another rail expansion this reporting period as part of a plan to remake the Port Authority.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester New Jersey Municipal Fund held more than 210 securities as of January 30, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult

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and costly to replicate in an individual portfolio.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 4.3 cents per share for most of this reporting period. However, on January 28, 2015, the Fund began accruing for a dividend of 4.1 cents per Class A share, a change necessitated by the persistence of low interest rates. In all, the Fund distributed 25.8 cents per Class A share this reporting period.

As of January 30, 2015, the Fund was invested in the hospital/healthcare sector, which represented 20.1% of total assets (20.2% of net assets). Our holdings in this sector, including one bond in Puerto Rico, consist of securities across the credit spectrum, but most are investment grade.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 18.7% of the Fund’s total assets (18.8% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings, as discussed later in this report.

The Fund’s holdings include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first-time Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

In late June 2014, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overshadowed by Gov. Padilla’s decision to sign the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”), allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Based on our concerns that this law could be used to lessen the authorities’ debt-service payments to their creditors, we quickly filed a lawsuit in federal court in Puerto Rico, challenging the Act’s constitutional validity of the Recovery Act.

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The Rochester Portfolio Management Team

February 2015 Update: Shortly after this reporting period ended, a federal judge ruled that the Recovery Act violates the United States Constitution and is therefore invalid. The Commonwealth and PREPA have appealed the court’s ruling.

Puerto Rico debt continued to be the subject of a variety of critical reports during this reporting period. However, while most of the muni bonds issued by Puerto Rico continued to face some pricing pressure, the tide turned for many of the island’s securities and prices were rallying late in this reporting period. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund.

Our investment team is determined to protect our shareholders’ best interest and enforce all bond covenants that have been negotiated. We will also continue to

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The Rochester Credit Research Team

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monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/RochesterFunds). We encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 10.0% of the Fund’s total assets (10.0% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

G.O. securities, which are backed by the full faith and taxing authority of state and local governments, comprised 7.9% of total assets (7.9% of net assets) as of January 30, 2015. The Fund’s holdings in this sector include bonds issued in various New Jersey municipalities, as well as the Commonwealth of Puerto Rico and the Northern Mariana Islands. Most of the G.O.s issued in Puerto Rico are insured.

Nearly all of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico. In all, this sector represented 6.9% of the Fund’s total assets (7.0% of net assets) as of January 30, 2015, and included bonds issued in various U.S municipalities. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue.

As of January 30, 2015, 6.7% of the Fund’s total assets (6.8% net assets) were invested

9         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

in the student loans sector. Bonds in this sector provide a service to students, families, schools, and educators through municipal public-purpose entities with the mission of increasing postsecondary education access, affordability and success.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. Of the Fund’s total assets on January 30, 2015, 6.3% (6.4% net assets) were invested in the marine/aviation facilities sector.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 5.4% of total assets (5.4% net assets) as of January 30, 2015. The bonds in this sector, including some issued in Puerto Rico, are used to build and maintain roadways and highway amenities.

Transportation Infrastructure bonds constituted 4.7% of the Fund’s total assets (4.7% net assets) as of January 30, 2015. This type of financing supports the construction of critical projects such as rail, bridges, ports, and public buildings.

As of January 30, 2015, 4.4% of the Fund’s total assets (4.4% of net assets) continued to be invested in the higher education sector. The investment-grade bonds we hold in this sector, including some issued in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

The Fund remained invested in the adult living facilities sector, which represented 3.6% of the Fund’s total assets (3.7% net assets) as of January 30, 2015. These bonds, which finance various projects at senior living centers, tend to outperform in densely populated geographies with strong real estate values and in more rural areas with stable home prices.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by rising prices among high-grade municipal securities. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any

10         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 30, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below- investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

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The Rochester Way, we believe,

distinguishes our approach to municipal

investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and

Team Leader, on behalf of the rest of the Rochester

portfolio management team: Scott S. Cottier, Troy E. Willis,

Mark R. DeMitry, Michael L. Camarella,

Charles S. Pulire and Elizabeth S. Mossow.

12         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES*

Hospital/Healthcare	20.1%
Tobacco Master Settlement Agreement	10.1
General Obligation	7.9
Sales Tax Revenue	6.9
Student Loans	6.7
Marine/Aviation Facilities	6.3
Highways/Commuter Facilities	5.4
Transportation Infrastructure	4.7
Higher Education	4.4
Adult Living Facilities	3.6

Portfolio holdings are subject to change. Percentages are as of January 30, 2015, and are based on total assets.

  CREDIT ALLOCATION*

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	0.0%	0.0%
AA	18.5	0.0	18.5
A	19.4	0.0	19.4
BBB	31.1	1.9	33.0
BB or lower	19.0	10.1	29.1
Total	88.0%	12.0%	100.0%

The percentages above are based on the market value of the securities as of January 30, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

*January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements.

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Performance

DISTRIBUTION YIELDS

As of 1/30/15

	Without Sales Charge	With Sales Charge
Class A	5.17%	4.92%
Class B	4.48	N/A
Class C	4.50	N/A
Class Y	5.30	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS

For the 30 Days Ended 1/31/15		As of 1/31/15
Class A	3.77%	Class A	7.36%
Class B	3.19	Class B	6.23
Class C	3.21	Class C	6.27
Class Y	4.11	Class Y	8.03

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	6.31%	14.91%	6.08%	4.20%	4.94%
Class B (ONJBX)	3/1/94	5.89	14.07	5.20	3.69	4.72
Class C (ONJCX)	8/29/95	5.90	14.04	5.27	3.40	4.30
Class Y (ONJYX)	11/29/10	6.27	14.95	N/A	N/A	6.31

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	1.26%	9.45%	5.05%	3.69%	4.70%
Class B (ONJBX)	3/1/94	0.89	9.07	4.87	3.69	4.72
Class C (ONJCX)	8/29/95	4.90	13.04	5.27	3.40	4.30
Class Y (ONJYX)	11/29/10	6.27	14.95	N/A	N/A	6.31

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of

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4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2015.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.043 for the 27-day accrual period ended January 27, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 27, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0373, $0.0374 and $0.0441, respectively, for the 27-day accrual period ended January 27, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal and New Jersey tax rate of 48.8%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on

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many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2014	Ending Account Value January 30, 2015	Expenses Paid During 6 Months Ended January 30, 2015
Class A	$ 1,000.00	$ 1,063.10	$ 6.02
Class B	1,000.00	1,058.90	10.01
Class C	1,000.00	1,059.00	9.96
Class Y	1,000.00	1,062.70	5.29

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.25	5.89
Class B	1,000.00	1,015.39	9.80
Class C	1,000.00	1,015.44	9.75
Class Y	1,000.00	1,019.95	5.18

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 30, 2015 are as follows:

Class	Expense Ratios
Class A	1.16%
Class B	1.93
Class C	1.92
Class Y	1.02

18         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 30, 2015* Unaudited

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—105.3%
New Jersey—72.1%
$40,000	Atlantic City, NJ GO1	5.000%	12/01/2024	$38,493

3,020,000	Bayonne, NJ Parking Authority (City Parking)[1]	5.000	06/15/2027	3,043,677

6,065,000	Bayonne, NJ Redevel. Agency[1]	7.625	04/01/2038	7,020,965

10,000	Bergen County, NJ HDC[1]	6.750	10/01/2018	10,039

35,000	Bergen County, NJ Improvement Authority (Community Action Program)[1]	5.250	12/01/2034	35,130

25,000	Camden County, NJ Improvement Authority[1]	5.000	09/01/2018	25,691

1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2034	1,141,610

1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2033	1,143,290

1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2035	1,139,080

1,665,000	Casino Reinvestment Devel. Authority of NJ1	5.250	01/01/2024	1,702,429

2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2031	2,265,400

3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250	11/01/2039	3,348,990

60,000	Casino Reinvestment Devel. Authority of NJ1	5.250	06/01/2017	60,843

3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250	11/01/2044	3,341,220

175,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.250	01/01/2018	179,091

160,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.250	01/01/2022	163,672

185,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.000	01/01/2025	189,105

150,000	Essex County, NJ Improvement Authority (Newark)[1]	5.125	04/01/2029	150,189

250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250	11/01/2030	287,915

20,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2023	20,053

105,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2027	105,234

265,000	Florence Township, NJ Fire District No. 1[1]	5.125	07/15/2028	270,785

1,000,000	Hudson County, NJ Improvement Authority[1]	6.000	01/01/2040	1,164,570

1,500,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2035	1,695,900

2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500	06/01/2041	3,143,547

1,250,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2038	1,409,375

120,000	Lodie, NJ Board of Education COP[1]	5.700	09/15/2021	120,336

2,535,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2032	1,961,279

1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.125	01/01/2037	855,294

500,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2020	394,350

20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)	5.500	09/01/2030	20,078

20,000	Mount Holly, NJ Municipal Utilities Authority	5.000	12/01/2016	20,081

30,000	Neptune City, NJ Hsg. Authority[1]	6.000	04/01/2019	30,075

605,000	New Brunswick, NJ Parking Authority	5.000	09/01/2029	702,115

19        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$445,000	New Brunswick, NJ Parking Authority	5.000%		09/01/2027	$519,756
50,000	Newark, NJ Hsg. Authority (Lock Street Urban Renewal Partnership)[1]	6.400		01/20/2034	50,116
315,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	5.000		01/01/2032	379,884
2,875,000	Newark, NJ Hsg. Authority (South Ward Police Facility)[1]	6.750		12/01/2038	3,493,240
750,000	NJ EDA	5.000		06/15/2029	844,860
2,095,000	NJ EDA	5.000		06/15/2028	2,364,794
530,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500		07/01/2018	516,554
25,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500		07/01/2028	21,419
3,100,000	NJ EDA (Cranes Mill)[1]	5.100		06/01/2027	3,141,912
145,000	NJ EDA (Dept. of Human Services)[1]	6.250		07/01/2024	145,425
1,525,000	NJ EDA (Drew University)[1]	5.250		07/01/2021	1,768,375
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	2,184,680
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	2,184,680
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)[1]	8.000		05/01/2044	2,184,680
6,000,000	NJ EDA (GMT Realty)[1]	6.875		01/01/2037	6,066,480
17,160,000	NJ EDA (Hamilton Care)[1]	6.650		11/01/2037	17,918,472
3,050,000	NJ EDA (Harrogate)[1]	5.875		12/01/2026	3,053,019
10,000	NJ EDA (Hillcrest Health Service)	7.250	[2]	01/01/2018	9,391
4,135,000	NJ EDA (Kapkowski Road Landfill)[1]	6.500		04/01/2031	5,160,935
90,000	NJ EDA (Liberty State Park Lease Rental)	5.750		03/15/2022	90,392
25,000	NJ EDA (Liberty State Park)	5.700		03/15/2016	25,114
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500		04/01/2031	90,162
1,000,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2017	1,019,030
100,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2023	101,610
450,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2031	458,564
10,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2033	10,190
20,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2034	20,322
2,500,000	NJ EDA (MSU Student Hsg.)[1]	5.750		06/01/2031	2,814,250
20,000	NJ EDA (Municipal Rehabilitation)	5.000		04/01/2028	20,072
4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700		10/01/2039	5,078,886
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600		11/01/2034	6,117,308
30,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750		12/15/2017	30,098
145,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750		12/15/2017	145,474
800,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2027	840,352
1,400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2037	1,458,170
650,000	NJ EDA (Paterson Charter School Science & Technology)	6.000		07/01/2032	673,056
1,900,000	NJ EDA (Paterson Charter School Science & Technology)	6.100		07/01/2044	1,950,863
1,500,000	NJ EDA (Paterson Charter School)[1]	5.000		07/01/2032	1,429,485
2,500,000	NJ EDA (Paterson Charter School)[1]	5.300		07/01/2044	2,371,650
850,000	NJ EDA (Rutgers University)[1]	5.000		06/15/2038	999,124
3,690,000	NJ EDA (School Facilities Construction)[1]	5.000		03/01/2030	4,137,486
2,000,000	NJ EDA (School Facilities Construction)[1]	5.000		03/01/2027	2,275,580

20        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$1,000,000	NJ EDA (School Facilities)[1]	5.250%		09/01/2026	$1,138,790
25,000	NJ EDA (St. Barnabas Medical Center)	7.153	[2]	07/01/2020	22,098
50,000	NJ EDA (St. Barnabas Medical Center)	6.750	[2]	07/01/2018	47,370
65,000	NJ EDA (St. Barnabas Medical Center)	6.833	[2]	07/01/2021	55,102
110,000	NJ EDA (State Office Buildings)[1]	5.000		06/15/2020	111,960
2,200,000	NJ EDA (Team Academy Charter School)[1]	6.000		10/01/2043	2,539,394
10,000,000	NJ EDA (The Goethals Bridge Replacement)[1]	5.375		01/01/2043	11,278,500
1,500,000	NJ EDA (UMM Energy Partners)	5.000		06/15/2037	1,593,630
1,250,000	NJ EDA (UMM Energy Partners)	5.125		06/15/2043	1,330,775
890,000	NJ EDA (United Water New Jersey)	5.500		07/01/2039	893,489
330,000	NJ EDA (United Water New Jersey)[1]	5.000		11/01/2028	330,564
3,500,000	NJ EDA Retirement Community (Seabrook Village)[1]	5.250		11/15/2026	3,626,280
100,000	NJ Educational Facilities Authority (Dorm Safety)	5.000		03/01/2016	100,400
200,000	NJ Educational Facilities Authority (Dorm Safety)[1]	5.000		03/01/2015	200,822
2,735,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2033	2,933,205
875,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.250		07/01/2027	945,114
3,130,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.250		07/01/2037	3,362,152
1,000,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2027	1,071,570
120,000	NJ Educational Facilities Authority (Kean University)[1]	5.250		09/01/2029	137,270
40,000	NJ Educational Facilities Authority (Kean University)[1]	5.000		07/01/2018	40,161
30,000	NJ Educational Facilities Authority (Kean University)	5.000		07/01/2021	30,119
5,000	NJ Educational Facilities Authority (Public Library)	5.000		09/01/2022	5,020
1,000,000	NJ Educational Facilities Authority (Rider University)	5.000		07/01/2037	1,102,460
15,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000		07/01/2028	15,053
5,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000		07/01/2018	5,378
2,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.625		07/01/2032	2,347,140
3,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.000		07/01/2044	3,440,040
7,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000		11/15/2033	8,203,934
1,000,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.375		11/01/2036	824,540
750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.300		11/01/2026	682,493
1,010,000	NJ Health Care Facilities Financing Authority (Holy Name Hospital)[1]	5.000		07/01/2036	1,039,765
295,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250		10/01/2038	319,866
2,480,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.750		10/01/2031	2,879,330
1,500,000	NJ Health Care Facilities Financing Authority (Kennedy Health System)	5.000		07/01/2031	1,707,285
9,830,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[1]	7.250		07/01/2027	9,845,138

21         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$2,030,000	NJ Health Care Facilities Financing Authority (RWJ University Hospital)[1]	5.000%		07/01/2035	$2,042,687
15,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp.)	6.621	[2]	07/01/2017	14,558
37,955,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)	6.250	[2]	07/01/2030	17,991,809
10,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[1]	6.625		07/01/2038	11,301,500
1,960,000	NJ Health Care Facilities Financing Authority (St. Luke’s Warren Hospital)	5.000		08/15/2034	2,224,188
5,380,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250		07/01/2030	5,794,852
6,400,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250		07/01/2023	6,922,752
125,000	NJ Health Care Facilities Financing Authority (Virtua Health Obligated Group)[1]	5.750		07/01/2033	145,075
3,160,000	NJ Higher Education Assistance Authority[1]	5.500		12/01/2025	3,616,841
100,000	NJ Higher Education Assistance Authority[1]	5.750		12/01/2029	113,830
26,580,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.125		06/01/2030	29,232,418
15,000	NJ Hsg. & Mtg. Finance Agency[1]	5.400		11/01/2016	15,228
570,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.000		11/01/2036	579,622
2,580,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[3]	5.000		10/01/2037	2,620,712
4,010,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[3]	4.625		10/01/2027	4,148,706
245,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.150		10/01/2023	264,879
165,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.375		10/01/2028	171,767
45,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.500		10/01/2038	46,819
100,000	NJ South Jersey Port Corp.[1]	5.250		01/01/2030	100,206
20,000	NJ Sports & Expositions Authority[1]	5.250		09/01/2015	20,085
17,080,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2041	13,849,830
1,625,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2038	1,783,275
4,500,000	NJ Transportation Trust Fund Authority[1]	6.000		06/15/2035	5,535,360
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500		06/15/2041	5,770,400
10,000,000	NJ Transportation Trust Fund Authority[1]	5.875		12/15/2038	11,746,000
5,000,000	NJ Turnpike Authority[1]	5.000		01/01/2038	5,728,600
200,000	Passaic Valley, NJ Sewage Commissioners	5.000		12/01/2022	200,748
100,000	Passaic Valley, NJ Sewage Commissioners	5.000		12/01/2023	100,374
10,500,000	Port Authority NY/NJ, 143rd Series[3]	5.000		10/01/2030	10,902,465
6,330,000	Rutgers State University NJ3	5.000		05/01/2029	7,618,336
5,380,000	Rutgers State University NJ3	5.000		05/01/2030	6,448,145
4,000,000	Rutgers State University NJ3	5.000		05/01/2038	4,692,520
3,650,000	South Jersey, NJ Transportation Authority[1]	5.000		11/01/2039	4,092,490
45,000	Union County, NJ Improvement Authority (Linden Airport)	5.000		03/01/2028	45,156

22        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$40,000	West Milford, NJ Township (Municipal Utilities Authority)[1]	5.375%		08/01/2031	$40,057
					351,494,308
New York—4.3%
5,100,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500		12/01/2028	5,339,802
2,679,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	2,694,806
8,685,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	8,712,705
2,505,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2019	2,505,251
1,725,000	Port Authority NY/NJ, 141st Series[1]	5.000		09/01/2027	1,773,076
					21,025,640
U.S. Possessions—28.9%
10,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	11,232
125,000	Guam Power Authority, Series A	5.000		10/01/2024	151,611
250,000	Guam Power Authority, Series A	5.000		10/01/2030	294,127
125,000	Guam Power Authority, Series A	5.000		10/01/2023	151,586
180,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	182,689
3,945,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	3,563,755
1,040,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	966,368
2,475,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	2,250,864
2,525,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	1,825,954
1,000,000	Puerto Rico Aqueduct & Sewer Authority	6.125		07/01/2024	771,840
6,350,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	4,504,881
1,355,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	959,001
15,495,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	15,245,685
18,300,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	18,194,043
170,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	170,246
26,000,000	Puerto Rico Children’s Trust Fund (TASC)	6.016	[2]	05/15/2055	781,560
5,000,000	Puerto Rico Commonwealth GO1	6.000		07/01/2029	3,746,500
3,205,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	2,257,698
2,150,000	Puerto Rico Commonwealth GO1	5.250		07/01/2037	1,477,050
2,795,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	1,944,426
6,085,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	4,393,187
8,350,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	5,965,491
3,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2040	2,191,920
1,990,000	Puerto Rico Electric Power Authority, Series A4	5.000		07/01/2042	1,022,422
3,000,000	Puerto Rico Electric Power Authority, Series A4	7.000		07/01/2043	1,540,350
45,000	Puerto Rico Electric Power Authority, Series A4	5.050		07/01/2042	23,120
1,700,000	Puerto Rico Electric Power Authority, Series A4	5.000		07/01/2029	873,103
5,000,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2030	2,567,850
3,000,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2028	1,540,560
550,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2031	282,486
50,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2021	25,661
90,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2025	46,206
80,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2037	41,102
100,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2023	51,332
395,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2035	202,908

23         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$750,000	Puerto Rico Highway & Transportation Authority[1]	5.750%		07/01/2020	$583,740
3,000,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2038	2,863,050
3,000,000	Puerto Rico Infrastructure	7.050	[2]	07/01/2042	333,420
4,750,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	3,010,740
2,610,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	1,624,203
575,000	Puerto Rico Infrastructure[1]	5.000		07/01/2027	363,337
975,000	Puerto Rico Infrastructure	7.000	[2]	07/01/2035	252,603
400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	241,276
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	86,824
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	80,254
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	82,907
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	729,938
175,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	171,451
1,000,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2032	808,630
2,000,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2020	2,001,140
200,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	152,424
305,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	211,383
1,000,000	Puerto Rico Public Buildings Authority[1]	5.625		07/01/2039	693,370
1,000,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2028	1,020,170
5,000,000	Puerto Rico Public Buildings Authority	5.250		07/01/2042	3,359,900
1,530,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	1,049,014
6,800,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	5,263,336
9,850,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.375		08/01/2039	6,934,105
10,935,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500		08/01/2042	7,688,945
325,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375		08/01/2039	253,360
2,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500		08/01/2021	2,238,650
4,850,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500		08/01/2022	4,259,222
5,235,000	Puerto Rico Sales Tax Financing Corp., Series B1	6.000		08/01/2026	2,812,713
14,000,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.750		08/01/2057	11,105,920
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.500	[2]	05/15/2035	140,580
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.625	[2]	05/15/2035	304,730
2,050,000	V.I. Tobacco Settlement Financing Corp.	6.875	[2]	05/15/2035	247,271
					141,187,420
Total Investments, at Value (Cost $516,304,837)—105.3%					513,707,368
Net Other Assets (Liabilities)—(5.3)					(25,973,014)
Net Assets—100.0%					$487,734,354

Footnotes to Statement of Investments

* January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 8 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

24        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

4. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation
EDA	Economic Devel. Authority
GO	General Obligation
HDC	Housing Devel. Corp.
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
LIFERS	Long Inverse Floating Exempt Receipts
MSU	Montclair State University
NY/NJ	New York/New Jersey
ROLs	Reset Option Longs
RWJ	Robert Wood Johnson
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

25         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 30, 2015[1] Unaudited

Assets
Investments, at value (cost $516,304,837)—see accompanying statement of investments	$513,707,368

Cash	429,974

Receivables and other assets:
Interest	6,058,267
Shares of beneficial interest sold	474,397
Other	108,657

Total assets	520,778,663
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	29,950,000
Payable for borrowings (See Note 8)	2,100,000
Shares of beneficial interest redeemed	394,493
Dividends	341,237
Trustees’ compensation	83,184
Distribution and service plan fees	60,387
Shareholder communications	4,415
Interest expense on borrowings	816
Other	109,777

Total liabilities	33,044,309
Net Assets	$ 487,734,354

Composition of Net Assets
Paid-in capital	$644,636,124

Accumulated net investment income	3,854,262

Accumulated net realized loss on investments	(158,158,563)

Net unrealized depreciation on investments	(2,597,469)

Net Assets	$487,734,354

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

26        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $310,935,307 and 31,045,292 shares of beneficial interest outstanding)	$10.02
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.52

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,791,179 and 576,782 shares of beneficial interest outstanding)	$10.04

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $145,610,022 and 14,522,197 shares of beneficial interest outstanding)	$10.03

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $25,397,846 and 2,533,603 shares of beneficial interest outstanding)	$10.02

See accompanying Notes to Financial Statements.

27         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 30, 2015[1] Unaudited

Investment Income
Interest	$14,930,088
Expenses
Management fees	1,354,839

Distribution and service plan fees:
Class A	231,526
Class B	27,386
Class C	655,556

Transfer and shareholder servicing agent fees:
Class A	157,280
Class B	3,044
Class C	72,885
Class Y	12,416

Shareholder communications:
Class A	6,900
Class B	455
Class C	3,855
Class Y	499

Borrowing fees	486,144

Legal, auditing and other professional fees	218,379

Interest expense and fees on short-term floating rate notes issued (See Note 4)	137,154

Interest expense on borrowings	6,058

Trustees’ compensation	3,817

Custodian fees and expenses	1,921

Other	4,643

Total expenses	3,384,757

Net Investment Income	11,545,331
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(3,235,927)

Net change in unrealized appreciation/depreciation on investments	20,503,383

Net Increase in Net Assets Resulting from Operations	$28,812,787

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

28        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014
Operations
Net investment income	$11,545,331	$27,080,399
Net realized loss	(3,235,927)	(36,313,172)
Net change in unrealized appreciation/depreciation	20,503,383	36,245,859
Net increase in net assets resulting from operations	28,812,787	27,013,086
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(7,977,918)	(17,961,148)
Class B	(130,360)	(365,538)
Class C	(3,144,236)	(7,139,284)
Class Y	(646,425)	(1,182,464)
	(11,898,939)	(26,648,434)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(6,055,537)	(62,414,978)
Class B	(772,250)	(3,925,573)
Class C	(1,575,306)	(31,680,313)
Class Y	704,448	550,178
	(7,698,645)	(97,470,686)
Net Assets
Total increase (decrease)	9,215,203	(97,106,034)
Beginning of period	478,519,151	575,625,185
End of period (including accumulated net investment income of $3,854,262 and $4,207,870, respectively)	$487,734,354	$478,519,151

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

29        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended January 30, 2015[1] Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$28,812,787
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(29,825,568)
Proceeds from disposition of investment securities	65,654,412
Short-term investment securities, net	(8,418,727)
Premium amortization	1,078,609
Discount accretion	(1,022,669)
Net realized loss on investments	3,235,927
Net change in unrealized appreciation/depreciation on investments	(20,503,383)
Change in assets:
Decrease in other assets	133,610
Decrease in interest receivable	141,951
Change in liabilities:
Decrease in other liabilities	(9,786)
Decrease in payable for securities purchased	(55,784)
Net cash provided by operating activities	39,221,379
Cash Flows from Financing Activities
Proceeds from borrowings	63,300,000
Payments on borrowings	(70,600,000)
Payments on short-term floating rate notes issued	(11,025,000)
Proceeds from shares sold	37,988,357
Payments on shares redeemed	(56,920,687)
Cash distributions paid	(2,253,713)
Net cash used in financing activities	(39,511,043)
Net decrease in cash	(289,664)
Cash, beginning balance	719,638
Cash, ending balance	$429,974

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $9,826,318.

Cash paid for interest on borrowings—$6,246.

Cash paid for interest on short-term floating rate notes issued—$137,154.

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

30        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$9.67	$9.60	$10.68	$9.75	$10.14	$8.63
Income (loss) from investment operations:
Net investment income[2]	0.25	0.52	0.50	0.54	0.64	0.64
Net realized and unrealized gain (loss)	0.36	0.07	(1.05)	1.00	(0.41)	1.45
Total from investment operations	0.61	0.59	(0.55)	1.54	0.23	2.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.52)	(0.53)	(0.61)	(0.62)	(0.58)
Net asset value, end of period	$10.02	$9.67	$9.60	$10.68	$9.75	$10.14

Total Return, at Net Asset Value[3]	6.31%	6.40%	(5.43)%	16.21%	2.46%	24.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$310,935	$306,172	$368,177	$421,443	$359,697	$415,729
Average net assets (in thousands)	$310,346	$326,496	$425,664	$385,776	$377,127	$409,744
Ratios to average net assets:[4]
Net investment income	4.95%	5.58%	4.80%	5.31%	6.62%	6.54%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.90%	0.83%	0.76%	0.76%	0.77%	0.75%
Interest and fees from borrowings	0.20%	0.15%	0.11%	0.08%	0.10%	0.25%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0 .08%	0.06%	0.11%	0.19%	0.24%
Total expenses	1.16%	1 .06%	0.93%	0.95%	1.06%	1.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.16%	1.06%	0.91%	0.93%	1.05%	1.23%
Portfolio turnover rate	6%	30%	24%	18%	15%	17%

31        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

32        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class B	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$9.69	$9.62	$10.70	$9.77	$10.15	$8.65

Income (loss) from investment operations:
Net investment income[2]	0.21	0.45	0.42	0.46	0.56	0.56
Net realized and unrealized gain (loss)	0.36	0.06	(1.06)	0.99	(0.40)	1.44

Total from investment operations	0.57	0.51	(0.64)	1.45	0.16	2.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.44)	(0.44)	(0.52)	(0.54)	(0.50)

Net asset value, end of period	$10.04	$9.69	$9.62	$10.70	$9.77	$10.15

Total Return, at Net Asset Value[3]	5.89%	5.55%	(6.24)%	15.20%	1.71%	23.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,791	$6,351	$10,331	$18,879	$23,305	$35,276

Average net assets (in thousands)	$6,005	$7,822	$15,007	$20,307	$28,889	$37,923

Ratios to average net assets:[4]
Net investment income	4.19%	4.81%	3.96%	4.50%	5.78%	5.71%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.67%	1.63%	1.61%	1.61%	1.61%	1.59%
Interest and fees from borrowings	0.20%	0.15%	0.11%	0.08%	0.10%	0.25%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.08%	0.06%	0.11%	0.19%	0.24%

Total expenses	1.93%	1.86%	1.78%	1.80%	1.90%	2.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.93%	1.86%	1.76%	1.78%	1.89%	2.07%

Portfolio turnover rate	6%	30%	24%	18%	15%	17%

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

33         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$9.68	$9.61	$10.69	$9.76	$10.14	$8.64

Income (loss) from investment operations:
Net investment income[2]	0.21	0.45	0.42	0.46	0.57	0.57
Net realized and unrealized gain (loss)	0.36	0.06	(1.05)	1.00	(0.41)	1.43

Total from investment operations	0.57	0.51	(0.63)	1.46	0.16	2.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.44)	(0.45)	(0.53)	(0.54)	(0.50)

Net asset value, end of period	$10.03	$9.68	$9.61	$10.69	$9.76	$10.14

Total Return, at Net Asset Value[3]	5.90%	5.60%	(6.15)%	15.32%	1.79%	23.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145,610	$142,154	$173,766	$187,934	$159,119	$183,496

Average net assets (in thousands)	$143,817	$150,721	$194,185	$169,315	$166,762	$177,507

Ratios to average net assets:[4]
Net investment income	4.19%	4.83%	4.04%	4 .55%	5.85%	5.77%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.66%	1.59%	1.52%	1.52%	1.54%	1.51%
Interest and fees from borrowings	0.20%	0.15%	0.11%	0.08%	0.10%	0.25%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.08%	0.06%	0.11%	0.19%	0.24%

Total expenses	1.92%	1.82%	1.69%	1.71%	1.83%	2.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%	1.82%	1.67%	1.69%	1.82%	1.99%

Portfolio turnover rate	6%	30%	24%	18%	15%	17%

34        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

35         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$9.68	$9.60	$10.69	$9.76	$9.86
Income (loss) from investment operations:
Net investment income[3]	0.25	0.54	0.52	0.55	0.41
Net realized and unrealized gain (loss)	0.36	0.07	(1.07)	1.00	(0.10)
Total from investment operations	0.61	0.61	(0.55)	1.55	0.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.53)	(0.54)	(0.62)	(0.41)
Net asset value, end of period	$10.02	$9.68	$9.60	$10.69	$9.76

Total Return, at Net Asset Value[4]	6.27%	6.66%	(5.40)%	16.34%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,398	$23,842	$23,351	$23,882	$9,232
Average net assets (in thousands)	$24,513	$20,998	$25,821	$15,130	$4,339
Ratios to average net assets:[5]
Net investment income	5.08%	5.71%	4.94%	5.33%	6.48%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.76%	0.69%	0.62%	0.63%	0.62%
Interest and fees from borrowings	0.20%	0.15%	0.11%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[6]	0.06%	0.08%	0.06%	0.11%	0.19%
Total expenses	1.02%	0.92%	0.79%	0.82%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	0.92%	0.77%	0.80%	0.90%
Portfolio turnover rate	6%	30%	24%	18%	15%

1. January 30, 2015 and July 29, 2011 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. For the period from November 29, 2010 (inception of offering) to July 29, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

36        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 30, 2015 Unaudited

1. Organization

Oppenheimer Rochester New Jersey Municipal Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

37        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2014 capital loss carryforwards are included in the table below. Capital loss

38        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$1,484,285
2017	18,113,753
2018	22,257,929
No expiration	114,052,988

Total	$155,908,955

As of January 30, 2015, it is estimated that the capital loss carryforwards would be $41,855,967 expiring by 2018 and $117,288,915 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 30, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$486,403,814 [1]

Gross unrealized appreciation	$31,532,614
Gross unrealized depreciation	(34,134,333)

Net unrealized depreciation	$(2,601,719)

1. The Federal tax cost of securities does not include cost of $29,905,273, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

39         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

40        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

3. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

41        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$351,494,308	$—	$351,494,308
New York	—	21,025,640	—	21,025,640
U.S. Possessions	—	141,187,420	—	141,187,420

Total Assets	$—	$513,707,368	$—	$513,707,368

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar

42        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating

43         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is

44        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of January 30, 2015, the Fund’s maximum exposure under such agreements is estimated at $7,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At January 30, 2015, municipal bond holdings with a value of $47,536,804 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $29,950,000 in short-term floating rate securities issued and outstanding at that date.

At January 30, 2015, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

45         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,005,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) ROLs	7.330%	10/1/27	$2,143,706
1,290,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) ROLs	7.980	10/1/37	1,330,712
2,625,000	Port Authority NY/NJ, 143rd Series ROLs	15.515	10/1/30	3,027,465
7,000,000	Puerto Rico Sales Tax Financing Corp. LIFERS[3]	9.446	8/1/57	4,105,920
1,000,000	Rutgers State University NJ LIFERS	18.269	5/1/38	1,692,520
1,585,000	Rutgers State University NJ LIFERS	18.241	5/1/29	2,873,336
1,345,000	Rutgers State University NJ LIFERS	18.269	5/1/30	2,413,145

				$17,586,804

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $29,950,000 or 5.75% of its total assets as of January 30, 2015.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest as of January 30, 2015.

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of January 30, 2015, securities with an aggregate market value of $8,217,100, representing 1.68% of the Fund’s net assets, were subject to these forbearance agreements.

46        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 30, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	2,013,313	$19,902,563	4,831,911	$45,374,472
Dividends and/or distributions reinvested	679,212	6,728,401	1,594,449	14,986,662
Redeemed	(3,306,265)	(32,686,501)	(13,134,106)	(122,776,112)

Net decrease	(613,740)	$(6,055,537)	(6,707,746)	$(62,414,978)

Class B
Sold	3,676	$36,738	22,237	$210,890
Dividends and/or distributions reinvested	11,223	111,421	32,070	301,746
Redeemed	(93,281)	(920,409)	(473,491)	(4,438,209)

Net decrease	(78,382)	$(772,250)	(419,184)	$(3,925,573)

Class C
Sold	1,010,985	$10,025,191	1,293,000	$12,097,191
Dividends and/or distributions reinvested	251,308	2,492,189	587,480	5,528,467
Redeemed	(1,423,172)	(14,092,686)	(5,286,801)	(49,305,971)

Net decrease	(160,879)	$(1,575,306)	(3,406,321)	$(31,680,313)

Class Y
Sold	841,210	$8,312,315	1,013,897	$9,661,643
Dividends and/or distributions reinvested	49,859	494,307	94,977	894,210
Redeemed	(820,629)	(8,102,174)	(1,077,140)	(10,005,675)

Net increase	70,440	$704,448	31,734	$550,178

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$29,825,568	$65,654,412

47         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

The Fund’s management fee for the fiscal six months ended January 30, 2015 was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 30, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

48        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

7. Fees and Other Transactions with Affiliates (Continued)

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	5,096
Accumulated Liability as of January 30, 2015	40,392

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

49         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 30, 2015	$34,512	$5,610	$5,879	$3,104

8. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the

50        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

8. Borrowings and Other Financing (Continued)

Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1741% as of January 30, 2015). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended January 30, 2015 equal 0.13% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of January 30, 2015, the Fund had borrowings outstanding at an interest rate of 0.1741%. Details of the borrowings for the six months ended January 30, 2015 are as follows:

Average Daily Loan Balance	$7,605,435
Average Daily Interest Rate	0.156%
Fees Paid	$436,059
Interest Paid	$6,246

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in

51         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Borrowings and Other Financing (Continued)

interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended January 30, 2015 are included in expenses on the Fund’s Statement of Operations and equal 0.07% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended January 30, 2015.

Details of reverse repurchase agreement transactions for the six months ended January 30, 2015 are as follows:

Fees Paid	$145,409

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether

52        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

9. Pending Litigation (Continued)

any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

53         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

54        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the New Jersey Municipal category. The Board noted that the Fund’s five-year performance was better than its category median although its one-year, three-year, and ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load New Jersey Municipal funds with comparable asset levels and distribution features. The Fund’s contractual management fees were higher than its peer group median and category median. The Fund’s total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the

55         OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

56        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

57        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Elizabeth Krentzman, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Daniel Vandivort, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee

Daniel G. Loughran, Vice President

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Arthur P. Steinmetz, President and Principal Executive Officer

Arthur S. Gabinet, Secretary and Chief Legal Officer

Jennifer Sexton, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

58        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

59        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

60        OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

A Better Website for Investors

We redesigned the OppenheimerFunds investor site to help you find the information and services you need — quickly. Visit oppenheimerfunds.com/investors to see how well the new site will work for you. You can also visit our website for 24-hour access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0395.001.0115    March 23, 2015

Semiannual Report 1/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® Pennsylvania Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/30/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	7.32%	2.22%	4.52%
1-Year	13.50	8.11	8.86
5-Year	6.52	5.49	5.42
10-Year	4.36	3.85	4.82

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

*January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2015.

2    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Performance Discussion

While interest rates continued to hover at low levels, Oppenheimer Rochester Pennsylvania Municipal Fund once again generated high levels of tax-free income and a competitive, yield-driven total return for the 6 months ended January 30, 2015, the last business day of this reporting period. The Fund’s Class A shares provided a distribution yield of 5.68% at net asset value (NAV) at the end of this reporting period. For Pennsylvania residents in the top 2015 bracket for federal and state income taxes, a taxable investment with a January 2015 yield of less than 9.41% would not have delivered as much after-tax income as the Class A shares of this Fund. At 7.32% as of January 30, 2015, the 6-month cumulative total return at NAV for this Fund’s Class A shares exceeded the Barclays Municipal Bond Index, its benchmark, by 280 basis points.

MARKET OVERVIEW

Overall, the muni market rallied during the 6 months ended January 31, 2015, thanks in part to positive reports from the Federal Reserve.

It came as no surprise to Fed watchers that the Federal Open Market Committee (FOMC) voted in October 2014 to end quantitative easing the next month.

Considered by many to be the largest intervention in the Fed’s history, the program was initiated in 2008 to stimulate the economy by adding billions to its holdings of mortgage-backed and Treasury securities. According to a statement released January 28, 2015, the FOMC observed economic activity expanding at a solid pace with strong job gains, a lower unemployment rate, and moderate increases in household spending and business fixed investments. However, a range of labor market indicators suggested that labor resources continued to be underutilized and the recovery in the housing sector remained slow.

The committee’s concerns about falling energy prices, among other factors, played into its

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.68%
Dividend Yield with sales charge	5.41
Standardized Yield	5.15
Taxable Equivalent Yield	9.41
Last distribution (1/27/15)	$0.051
Total distributions (8/1/14 to 1/31/15)	$0.306
Endnotes for this discussion begin on page 12 of this report

3    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

decision to maintain its policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.

The January statement was similar to the one issued in December 2014: In both, the FOMC said it could be “patient” about normalizing its stance on monetary policy, especially if projected inflation continued to run below the committee’s longer-run goal of 2%. The Fed’s long-standing assurance had been that it planned to keep the Fed Funds target rate at its current level “for a considerable time” after the end of its bond-buying program.

At a press conference following the December 2014 meeting, Fed Chair Janet Yellen said it would be unlikely for policymakers to consider an increase in the Fed’s benchmark short-term rate before its April meeting. When the January statement also referred to a patient approach, some economists concluded that rates were not likely to move until June 2015, at the earliest.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

As of January 30, 2015, the average yield on 30-year, AAA-rated muni bonds was 2.76%, down 68 basis points from July 31, 2014. The average yield on 10-year, AAA-rated muni bonds was 1.82% on January 30, 2015, down 40 basis points from the July 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.19%, down 4 basis points from the July 2014 date.

Pennsylvania elected Tom Wolf as its new governor in November 2014, a result that signaled the electorate’s discontent with the economy and the leadership of the incumbent, Tom Corbett. Gov. Wolf promptly declined to take a salary and benefits.

He inherited the $29 billion fiscal 2015 budget, which was passed in July 2014 and 2.2% larger than the fiscal 2014 budget. The new spending plan called for increased funding for education and early childhood development. The Commonwealth of Pennsylvania faces a budget deficit of nearly $2 billion but has growing unfunded pension liabilities and no reserve funds. However there are some bright spots with revenue collections at $109 million above estimates in the first 5 months of the current fiscal year, and unemployment decreasing to 5.4%, a 6-year low.

Concerns about Pennsylvania’s public pensions persisted, despite various proposals to rein in costs. Governor Wolf says he is

4    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

opposed to changing the current benefits structure and would like to give a 2010 state law for debt refinancing more time to work. Suggested solutions by various legislators include privatizing the state liquor stores, placing a severance tax on Marcellus shale natural gas or providing new state hires to a 401(k) program.

The nation’s leading credit rating agencies have cited Pennsylvania’s pension headaches in recent downgrades. Standard & Poor’s downgraded Pennsylvania’s general obligation (G.O.) debt three times this reporting period, bringing Pennsylvania’s rating to AA-minus by the end of the reporting period. Fitch Ratings also downgraded the G.O. debt to AA-minus, while Moody’s Investors Service downgraded the debt to Aa3.

Legislators agreed to limit how long a distressed municipality could be afforded protection under Act 47, a state-sponsored workout program that is generally good for bondholders. According to The Bond Buyer, 27 communities have had Act 47 protection, but only 7 have exited the program and 14 have been in the program for more than 10 years.

In Harrisburg, a former Act 47 municipality, Mayor Eric Papenfuse signed a restructuring agreement in January 2015 for debt related to the Verizon Tower, 12-story downtown building that will be leased for use by more than 800 Department of General Services workers. The settlement is expected to reduce the city’s total debt-service payments to about $18 million.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Pennsylvania Municipal Fund held more than 300 securities as of January 30, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A shares had a distribution yield of 5.68% at NAV as of January 30, 2015. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s monthly dividend was a steady 5.1 cents per Class A share throughout this reporting period. This trend shows the positive impact a yield-driven approach can have, even in a low-interest-rate environment. In all, the Fund distributed 30.6 cents per Class A share this reporting period.

5    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 22.0% of the Fund’s total assets (22.0% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

As of January 30, 2015, 14.3% of the Fund’s total assets (14.3% of net assets) continued to be invested in the higher education sector. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Our holdings include bonds issued in Puerto Rico.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 14.2% of the Fund’s total assets (14.2% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the MSA and included in this Fund’s tobacco holdings, as discussed earlier in this report.

The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first-time Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

In late June 2014, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overshadowed by Gov. Padilla’s decision to sign the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”), allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Based on our concerns that this law could be used to lessen the authorities’ debt-service payments to their creditors, we quickly filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act.

6    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

February 2015 Update: Shortly after this reporting period ended, a federal judge ruled that the Recovery Act violates the United States Constitution and is therefore invalid. The Commonwealth and PREPA have appealed the court’s ruling.

Puerto Rico debt continued to be the subject of a variety of critical reports during this reporting period. However, while most of the muni bonds issued by Puerto Rico continued to face some pricing pressure, the tide turned for many of the island’s securities before the end of 2014 and prices were rallying late in this reporting period. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund.

Our investment team is determined to protect our shareholders’ best interest and enforce all bond covenants that have been negotiated. We will also continue to monitor credit rating changes and other developments related to

7    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

our Puerto Rico holdings closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/ RochesterFunds). We encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

The Fund was invested in the hospital/healthcare sector as of January 30, 2015, which represented 9.4% of its total assets (9.4% of net assets). Our holdings in this sector consist of securities across the credit spectrum including bonds issued in Puerto Rico.

As of January 30, 2015, the Fund’s investments in the student housing sector represented 6.7% of the Fund’s total assets

(6.8% of net assets). We like that the nation’s colleges and universities have a reliable student population, giving this sector a clear sense of its revenue stream.

G.O. securities, which are backed by the full faith and taxing authority of state and local governments, comprised 6.6% of the Fund’s total assets (6.6% of net assets) as of January 30, 2015 and included some securities issued in Puerto Rico and the Northern Mariana Islands.

The Fund’s holdings in the sales tax revenue sector represented 5.5% of the Fund’s total assets (5.5% of net assets) as of January 30, 2015, and all were issued in Puerto Rico. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by rising prices among high-grade municipal securities. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions.

9    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 30, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below- investment-

grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

10    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

11    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES*
Tobacco Master Settlement Agreement	22.0%
Higher Education	14.3
Hospital/Healthcare	9.4
Housing-Student	6.7
General Obligation	6.6
Sales Tax Revenue	5.5
Education	5.1
Electric Utilities	3.9
Adult Living Facilities	3.2
Tax Increment Financing	3.1

Portfolio holdings are subject to change. Percentages are as of January 30, 2015, and are based on total assets.

CREDIT ALLOCATION*

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	0.3%	0.3%
AA	10.6	1.2	11.8
A	11.6	0.0	11.6
BBB	43.0	7.1	50.1
BB or lower	19.6	6.6	26.2
Total	84.8%	15.2%	100.0%

The percentages above are based on the market value of the securities as of January 30, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

* January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements.

12    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 1/30/15
	Without Sales Charge	With Sales Charge
Class A	5.68%	5.41%
Class B	5.01	N/A
Class C	5.03	N/A
Class Y	5.81	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 1/31/15
Class A	5.15%
Class B	4.65
Class C	4.66
Class Y	5.56

TAXABLE EQUIVALENT YIELDS
As of 1/31/15
Class A	9.41%
Class B	8.50
Class C	8.52
Class Y	10.16

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	7.32%	13.50%	6.52%	4.36%	5.78%
Class B (OPABX)	5/3/93	6.91	12.67	5.66	3.87	4.95
Class C (OPACX)	8/29/95	6.83	12.58	5.71	3.56	4.51
Class Y (OPAYX)	11/29/10	7.39	13.66	N/A	N/A	6.51
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/30/15
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	2.22%	8.11%	5.49%	3.85%	5.58%
Class B (OPABX)	5/3/93	1.91	7.67	5.33	3.87	4.95
Class C (OPACX)	8/29/95	5.83	11.58	5.71	3.56	4.51
Class Y (OPAYX)	11/29/10	7.39	13.66	N/A	N/A	6.51

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and

13    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2015.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.051 for the 27-day accrual period ended January 27, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 27, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0450, $0.0450 and $0.0522, respectively, for the 27-day accrual period ended January 27, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal and Pennsylvania tax rate of 45.3%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal

14    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

15    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2014	Ending Account Value January 30, 2015	Expenses Paid During 6 Months Ended January 30, 2015
Class A	$1,000.00	$1,073.20	$5.00
Class B	1,000.00	1,069.10	8.96
Class C	1,000.00	1,068.30	8.90
Class Y	1,000.00	1,073.90	4.22

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.26	4.87
Class B	1,000.00	1,016.44	8.73
Class C	1,000.00	1,016.50	8.68
Class Y	1,000.00	1,021.01	4.11
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 30, 2015 are as follows:

Class	Expense Ratios
Class A	0.96%
Class B	1.72
Class C	1.71
Class Y	0.81

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 30, 2015* Unaudited

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—107.1%
Pennsylvania—70.0%
$1,125,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)	5.125%	05/01/2029	$1,131,401

80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)	5.125	05/01/2025	80,580

160,000	Allegheny County, PA HDA (UPMC Health System)	5.500	08/15/2034	185,326

35,000	Allegheny County, PA HDA (UPMC Health System)	5.375	08/15/2029	40,580

1,125,000	Allegheny County, PA HEBA (Carlow University)	6.750	11/01/2031	1,323,506

1,310,000	Allegheny County, PA HEBA (Carlow University)	6.000	11/01/2021	1,484,309

1,000,000	Allegheny County, PA HEBA (Chatham University)	5.000	09/01/2035	1,095,660

15,000	Allegheny County, PA HEBA (Robert Morris University)	6.000	05/01/2028	17,908

2,000,000	Allegheny County, PA HEBA (Robert Morris University)	6.000	10/15/2038	2,222,940

2,500,000	Allegheny County, PA HEBA (Robert Morris University)	5.900	10/15/2028	2,778,775

3,650,000	Allegheny County, PA HEBA (Robert Morris University)	5.750	10/15/2040	4,038,141

2,250,000	Allegheny County, PA HEBA (Robert Morris University)	5.500	10/15/2030	2,482,470

10,000	Allegheny County, PA IDA (ARC Allegheny Foundation)	5.000	12/01/2028	9,701

1,200,000	Allegheny County, PA IDA (Propel Charter School-East)	6.375	08/15/2035	1,323,768

1,000,000	Allegheny County, PA IDA (Propel Charter School-Montour)	6.750	08/15/2035	1,120,040

1,500,000	Allegheny County, PA IDA (Propel Charter School-Sunrise)	6.000	07/15/2038	1,568,715

1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)	5.100	09/01/2026	1,246,511

890,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)	5.125	09/01/2031	903,359

1,000,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)	5.000	09/01/2021	1,025,490

400,000	Allegheny County, PA IDA (School Facility Devel.)	5.900	08/15/2026	434,864

16,750,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.600	07/01/2023	17,048,485

1,660,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)	5.950	01/20/2043	1,756,048

30,000	Allegheny County, PA Residential Finance Authority (Cambridge Square Apartments)	4.250	01/15/2017	30,938

1,290,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)	6.100	01/20/2043	1,369,967

1,660,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)	6.160	01/20/2043	1,765,642

13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[1]	5.500	11/01/2031	15,194,010

1,750,000	Bethlehem, PA GO	6.500	12/01/2032	2,133,687

1,000,000	Bucks County, PA IDA (Lutheran Community Telford Center)	5.750	01/01/2027	1,026,770

18    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$2,000,000	Butler County, PA Hospital Authority (Butler Health System)	7.250%	07/01/2039	$2,392,780

1,760,000	Butler County, PA IDA (Greenview Gardens Apartments)	6.250	07/01/2033	1,816,918

800,000	Butler County, PA IDA (Greenview Gardens Apartments)	6.000	07/01/2023	828,672

2,865,000	Cambridge, PA Area Joint Authority	6.000	12/01/2037	3,124,368

950,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)	6.250	11/15/2041	1,130,348

2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)	7.000	11/15/2046	2,474,660

30,000	Charleroi, PA Area School Authority	6.000	10/01/2017	30,145

2,000,000	Chester County, PA H&EFA (Immaculata University)	7.000	11/01/2041	2,393,480

23,915,000	Chester County, PA IDA (Aqua Pennsylvania)[1]	5.000	02/01/2041	24,857,997

1,000,000	Chester County, PA IDA (West Chester University Student Hsg.)	5.000	08/01/2035	1,086,840

1,000,000	Clairton, PA Municipal Authority	5.000	12/01/2037	1,107,760

1,310,000	Clarion County, PA IDA (Clarion University Foundation)	5.000	07/01/2034	1,427,153

1,220,000	Clarion County, PA IDA (Clarion University Foundation)	5.000	07/01/2024	1,367,998

2,430,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)	5.000	07/01/2029	2,661,385

3,500,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)	5.000	07/01/2033	3,775,695

2,500,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)	6.250	01/01/2024	2,851,400

1,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Ministries)	5.000	01/01/2027	1,034,640

950,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)	5.000	12/01/2021	964,886

6,605,000	Delaware County, PA Authority (Cabrini College)	5.500	07/01/2024	6,617,219

3,965,000	Delaware County, PA Authority (Eastern University)	5.250	10/01/2032	4,387,828

6,385,000	Delaware County, PA Authority (Eastern University)	5.000	10/01/2027	7,031,737

100,000	Delaware County, PA Authority (MAS/MCMCSPA/MHH/MHP/MHSSPA Obligated Group)	5.375	11/15/2023	100,437

650,000	Delaware County, PA Authority (Neumann College)	6.250	10/01/2038	660,354

1,160,000	Delaware County, PA Authority (Neumann College)	6.000	10/01/2025	1,336,158

280,000	Delaware County, PA Authority (Neumann College)	6.000	10/01/2030	318,548

1,000,000	Delaware County, PA Authority (Neumann College)	6.125	10/01/2034	1,140,540

1,250,000	Delaware County, PA Authority (Neumann University)	5.250	10/01/2031	1,364,237

1,150,000	Delaware County, PA Authority (Neumann University)	5.000	10/01/2025	1,254,477

18,705,000	Delaware County, PA IDA (Aqua Pennsylvania)[1]	5.000	11/01/2038	19,236,024

4,160,000	Delaware County, PA IDA (Naamans Creek)	7.000	12/01/2036	4,391,504

1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000	07/01/2030	1,098,190

1,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000	07/01/2035	1,351,075

19    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

Pennsylvania (Continued)

$16,900,000	Emmaus, PA General Authority	0.100%[2]		12/01/2028	$16,900,000

3,945,000	Erie County, PA Hospital Authority (St. Vincent’s Health)	7.000		07/01/2027	4,259,022

2,565,000	Erie, PA Higher Education Building Authority (Gannon University)	5.500		05/01/2040	2,841,481

1,000,000	Erie, PA Higher Education Building Authority (Gannon University)	5.375		05/01/2030	1,098,760

7,840,000	Erie, PA Higher Education Building Authority (Gannon University)	5.000		05/01/2038	8,705,850

3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)	5.500		03/15/2038	3,326,700

720,000	Erie-Western PA Port Authority	5.125		06/15/2016	721,742

3,265,000	Fayette County, PA Redevel. Authority (Fayette Crossing)	7.000		09/01/2019	3,503,247

550,000	Harrisburg, PA Authority	5.000		07/15/2024	551,260

165,000	Harrisburg, PA Authority	5.000		07/15/2023	165,406

6,575,000	Harrisburg, PA Authority	5.000		07/15/2021	6,594,396

210,000	Harrisburg, PA GO	9.601	[3]	03/15/2015	209,213

50,000	Harrisburg, PA GO	9.614	[3]	09/15/2016	47,479

10,000	Harrisburg, PA GO	9.600	[3]	09/15/2015	9,815

150,000	Harrisburg, PA GO	10.085	[3]	03/15/2015	149,438

40,000	Harrisburg, PA GO	9.600	[3]	03/15/2016	38,592

70,000	Harrisburg, PA GO	9.727	[3]	09/15/2015	68,705

335,000	Harrisburg, PA Water System	5.000		07/15/2023	335,824

6,505,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)	6.000		12/01/2037	6,953,064

295,000	Jeanette, PA GO	5.000		04/01/2018	296,097

2,100,000	Lackawanna County, PA GO	6.000		09/15/2032	2,490,999

12,565,000	Lawrence County, PA IDA (Shenango Presbyterian Center)	5.625		11/15/2037	12,830,498

1,807,494	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000		11/01/2018	1,265,246

3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000		11/01/2023	2,520,000

2,747,774	Lehigh County, PA GPA (Kidspeace)	0.000	[4]	02/01/2044	405,297

2,721,970	Lehigh County, PA GPA (Kidspeace)[5]	7.500		02/01/2044	27

3,606,455	Lehigh County, PA GPA (Kidspeace/KC/KNCONY/KCH/KMAKNC/KNCONM / IRSch Obligated Group)[6]	7.500		02/01/2044	3,547,850

4,700,000	Lehigh Northampton, PA Airport Authority	6.000		05/15/2030	4,707,097

150,000	Luzerne County, PA Flood Protection Authority	5.000		01/15/2018	150,384

100,000	Luzerne County, PA Flood Protection Authority	5.000		01/15/2023	100,141

5,000,000	Luzerne County, PA IDA	7.750		12/15/2027	5,250,450

3,720,000	Lycoming County, PA Authority (Pennsylvania College of Technology)	5.000		05/01/2032	4,165,507

11,060,000	Mifflin County, PA Hospital Authority (Lewiston Hospital/Lewiston Healthcare Foundation Obligated Group)	5.125		07/01/2030	11,962,275

1,000,000	Millcreek, PA Richland Joint Authority	5.500		08/01/2037	1,120,290

1,390,000	Millcreek, PA Richland Joint Authority	5.500		08/01/2037	1,468,021

20    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$855,000	Millcreek, PA Richland Joint Authority	5.375%	08/01/2027	$955,197

595,000	Millcreek, PA Richland Joint Authority	5.250	08/01/2022	639,107

20,915,000	Montgomery County, PA IDA[1]	5.375	08/01/2038	24,468,027

300,000	Montgomery County, PA IDA (Philadelphia Presbyterian Homes)	6.500	12/01/2025	360,645

2,890,000	Montgomery County, PA IDA (Wordsworth Academy)	8.000	09/01/2024	2,891,127

2,860,000	Northampton County, PA General Purpose Authority (Moravian College)	5.000	07/01/2031	3,151,863

1,275,000	Northampton County, PA IDA (Morningstar Senior Living)	5.000	07/01/2032	1,357,799

1,500,000	Northampton County, PA IDA (Morningstar Senior Living)	5.000	07/01/2027	1,621,425

14,826,610	Northampton County, PA IDA (Northampton Generating)[9]	5.000	12/31/2023	13,607,714

3,415,000	Northumberland County, PA IDA (NHS Youth Services)	7.750	02/15/2029	1,867,220

1,205,000	Northumberland County, PA IDA (NHS Youth Services)	5.500	02/15/2033	914,209

1,575,000	Northumberland County, PA IDA (NHS Youth Services)	7.500	02/15/2029	839,302

16,000,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2032	18,389,120

39,737,908	PA EDFA (Bionol Clearfield)[7]	8.500	07/01/2015	1,750,852

35,000	PA EDFA (Fayette Thermal)	5.500	12/01/2021	35,018

255,000	PA EDFA (Fayette Thermal)	5.250	12/01/2016	255,150

3,000,000	PA EDFA (Forum)	5.000	03/01/2029	3,473,670

3,000,000	PA EDFA (Philadelphia Biosolids Facility)	6.250	01/01/2032	3,351,090

2,950,000	PA EDFA (US Airways Group)	8.000	05/01/2029	3,537,817

1,025,000	PA HEFA (Assoc. of Independent Colleges & Universities)	5.125	05/01/2032	1,064,340

100,000	PA HEFA (California University of Pennsylvania Student Assoc.)	5.000	07/01/2028	100,052

170,000	PA HEFA (California University of Pennsylvania Student Assoc.)	6.750	09/01/2020	170,476

3,115,000	PA HEFA (California University of Pennsylvania Student Assoc.)	6.750	09/01/2032	3,123,597

55,000	PA HEFA (California University of Pennsylvania Student Assoc.)	6.800	09/01/2025	55,133

1,245,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.000	11/01/2027	1,367,832

535,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.000	11/01/2042	572,418

175,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.750	04/15/2034	175,296

10,000	PA HEFA (Drexel University College of Medicine)	5.000	05/01/2037	10,906

3,500,000	PA HEFA (Edinboro University Foundation)	6.000	07/01/2043	3,878,105

6,285,000	PA HEFA (Edinboro University Foundation)	5.750	07/01/2028	6,710,117

3,000,000	PA HEFA (Edinboro University Foundation)	5.800	07/01/2030	3,299,550

8,225,000	PA HEFA (Edinboro University Foundation)	6.000	07/01/2042	8,805,932

9,000,000	PA HEFA (Edinboro University Foundation)	5.875	07/01/2038	9,617,760

4,000,000	PA HEFA (Elizabethtown College)	5.000	12/15/2027	4,201,600

21    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

Pennsylvania (Continued)

$1,300,000	PA HEFA (Gwynedd Mercy College)	5.375%		05/01/2042	$1,431,963

750,000	PA HEFA (Indiana University Foundation)	5.000		07/01/2041	821,393

2,650,000	PA HEFA (La Salle University)	5.000		05/01/2029	2,992,566

1,490,000	PA HEFA (Marywood University)	5.125		06/01/2029	1,504,542

50,000	PA HEFA (Pennsylvania State University)	5.000		03/01/2022	50,201

250,000	PA HEFA (Philadelphia University)	5.000		06/01/2035	255,895

1,400,000	PA HEFA (Shippensburg University Student Services)	5.000		10/01/2035	1,491,322

7,000,000	PA HEFA (Shippensburg University)	6.250		10/01/2043	7,944,230

3,000,000	PA HEFA (Shippensburg University)	6.000		10/01/2031	3,372,270

1,750,000	PA HEFA (St. Francis University)	6.000		11/01/2031	1,968,400

2,250,000	PA HEFA (St. Francis University)	6.250		11/01/2041	2,555,370

100,000	PA HEFA (Student Association)	6.750		09/01/2023	100,149

4,515,000	PA HEFA (University of Pennsylvania Health System)	5.750		08/15/2041	5,416,510

60,000	PA HEFA (University of the Arts)	5.500		03/15/2020	60,128

1,685,000	PA HEFA (University of the Arts)	5.750		03/15/2030	1,687,477

3,050,000	PA HEFA (University of the Arts)	5.625		03/15/2025	3,054,575

1,000,000	PA HEFA (Ursinus College)	5.000		01/01/2029	1,124,110

1,000,000	PA HEFA (Widener University)	5.000		07/15/2038	1,120,740

650,000	PA HEFA (Widener University)	5.000		07/15/2026	664,476

5,000,000	PA Public School Building Authority (Harrisburg Area Community College)	5.000		10/01/2031	5,526,550

4,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000		04/01/2028	4,527,640

3,500,000	PA Public School Building Authority (School District of Philadelphia)	5.000		04/01/2027	4,005,505

3,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000		04/01/2029	3,361,740

4,540,000	PA Public School Building Authority (School District of Philadelphia)	5.000		04/01/2032	5,041,216

2,250,000	PA Public School Building Authority (School District of Philadelphia)	5.000		04/01/2031	2,506,005

1,120,000	PA Southcentral General Authority (Hanover Hospital)	5.000		12/01/2020	1,146,925

900,000	PA Southcentral General Authority (Hanover Hospital)	5.000		12/01/2027	913,050

2,310,000	PA Southcentral General Authority (Hanover Hospital)	5.000		12/01/2028	2,342,502

24,615,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[1]	6.000		06/01/2029	28,265,161

4,000,000	PA Turnpike Commission	0.000	[4]	12/01/2034	4,406,040

5,000,000	PA Turnpike Commission	0.000	[4]	12/01/2038	5,612,500

2,000,000	PA Turnpike Commission	5.000		12/01/2032	2,342,160

5,000,000	PA Turnpike Commission	0.000	[4]	12/01/2034	5,395,800

2,000,000	PA Turnpike Commission	5.000		12/01/2044	2,336,600

2,000,000	PA Turnpike Commission	5.000		12/01/2030	2,400,700

1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)	6.500		01/01/2041	2,162,933

2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)	5.625		01/01/2032	2,336,000

22    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$2,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125%	03/15/2043	$2,748,775

185,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)	6.875	04/01/2034	185,768

2,000,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)	5.000	04/01/2039	2,044,280

25,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)	6.750	04/01/2023	25,116

2,355,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)	5.000	04/01/2033	2,395,129

450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	5.875	04/01/2032	482,823

500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	6.250	04/01/2042	542,555

1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)	5.750	11/15/2030	1,059,380

500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)	6.375	11/15/2040	543,440

2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)	5.375	06/15/2030	2,200,956

4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)	5.625	06/15/2042	4,315,400

1,000,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)	7.625	12/15/2041	1,147,140

2,115,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)	7.150	12/15/2036	2,371,676

1,500,000	Philadelphia, PA Authority for Industrial Devel. (New Foundation Charter School)	6.625	12/15/2041	1,684,185

1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)	6.250	05/01/2033	1,664,338

1,580,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)	5.125	01/01/2021	1,529,424

3,090,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	7.000	06/15/2043	3,483,635

2,000,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	6.750	06/15/2033	2,234,780

410,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (GIH/PPAM)	5.125	07/01/2016	416,462

1,785,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Miriam and Robert M. Rieder House)	6.100	07/01/2033	1,796,246

3,000,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)	5.625	07/01/2035	3,070,200

10,000	Philadelphia, PA Gas Works	5.000	08/01/2032	10,033

35,000	Philadelphia, PA Gas Works	5.000	09/01/2033	35,130

6,260,000	Philadelphia, PA GO	6.500	08/01/2041	7,663,367

1,005,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)	7.250	01/01/2021	1,008,457

250,000	Philadelphia, PA Hsg. Authority	5.000	12/01/2021	253,243

1,000,000	Philadelphia, PA Municipal Authority	6.500	04/01/2034	1,172,360

50,000	Philadelphia, PA Parking Authority	5.125	02/15/2018	50,206

10,000	Philadelphia, PA Parking Authority, Series A	5.000	02/15/2015	10,020

23    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

Pennsylvania (Continued)

$20,000	Philadelphia, PA Parking Authority, Series A	5.250%		02/15/2029	$20,075

45,000	Philadelphia, PA Redevel. Authority	5.000		04/15/2028	45,208

1,000,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.625		07/01/2023	1,001,440

5,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.500		07/01/2035	5,006

1,500,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.625		07/01/2028	1,501,875

115,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[6]	5.450		02/01/2023	116,558

25,000	Philadelphia, PA Redevel. Authority (Neighborhood Transformation)	5.000		04/15/2027	25,122

4,100,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)	6.250		10/01/2032	4,107,503

2,385,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)	6.000		10/01/2023	2,389,508

25,000	Philadelphia, PA Redevel. Authority (Philadelphia Corp. for Aging)	5.250		07/01/2031	25,077

45,000	Philadelphia, PA School District	6.000		09/01/2038	53,264

3,340,000	Philadelphia, PA School District	6.000		09/01/2038	3,815,816

2,830,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)	6.130		01/20/2043	3,011,828

2,895,000	Reading, PA Hsg. Auth (Goggle Works Apts.)	5.875		06/01/2052	3,127,932

900,000	Reading, PA Hsg. Auth (Goggle Works Apts.)	5.625		06/01/2042	965,475

15,000	Schuylkill County, PA IDA (Ascension Health Credit Group)	5.000		11/01/2019	15,059

55,000	Schuylkill County, PA IDA (Ascension Health Credit Group)	5.000		11/01/2028	55,197

10,000	Schuylkill County, PA IDA (DOCNHS/BSVHS/WMHS Obligated Group)	5.000		11/01/2028	10,036

2,000,000	South Fork, PA Municipal Authority (Conemaugh Health System)	5.500		07/01/2029	2,458,200

4,300,000	Susquehanna, PA Area Regional Airport Authority	6.500		01/01/2038	4,694,267

7,300,000	Washington County, PA Redevel. Authority (Victory Centre)	5.450		07/01/2035	7,480,310

10,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)	5.000		03/01/2037	10,264,400

5,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)	5.000		03/01/2027	5,321,000

					624,734,707

U.S. Possessions—37.1%
700,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750		09/01/2031	786,226

185,000	Guam Power Authority, Series A	5.000		10/01/2023	224,348

235,000	Guam Power Authority, Series A	5.000		10/01/2024	285,029

420,000	Guam Power Authority, Series A	5.000		10/01/2030	494,134

1,500,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.625		06/01/2047	1,208,640

38,902,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[3]	06/01/2057	734,470

24    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

U.S. Possessions (Continued)

$3,230,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.250%		06/01/2032	$3,189,593

465,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	471,947

855,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	841,217

1,460,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,327,782

2,260,000	Northern Mariana Islands Ports Authority, Series A	5.500		03/15/2031	2,099,992

1,075,000	Northern Mariana Islands Ports Authority, Series A	6.600		03/15/2028	1,098,585

4,500,000	Puerto Rico Aqueduct & Sewer Authority	6.125		07/01/2024	3,473,280

810,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	573,683

1,460,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	1,035,768

1,005,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	711,289

5,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2037	3,409,200

69,645,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	69,241,755

429,890,000	Puerto Rico Children’s Trust Fund (TASC)	6.534	[3]	05/15/2050	31,760,273

136,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.325	[3]	05/15/2055	4,088,160

1,817,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[3]	05/15/2057	28,163,500

52,750,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	51,901,252

3,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	2,113,290

5,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	3,707,500

7,360,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	5,120,205

9,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	6,429,870

15,000	Puerto Rico Commonwealth GO	6.000		07/01/2027	15,304

2,000,000	Puerto Rico Commonwealth GO	5.000		07/01/2020	1,614,320

4,500,000	Puerto Rico Commonwealth GO	8.000		07/01/2035	3,771,540

790,000	Puerto Rico Commonwealth GO	6.000		07/01/2028	595,889

2,500,000	Puerto Rico Commonwealth GO	5.375		07/01/2033	1,760,925

3,000,000	Puerto Rico Commonwealth GO	5.125		07/01/2028	2,135,250

3,000,000	Puerto Rico Electric Power Authority, Series A8	6.750		07/01/2036	1,540,470

3,325,000	Puerto Rico Electric Power Authority, Series A8	5.000		07/01/2042	1,708,319

4,920,000	Puerto Rico Electric Power Authority, Series A8	5.000		07/01/2029	2,526,863

1,760,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2030	903,883

5,540,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2027	2,844,735

1,510,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2025	775,249

1,435,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2024	736,686

3,505,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2031	1,800,203

3,000,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.250		07/01/2027	1,540,470

6,000,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2025	5,982,420

1,450,000	Puerto Rico Electric Power Authority, Series TT8	5.000		07/01/2032	744,778

1,670,000	Puerto Rico Electric Power Authority, Series WW8	5.000		07/01/2028	857,645

2,445,000	Puerto Rico Electric Power Authority, Series XX8	5.250		07/01/2040	1,256,119

725,000	Puerto Rico Electric Power Authority, Series ZZ8	5.000		07/01/2022	372,121

1,000,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	728,470

10,000	Puerto Rico Highway & Transportation Authority, Series A	5.000		07/01/2038	5,190

325,000	Puerto Rico Highway & Transportation Authority, Series H	5.000		07/01/2028	169,345

700,000	Puerto Rico Highway & Transportation Authority, Series N	5.250		07/01/2039	497,931

270,000	Puerto Rico Infrastructure	5.000		07/01/2041	168,021

1,750,000	Puerto Rico Infrastructure	6.400	[3]	07/01/2043	276,885

25    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

U.S. Possessions (Continued)

$1,400,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500%		10/01/2037	$844,466

185,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	148,470

200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	173,648

1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	981,100

125,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	103,634

440,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)	5.750		06/01/2019	189,191

1,500,000	Puerto Rico Public Buildings Authority	6.500		07/01/2030	1,113,135

1,265,000	Puerto Rico Public Buildings Authority	6.000		07/01/2019	1,022,436

3,000,000	Puerto Rico Public Buildings Authority	5.750	[2]	07/01/2034	2,499,780

1,000,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	738,440

115,000	Puerto Rico Public Buildings Authority	6.250		07/01/2023	87,103

2,070,000	Puerto Rico Public Buildings Authority	6.000		07/01/2041	1,458,170

1,015,000	Puerto Rico Public Buildings Authority, Series D	5.250		07/01/2036	695,914

5,725,000	Puerto Rico Public Finance Corp., Series B	5.500		08/01/2031	3,016,789

7,385,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2037	5,325,397

30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280	[3]	08/01/2034	5,323,800

950,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2042	667,993

3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375		08/01/2039	2,111,910

5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	3,732,550

5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	3,897,850

3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	2,322,060

18,015,000	Puerto Rico Sales Tax Financing Corp., Series C	6.380	[3]	08/01/2038	2,590,017

5,500,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2039	4,140,070

2,170,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	1,615,413

22,130,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	17,555,286

3,235,000	University of Puerto Rico, Series P	5.000		06/01/2030	1,931,004

1,300,000	University of Puerto Rico, Series Q	5.000		06/01/2030	775,983

17,450,000	V.I. Tobacco Settlement Financing Corp.	6.250	[3]	05/15/2035	2,409,147

7,000,000	V.I. Tobacco Settlement Financing Corp.	7.625	[3]	05/15/2035	688,100

4,150,000	V.I. Tobacco Settlement Financing Corp.	6.875	[3]	05/15/2035	500,573

2,195,000	V.I. Tobacco Settlement Financing Corp.	6.500	[3]	05/15/2035	280,521

2,235,000	V.I. Tobacco Settlement Financing Corp. (TASC)	5.000		05/15/2031	2,235,268

30,000	V.I. Tobacco Settlement Financing Corp. (TASC)	5.000		05/15/2021	30,007

					331,025,244

Total Investments, at Value (Cost $1,043,597,129)—107.1%					955,759,951

Net Other Assets (Liabilities)—(7.1)					(63,689,518)

Net Assets—100.0%					$892,070,433

*January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

Footnotes to Statement of Investments

1. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

26    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

2. Represents the current interest rate for a variable or increasing rate security.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 30, 2015. See Note 4 of the accompanying Notes.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

8. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

9. Interest or dividend is paid-in-kind, when applicable.

To simplify the listings of securities, abbreviations are used per the table below:

ARC	Assoc. of Retarded Citizens
BSVHS	Baptist/St. Vincent’s Health System
CCC	Continuing Care Center
DOCNHS	Daughters of Charity National Health Systems
EDFA	Economic Devel. Finance Authority
GIH	Germantown Interfaith Housing
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HECR	Hospital Episcopal Cristo Redentor
HEFA	Higher Education Facilities Authority
HESL	Hospital Episcopal San Lucas
IDA	Industrial Devel. Agency
IEP	Iglesia Episcopal Puertorriquena
IRSch	Iron Range School
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KC	Kidspeace Corporation
KCH	Kidspeace Childrens Hospital
KMAKNC	Kidspeace Mesabi Academy
KNCONM	Kidspeace National Centers of North America
KNCONY	Kidspeace National Centers of New York
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MHH	Mercy Haverford Foundation
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
PPAM	Philadelphia Presbytery Apartments of Morrisville
RITES	Residual Interest Tax Exempt Security
ROLs	Reset Option Longs
RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest

27    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Abbreviation: Continued

TASC	Tobacco Settlement Asset-Backed Bonds
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands
WMHS	Western Maryland Health Systems

See accompanying Notes to Financial Statements.

28    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 30, 20151 Unaudited

Assets
Investments, at value (cost $1,043,597,129)—see accompanying statement of investments	$955,759,951

Cash	4,199,082

Receivables and other assets:
Interest	11,733,443
Shares of beneficial interest sold	683,592
Investments sold on a when-issued or delayed delivery basis	40,225
Other	232,418

Total assets	972,648,711

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	78,555,000
Shares of beneficial interest redeemed	990,102
Dividends	724,808
Trustees’ compensation	146,746
Distribution and service plan fees	112,199
Shareholder communications	6,985
Other	42,438

Total liabilities	80,578,278

Net Assets	$892,070,433

Composition of Net Assets
Paid-in capital	$1,094,839,141

Accumulated net investment income	13,037,443

Accumulated net realized loss on investments	(127,968,973)

Net unrealized depreciation on investments	(87,837,178)

Net Assets	$892,070,433

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

29    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $601,322,871 and 55,532,176 shares of beneficial interest outstanding)	$10.83
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.37

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,065,798 and 1,392,105 shares of beneficial interest outstanding)	$10.82

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $243,976,842 and 22,582,607 shares of beneficial interest outstanding)	$10.80

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $31,704,922 and 2,926,880 shares of beneficial interest outstanding)	$10.83

See accompanying Notes to Financial Statements.

30    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 30, 20151 Unaudited

Investment Income
Interest	$30,744,500

Expenses
Management fees	2,229,560

Distribution and service plan fees:
Class A	440,735
Class B	72,286
Class C	1,095,353

Transfer and shareholder servicing agent fees:
Class A	301,457
Class B	8,034
Class C	122,008
Class Y	15,018

Shareholder communications:
Class A	7,798
Class B	680
Class C	4,063
Class Y	418

Interest expense and fees on short-term floating rate notes issued (See Note 4)	325,714

Borrowing fees	517,446

Trustees’ compensation	6,917

Custodian fees and expenses	2,381

Interest expense on borrowings	159

Other	71,142

Total expenses	5,221,169

Net Investment Income	25,523,331

Realized and Unrealized Gain
Net realized gain on investments	4,909,591

Net change in unrealized appreciation/depreciation on investments	31,057,462

Net Increase in Net Assets Resulting from Operations	$61,490,384

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

31    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income	$25,523,331	$59,299,359

Net realized gain (loss)	4,909,591	(6,473,581)

Net change in unrealized appreciation/depreciation	31,057,462	(20,998,208)

Net increase in net assets resulting from operations	61,490,384	31,827,570

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(16,835,715)	(36,896,556)
Class B	(387,175)	(1,058,123)
Class C	(5,911,539)	(13,216,533)
Class Y	(861,748)	(1,718,189)

	(23,996,177)	(52,889,401)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(10,886,860)	(136,470,700)
Class B	(2,451,771)	(9,126,545)
Class C	(2,524,443)	(61,970,892)
Class Y	4,149,928	(5,698,171)

	(11,713,146)	(213,266,308)

Net Assets
Total increase (decrease)	25,781,061	(234,328,139)

Beginning of period	866,289,372	1,100,617,511

End of period (including accumulated net investment income of $13,037,443 and $11,510,289, respectively)	$892,070,433	$866,289,372

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

32    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Six Months Ended January 30, 20151 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$61,490,384

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(43,786,566)
Proceeds from disposition of investment securities	75,553,976
Short-term investment securities, net	2,349,234
Premium amortization	770,868
Discount accretion	(6,406,666)
Net realized gain on investments	(4,909,591)
Net change in unrealized appreciation/depreciation on investments	(31,057,462)
Change in assets:
Decrease in other assets	320,874
Decrease in interest receivable	1,093,735
Decrease in receivable for securities sold	1,664,775
Change in liabilities:
Decrease in other liabilities	(46,747)

Net cash provided by operating activities	57,036,814

Cash Flows from Financing Activities
Proceeds from borrowings	7,600,000
Payments on borrowings	(7,600,000)
Payments on short-term floating rate notes issued	(15,000,000)
Payment on bank overdraft	(1,084,249)
Proceeds from shares sold	51,404,124
Payments on shares redeemed	(84,394,814)
Cash distributions paid	(3,762,793)

Net cash used in financing activities	(52,837,732)

Net increase in cash	4,199,082

Cash, beginning balance	—

Cash, ending balance	$4,199,082

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $20,560,931.
Cash paid for interest on borrowings—$1,127.
Cash paid for interest on short-term floating rate notes issued—$325,714.

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

33    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 30, 2015 (Unaudited)[1]	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$10.38	$10.53	$11.47	$10.60	$10.96	$9.28

Income (loss) from investment operations:
Net investment income[2]	0.33	0.67	0.61	0.63	0.69	0.71
Net realized and unrealized gain (loss)	0.43	(0.22)	(0.94)	0.90	(0.39)	1.62

Total from investment operations	0.76	0.45	(0.33)	1.53	0.30	2.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.60)	(0.61)	(0.66)	(0.66)	(0.65)

Net asset value, end of period	$10.83	$10.38	$10.53	$11.47	$10.60	$10.96

Total Return, at Net Asset Value[3]	7.32%	4.57%	(3.13)%	14.84%	2.98%	25.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$601,323	$586,870	$737,142	$795,924	$723,618	$817,706

Average net assets (in thousands)	$594,851	$624,096	$812,430	$752,625	$760,121	$778,632

Ratios to average net assets:[4]
Net investment income	6.04%	6.60%	5.32%	5.67%	6.50%	6.71%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.77%	0.76%	0.69%	0.70%	0.70%	0.69%
Interest and fees from borrowings	0.12%	0.14%	0.09%	0.12%	0.13%	0.27%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.13%	0.11%	0.16%	0.20%	0.22%

Total expenses	0.96%	1.03%	0.89%	0.98%	1.03%	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	1.03%	0.88%	0.97%	1.03%	1.17%

Portfolio turnover rate	5%	6%	10%	15%	16%	17%

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

34    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Class B	Six Months Ended January 30, 2015 (Unaudited)[1]	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$10.37	$10.52	$11.47	$10.59	$10.95	$9.28

Income (loss) from investment operations:
Net investment income[2]	0.28	0.59	0.51	0.54	0.60	0.62
Net realized and unrealized gain (loss)	0.43	(0.22)	(0.95)	0.91	(0.38)	1.61

Total from investment operations	0.71	0.37	(0.44)	1.45	0.22	2.23

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.52)	(0.51)	(0.57)	(0.58)	(0.56)

Net asset value, end of period	$10.82	$10.37	$10.52	$11.47	$10.59	$10.95

Total Return, at Net Asset Value[3]	6.91%	3.75%	(4.03)%	14.02%	2.13%	24.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,065	$16,828	$26,479	$41,662	$48,569	$68,602

Average net assets (in thousands)	$15,842	$20,693	$35,453	$44,543	$57,201	$71,759

Ratios to average net assets:[4]
Net investment income	5.29%	5.82%	4.47%	4.86%	5.67%	5.87%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.53%	1.56%	1.53%	1.54%	1.53%	1.53%
Interest and fees from borrowings	0.12%	0.14%	0.09%	0.12%	0.13%	0.27%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.13%	0.11%	0.16%	0.20%	0.22%

Total expenses	1.72%	1.83%	1.73%	1.82%	1.86%	2.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.83%	1.72%	1.81%	1.86%	2.01%

Portfolio turnover rate	5%	6%	10%	15%	16%	17%

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

35    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 30, 2015 (Unaudited)[1]	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$10.36	$10.51	$11.45	$10.58	$10.94	$9.27

Income (loss) from investment operations:
Net investment income[2]	0.28	0.60	0.52	0.54	0.61	0.63
Net realized and unrealized gain (loss)	0.42	(0.22)	(0.94)	0.91	(0.39)	1.61

Total from investment operations	0.70	0.38	(0.42)	1.45	0.22	2.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.53)	(0.52)	(0.58)	(0.58)	(0.57)

Net asset value, end of period	$10.80	$10.36	$10.51	$11.45	$10.58	$10.94

Total Return, at Net Asset Value[3]	6.83%	3.79%	(3.88)%	14.01%	2.20%	24.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$243,977	$236,269	$304,243	$332,380	$277,553	$307,583

Average net assets (in thousands)	$240,764	$255,808	$342,161	$302,122	$287,679	$287,513

Ratios to average net assets:[4]
Net investment income	5.28%	5.84%	4.55%	4.89%	5.74%	5.93%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.52%	1.52%	1.46%	1.46%	1.46%	1.45%
Interest and fees from borrowings	0.12%	0.14%	0.09%	0.12%	0.13%	0.27%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.13%	0.11%	0.16%	0.20%	0.22%

Total expenses	1.71%	1.79%	1.66%	1.74%	1.79%	1.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.79%	1.65%	1.73%	1.79%	1.93%

Portfolio turnover rate	5%	6%	10%	15%	16%	17%

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

36    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Class Y	Six Months Ended January 30, 2015 (Unaudited)[1]	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$10.38	$10.53	$11.48	$10.60	$10.68

Income (loss) from investment operations:
Net investment income[3]	0.33	0.69	0.62	0.64	0.44
Net realized and unrealized gain (loss)	0.43	(0.22)	(0.94)	0.92	(0.07)

Total from investment operations	0.76	0.47	(0.32)	1.56	0.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.62)	(0.63)	(0.68)	(0.45)

Net asset value, end of period	$10.83	$10.38	$10.53	$11.48	$10.60

Total Return, at Net Asset Value[4]	7.39%	4.72%	(3.08)%	15.09%	3.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,705	$26,322	$32,754	$28,701	$12,171

Average net assets (in thousands)	$29,657	$28,437	$34,321	$20,110	$4,849

Ratios to average net assets:[5]
Net investment income	6.17%	6.75%	5.46%	5.70%	6.23%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.62%	0.62%	0.55%	0.56%	0.57%
Interest and fees from borrowings	0.12%	0.14%	0.09%	0.12%	0.13%
Interest and fees on short-term floating rate notes issued[6]	0.07%	0.13%	0.11%	0.16%	0.20%

Total expenses	0.81%	0.89%	0.75%	0.84%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%	0.89%	0.74%	0.83%	0.90%

Portfolio turnover rate	5%	6%	10%	15%	16%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

37    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 30, 2015 Unaudited

1. Organization

Oppenheimer Rochester Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

38    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2014 capital loss carryforwards are included in the table below. Capital loss

39    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$1,143,881
2017	48,870,545
2018	43,078,455
No expiration	37,442,587

Total	$130,535,468

As of January 30, 2015, it is estimated that the capital loss carryforwards would be $93,092,881 expiring by 2018 and $32,532,996 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 30, 2015, it is estimated that the Fund will utilize $4,909,591 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$965,856,926[1]

Gross unrealized appreciation	$62,956,890
Gross unrealized depreciation	(150,794,068)

Net unrealized depreciation	$(87,837,178)

1. The Federal tax cost of securities does not include cost of $77,740,203, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

40    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

41    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

42    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

3. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$624,734,707	$—	$624,734,707
U.S. Possessions	—	331,025,244	—	331,025,244

Total Assets	$—	$955,759,951	$—	$955,759,951

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market

43    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse

44    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate

45    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of January 30, 2015, the Fund’s maximum exposure under such agreements is estimated at $56,610,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At January 30, 2015, municipal bond holdings with a value of $130,410,339 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $78,555,000 in short-term floating rate securities issued and outstanding at that date.

At January 30, 2015, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

46    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,250,000	Berks County, PA Municipal Authority ROLs[3]	17.189%	11/1/31	$5,444,010
7,980,000	Chester County, PA IDA (Water Facilities Authority)[3]	8.800	2/1/41	8,922,997
6,240,000	Delaware County, PA IDA ROLs[3]	11.697	11/1/38	6,771,024
6,970,000	Montgomery County, PA IDA RITES	12.834	8/1/38	10,523,027
8,000,000	PA Commonwealth Financing Authority ROLs	7.990	6/1/32	10,389,120
6,155,000	PA Southcentral General Authority (Hanover Hospital) ROLs[3]	18.923	6/1/29	9,805,161

				$51,855,339

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $78,555,000 or 8.08% of its total assets as of January 30, 2015.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to

47    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 30, 2015, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$40,225

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 30, 2015 is as follows:

Cost	$39,737,908
Market Value	$1,750,852
Market Value as % of Net Assets	0.20%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of January 30, 2015, securities with an aggregate market value of $17,607,541, representing 1.97% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 30, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	2,639,412	$28,191,698	5,689,720	$58,137,092
Dividends and/or distributions reinvested	1,337,024	14,287,355	3,029,465	30,890,536
Redeemed	(5,010,123)	(53,365,913)	(22,171,343)	(225,498,328)

Net decrease	(1,033,687)	$(10,886,860)	(13,452,158)	$(136,470,700)

48    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

5. Shares of Beneficial Interest (Continued)

	Six Months Ended January 30, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Class B
Sold	14,425	$153,957	14,809	$150,764
Dividends and/or distributions reinvested	33,106	353,550	93,178	949,037
Redeemed	(278,293)	(2,959,278)	(1,001,669)	(10,226,346)

Net decrease	(230,762)	$(2,451,771)	(893,682)	$(9,126,545)

Class C
Sold	1,262,477	$13,455,295	2,157,744	$21,893,192
Dividends and/or distributions reinvested	481,928	5,138,163	1,112,153	11,317,055
Redeemed	(1,984,927)	(21,117,901)	(9,405,754)	(95,181,139)

Net decrease	(240,522)	$(2,524,443)	(6,135,857)	$(61,970,892)

Class Y
Sold	891,356	$9,503,103	1,210,804	$12,372,773
Dividends and/or distributions reinvested	73,120	781,863	143,946	1,467,996
Redeemed	(573,788)	(6,135,038)	(1,928,725)	(19,538,940)

Net increase (decrease)	390,688	$4,149,928	(573,975)	$(5,698,171)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$43,786,566	$75,553,976

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through November 30, 2014
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Fee Schedule Effective December 1, 2014
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s management fee for the fiscal six months ended January 30, 2015 was 0.50% of average annual net assets before any applicable waivers.

49    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 30, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	8,644
Accumulated Liability as of January 30, 2015	68,499

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other”

50    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

7. Fees and Other Transactions with Affiliates (Continued)

within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

January 30, 2015	$85,235	$—	$24,868	$3,174

51    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates 0.1741% as of January 30, 2015. The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended January 30, 2015 equal 0.10% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of January 30, 2015, the Fund had no borrowings outstanding. Details of the borrowings for the six months ended January 30, 2015 are as follows:

52    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8. Borrowings and Other Financing (Continued)

Average Daily Loan Balance	$198,913
Average Daily Interest Rate	0.156%
Fees Paid	$46,485
Interest Paid	$1,127

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended January 30, 2015 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended January 30, 2015.

53    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Borrowings and Other Financing (Continued)

Details of reverse repurchase agreement transactions for the six months ended January 30, 2015 are as follows:

Fees Paid	$175,632

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

54    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

55    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the Municipal Pennsylvania category. The Board noted that the Fund’s five-year performance was better than its category median, the Fund’s three-year performance was equal to its category median and its one-year and ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load Municipal Pennsylvania funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective December 1, 2014, a new breakpoint of 0.33% was added to assets over $5 billion.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

56    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

57    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

58    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

59    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

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If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

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We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

60    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

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We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

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You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

61    OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

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Semiannual Report 1/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® High Yield Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/30/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index

6-Month	7.39%	2.28%	4.52%
1-Year	14.70	9.25	8.86
5-Year	7.99	6.94	5.42
10-Year	2.13	1.63	4.82

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

*January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2015.

2      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Performance Discussion

While interest rates continued to hover at low levels, Oppenheimer Rochester High Yield Municipal Fund once again generated high levels of tax-free income and a competitive, yield-driven total return for the 6 months ended January 30, 2015, the last business day of this reporting period. The Fund’s Class A shares provided a distribution yield of 6.46% at net asset value (NAV) at the end of this reporting period. For residents in the top 2015 bracket for federal income taxes, a taxable investment with a January 2015 yield of less than 10.28% would not have delivered as much after-tax income as the Class A shares of this Fund. At 7.39% as of January 30, 2015, the 6-month cumulative total return at NAV for this Fund’s Class A shares exceeded the Barclays Municipal Bond Index, its benchmark, by 287 basis points.

MARKET OVERVIEW

Overall, the muni market rallied during the 6 months ended January 31, 2015, thanks in part to positive reports from the Federal Reserve.

It came as no surprise to Fed watchers that the Federal Open Market Committee (FOMC) voted in October 2014 to end quantitative easing the next month.

Considered by many to be the largest intervention in the Fed’s history, the program was initiated in 2008 to stimulate the economy by adding billions to its holdings of mortgage-backed and Treasury securities. According to a statement released January 28, 2015, the FOMC observed economic activity expanding at a solid pace with strong job gains, a lower unemployment rate, and moderate increases in household spending and business fixed investments. However, a range of labor market indicators suggested that labor resources continued to be underutilized and the recovery in the housing sector remained slow.

The committee’s concerns about falling energy

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	6.46%

Dividend Yield with sales charge	6.15

Standardized Yield	5.82

Taxable Equivalent Yield	10.28

Last distribution (1/27/15)	$0.039

Total distributions (8/1/14 to 1/31/15)	$0.24

   Endnotes for this discussion begin on page 12 of this report

3      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

prices, among other factors, played into its decision to maintain its policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.

The January statement was similar to the one issued in December 2014: In both, the FOMC said it could be “patient” about normalizing its stance on monetary policy, especially if projected inflation continued to run below the committee’s longer-run goal of 2%. The Fed’s long-standing assurance had been that it planned to keep the Fed Funds target rate at its current level “for a considerable time” after the end of its bond-buying program.

At a press conference following the December 2014 meeting, Fed Chair Janet Yellen said it would be unlikely for policymakers to consider an increase in the Fed’s benchmark short-term rate before its April meeting. When the January statement also referred to a patient approach, some economists concluded that rates were not likely to move until June 2015, at the earliest.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

As of January 30, 2015, the average yield on 30-year, AAA-rated muni bonds was 2.76%, down 68 basis points from July 31, 2014. The average yield on 10-year, AAA-rated muni bonds was 1.82% on January 30, 2015, down 40 basis points from the July 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.19%, down 4 basis points from the July 2014 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester High Yield Municipal Fund held more than 1,110 securities as of January 30, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 4.1 cents per share for most of this reporting period. However, the

4      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

last payout of this reporting period was 3.9 cents per Class A share, a change necessitated by the persistence of low interest rates. In all, the Fund distributed 24.4 cents per Class A share this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 21.4% of the Fund’s total assets (21.5% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 13.0% of the Fund’s total assets (13.1% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the MSA and included in this Fund’s tobacco holdings, as discussed earlier in this report.

The Fund’s holdings, most of which are insured, include general obligation (G.O.) debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first-time Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

In late June 2014, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overshadowed by Gov. Padilla’s decision to sign the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”), allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Based on our concerns that this law could be used to lessen the authorities’ debt-service payments to their creditors, we quickly filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act.

February 2015 Update: Shortly after this reporting period ended, a federal judge ruled that the Recovery Act violates the United

5      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

States Constitution and is therefore invalid. The Commonwealth and PREPA have appealed the court’s ruling.

Puerto Rico debt continued to be the subject of a variety of critical reports during this reporting period. However, while most of the muni bonds issued by Puerto Rico continued to face some pricing pressure, the tide turned for many of the island’s securities and prices were rallying late in this reporting period. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund.

Our investment team is determined to protect our shareholders’ best interest and enforce all bond covenants that have been negotiated. We will also continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/RochesterFunds). We encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

As of January 30, 2015, the Fund remained invested in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 9.9% and 1.9% of the Fund’s total assets (9.9% and 1.9% of net assets), respectively.

Overall, we believe that the bonds in these sectors have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of these sectors.

The Fund’s holdings in municipal bonds issued by utilities represented 8.5% of total assets (8.5% of net assets) at the end of this reporting period. As of January 30, 2015, this

6      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

set of holdings included sewer utilities with 4.8% of total assets (4.9% of net assets); electric utilities with 2.2% of total assets (2.2% of net assets); water utilities with 1.4% of total assets (1.4% of net assets), and gas utilities with 0.1% of total assets (0.1% of net assets). Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued by PREPA and PRASA.

As of January 30, 2015, the Fund was invested in the hospital/healthcare sector,

which represented 7.5% of total assets (7.6% of net assets). Our holdings in this sector consist of securities across the credit spectrum, and include bonds issued in Puerto Rico.

The Fund remained invested in the adult living facilities sector, which represented 7.3% of the Fund’s total assets (7.4% of net assets) as of January 30, 2015. These bonds finance various projects at senior living centers, tend to outperform in densely populated geographies with strong real estate values and in more rural areas with stable home prices.

7      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

8      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

G.O. securities, which are backed by the full faith and taxing authority of state and local governments, comprised 6.7% of total assets (6.8% of net assets) as of January 30, 2015. The Fund’s holdings in this sector include bonds issued in many U.S. municipalities, including the Commonwealth of Puerto Rico.

The Fund’s airline holdings represented 4.9% of total assets (4.9% of net assets) as of January 30, 2015. Many of the Fund’s holdings in this sector are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance, and we believe that these bonds offer investors valuable collateral.

Nearly all of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico. In all, this sector represented 4.8% of the Fund’s total assets (4.8% of net assets) as of January 30, 2015, and included bonds issued in various U.S municipalities. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue.

Tax increment financing (TIF) bonds constituted 4.7% of the Fund’s total assets (4.7% of net assets) on January 30, 2015. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 3.1% of the Fund’s total assets (3.1% of net assets) as of January 30, 2015. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund (including some issued by Puerto Rico) are backed by the proceeds of these lease arrangements.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by rising prices among high-grade municipal securities. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-

9      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This high yield fund has neither a maturity cap nor a limit on below-investment-grade securities, or “junk” bonds.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

10      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES*

Tobacco Master Settlement Agreement	21.4%

Special Assessment	9.9

Hospital/Healthcare	7.5

Adult Living Facilities	7.3

General Obligation	6.7

Airlines	4.9

Sewer Utilities	4.8

Sales Tax Revenue	4.8

Tax Increment Financing (TIF)	4.7

Municipal Leases	3.1

Portfolio holdings are subject to change. Percentages are as of January 30, 2015, and are based on total assets.

CREDIT ALLOCATION*

	NRSRO- Rated	Sub- Adviser- Rated	Total

AAA	2.3%	0.3%	2.6%

AA	8.8	0.4	9.2

A	6.7	0.5	7.2

BBB	12.3	8.6	20.9

BB or lower	30.6	29.5	60.1

Total	60.7%	39.3%	100.0%

The percentages above are based on the market value of the securities as of January 30, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

*	January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements.

11      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/30/15

	Without Sales Charge	With Sales Charge
Class A	6.46%	6.15%
Class B	5.75	N/A
Class C	5.81	N/A
Class Y	6.59	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/15

Class A	5.82%
Class B	5.35
Class C	5.35
Class Y	6.25

TAXABLE EQUIVALENT YIELDS

As of 1/31/15

Class A	10.28%
Class B	9.45
Class C	9.45
Class Y	11.04

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception

Class A (ORNAX)	10/1/93	7.39%	14.70%	7.99%	2.13%	4.48%

Class B (ORNBX)	10/1/93	6.95	13.78	7.08	1.65	4.27

Class C (ORNCX)	8/29/95	7.01	13.90	7.16	1.35	3.78

Class Y (ORNYX)	11/29/10	7.47	15.05	N/A	N/A	9.01

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception

Class A (ORNAX)	10/1/93	2.28%	9.25%	6.94%	1.63%	4.25%

Class B (ORNBX)	10/1/93	1.95	8.78	6.77	1.65	4.27

Class C (ORNCX)	8/29/95	6.01	12.90	7.16	1.35	3.78

Class Y (ORNYX)	11/29/10	7.47	15.05	N/A	N/A	9.01

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of

12      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2015.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.039 for the 27-day accrual period ended January 27, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 27, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0349, $0.0350 and $0.0398, respectively, for the 27-day accrual period ended January 27, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on

13      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

14      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2014	Ending Account Value January 30, 2015	Expenses Paid During 6 Months Ended January 30, 2015
Class A	$1,000.00	$1,073.90	$5.26
Class B	1,000.00	1,069.50	9.22
Class C	1,000.00	1,070.10	9.22
Class Y	1,000.00	1,074.70	4.47

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.00	5.13
Class B	1,000.00	1,016.19	8.99
Class C	1,000.00	1,016.19	8.99
Class Y	1,000.00	1,020.76	4.37

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 30, 2015 are as follows:

Class	Expense Ratios
Class A	1.01%
Class B	1.77
Class C	1.77
Class Y	0.86

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 30, 2015* / Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—112.3%
Alabama—3.7%
$6,215,000	AL Space Science Exhibit Finance Authority	6.000%		10/01/2025	$6,272,178
50,050,000	Jefferson County, AL Sewer	0.000	[11]	10/01/2050	32,679,146
30,000,000	Jefferson County, AL Sewer	7.000		10/01/2051	36,450,000
10,000,000	Jefferson County, AL Sewer	0.000	[11]	10/01/2046	6,578,500
21,895,000	Jefferson County, AL Sewer	0.000	[11]	10/01/2039	14,505,438
20,045,000	Jefferson County, AL Sewer	0.000	[11]	10/01/2046	14,119,097
11,500,000	Jefferson County, AL Sewer	5.500		10/01/2053	13,199,240
59,250,000	Jefferson County, AL Sewer	6.500		10/01/2053	69,404,857
17,500,000	Jefferson County, AL Sewer	0.000	[11]	10/01/2050	12,213,250

					205,421,706

Alaska—0.3%
2,250,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[1]	6.120		08/01/2031	685,732
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[2]	5.875		12/01/2027	709,483
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[2]	6.000		12/01/2036	214,995
31,850,000	AK Northern Tobacco Securitization Corp. (TASC)	6.125	[3]	06/01/2046	965,055
20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.375	[3]	06/01/2046	656,047
10,350,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)	7.750		10/01/2041	11,608,043

					14,839,355

Arizona—1.5%
4,404,000	Buckeye, AZ Watson Road Community Facilities District	6.000		07/01/2030	4,530,967
7,948,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[2]	6.375		01/01/2028	5,408,773
4,275,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[2]	8.500		01/01/2028	777,922
335,000	Estrella Mountain Ranch, AZ Community Facilities District	6.125		07/15/2027	358,584
500,000	Estrella Mountain Ranch, AZ Community Facilities District	6.200		07/15/2032	533,400
305,000	Estrella Mountain Ranch, AZ Community Facilities District	5.450		07/15/2021	308,724
810,000	Estrella Mountain Ranch, AZ Community Facilities District	5.625		07/15/2025	818,610
900,000	Estrella Mountain Ranch, AZ Community Facilities District	5.800		07/15/2030	908,703
1,015,000	Estrella Mountain Ranch, AZ Community Facilities District	5.900		07/15/2022	1,093,216
4,014,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.750		07/01/2032	4,121,856
578,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.000		07/01/2017	613,298
1,224,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.375		07/01/2022	1,269,337

17      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$1,000,000	Goodyear, AZ IDA Water & Sewer (Litchfield Park Service Company)	6.750%	10/01/2031	$1,001,100
1,870,000	Maricopa County, AZ IDA (Immanuel Campus Care)[2]	8.500	04/20/2041	747,776
329,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien	5.250	07/01/2024	333,655
286,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien	5.250	07/01/2024	292,226
698,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien	5.300	07/01/2030	706,146
1,125,000	Palm Valley, AZ Community Facility District No. 3	5.300	07/15/2031	1,141,402
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.350	07/15/2031	354,361
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.300	07/15/2025	427,606
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,677,208
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.875	11/01/2037	1,061,328
1,235,000	Pima County, AZ IDA (Christian Senior Living)	5.050	01/01/2037	1,249,882
3,700,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.375	06/01/2036	3,738,443
1,250,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	1,262,037
3,000,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)	8.125	07/01/2041	3,039,420
5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)	7.500	04/01/2041	6,347,178
1,500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	1,520,295
250,000	Pima County, AZ IDA (Paradise Education Center)	5.875	06/01/2022	256,583
550,000	Pima County, AZ IDA (Paradise Education Center)	6.000	06/01/2036	560,148
1,600,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670	12/01/2027	1,606,352
1,960,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750	12/01/2037	1,964,724
8,890,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	6.550	12/01/2037	9,142,921
2,215,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	5.600	12/01/2022	2,278,216
11,100,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	5.750	12/01/2032	11,386,935
1,005,000	Pinal County, AZ IDA (San Manuel Facility)	6.250	06/01/2026	1,052,396
1,089,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250	07/01/2032	801,297
1,500,000	Quail Creek, AZ Community Facilities District	5.550	07/15/2030	1,522,125
265,000	Show Low Bluff, AZ Community Facilities District	5.600	07/01/2031	266,174
75,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	78,375
1,000,000	Tartesso West, AZ Community Facilities District	5.900	07/15/2032	1,045,230
695,000	Tempe, AZ IDA (Tempe Life Care Village)	6.000	12/01/2032	767,753
1,550,000	Tempe, AZ IDA (Tempe Life Care Village)	6.250	12/01/2042	1,709,898

18      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Arizona (Continued)
$125,000	Tucson, AZ IDA (Joint Single Family Mtg.)	5.000%		01/01/2039	$126,468
1,800,000	Verrado, AZ Community Facilities District No. 1	6.000		07/15/2027	2,137,590
610,000	Verrado, AZ Community Facilities District No. 1	6.000		07/15/2033	706,953
675,000	Verrado, AZ Community Facilities District No. 1	5.700		07/15/2029	779,537

					83,833,128

Arkansas—0.2%
5,630,000	AR Devel. Finance Authority (Paco Steel & Engineering Corp.)	0.090	[4]	12/01/2015	5,630,000
5,645,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[2,5]	6.250		02/01/2038	3,169,950

					8,799,950

California—14.3%
2,500,000	Adelanto, CA Public Utility Authority	6.750		07/01/2039	2,948,075
750,000	Alhambra, CA (Atherton Baptist Homes)	7.625		01/01/2040	814,305
4,070,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.250		09/01/2040	4,201,380
1,095,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.000		09/01/2030	1,130,533
380,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.000		09/01/2028	392,365
11,600,000	Anaheim, CA Public Financing Authority	5.000		05/01/2046	13,410,296
100,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	5.750		05/01/2034	100,437
220,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	6.200		05/01/2031	220,422
5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)	7.375		09/01/2039	6,149,165
127,310,000	CA County Tobacco Securitization Agency	6.489	[3]	06/01/2046	10,291,740
246,760,000	CA County Tobacco Securitization Agency	7.477	[3]	06/01/2055	1,858,103
107,400,000	CA County Tobacco Securitization Agency	6.619	[3]	06/01/2050	2,171,628
33,920,000	CA County Tobacco Securitization Agency	6.650	[3]	06/01/2046	1,038,630
8,770,000	CA County Tobacco Securitization Agency	8.150	[3]	06/01/2033	2,555,139
215,100,000	CA County Tobacco Securitization Agency	7.000	[3]	06/01/2055	2,484,405
15,015,000	CA County Tobacco Securitization Agency (TASC)	1.456		06/01/2036	14,192,779
36,000,000	CA County Tobacco Securitization Agency (TASC)	5.650		06/01/2041	32,964,480
19,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	13,821,170
57,000,000	CA County Tobacco Securitization Agency (TASC)	6.400	[3]	06/01/2046	2,899,020
58,530,000	CA County Tobacco Securitization Agency (TASC)	5.700		06/01/2046	53,362,972
5,000,000	CA County Tobacco Securitization Agency (TASC)	6.125		06/01/2038	5,001,350
2,630,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2035	2,630,579
1,290,000	CA County Tobacco Securitization Agency (TASC)	5.500		06/01/2033	1,290,168

19      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$7,285,000	CA County Tobacco Securitization Agency (TASC)	5.875%		06/01/2043	$7,286,967
520,920,000	CA County Tobacco Securitization Agency (TASC)	6.669	[3]	06/01/2050	31,958,442
5,500,000	CA County Tobacco Securitization Agency (TASC)	5.450		06/01/2028	5,461,500
4,625,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	4,626,110
255,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2045	215,337
9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	10,708,461
3,985,000	CA GO6	5.050		12/01/2036	4,028,254
340,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[3]	06/01/2047	10,642,000
133,715,000	CA Golden State Tobacco Securitization Corp. (TASC)[6]	5.750		06/01/2047	118,913,628
22,400,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000		06/01/2033	19,508,832
54,315,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.750		06/01/2047	48,302,873
7,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.300		06/01/2037	6,059,550
30,420,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[6]	5.750		07/01/2039	35,771,791
11,095,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center Obligated Group)[6]	5.000		11/15/2042	11,889,150
1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)	6.250		07/15/2050	2,067,219
10,000,000	CA Infrastructure and Economic Devel. (SanfordConsortium)[6]	5.000		05/15/2040	11,252,700
750,000	CA Municipal Finance Authority (Harbor Regional Center)	8.500		11/01/2039	952,943
380,000	CA Public Works	6.625		11/01/2034	381,710
25,800,000	CA Silicon Valley Tobacco Securitization Authority	8.590	[3]	06/01/2041	3,183,462
13,505,000	CA Silicon Valley Tobacco Securitization Authority	9.002	[3]	06/01/2047	951,292
43,890,000	CA Silicon Valley Tobacco Securitization Authority	8.435	[3]	06/01/2056	416,955
160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.147	[3]	06/01/2056	1,268,740
70,785,000	CA Silicon Valley Tobacco Securitization Authority	8.994	[3]	06/01/2036	14,559,059
1,145,000	CA Statewide CDA (Albert Einstein Academy)	6.000		11/01/2032	1,201,242
1,730,000	CA Statewide CDA (Albert Einstein Academy)	6.250		11/01/2042	1,823,091
10,000	CA Statewide CDA (Escrow Term)	6.750		09/01/2037	10,022
2,019,578	CA Statewide CDA (Microgy Holdings)[2]	9.000		12/01/2038	20
8,015,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)	6.000		09/02/2044	8,113,504

20      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$200,000	CA Statewide CDA Special Tax Community Facilities District No. 2007-1 (Orinda)	5.600%		09/01/2020	$206,146
555,300,000	CA Statewide Financing Authority Tobacco Settlement	7.071	[3]	06/01/2055	5,414,175
4,515,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2037	4,516,219
965,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	965,261
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	100,020
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)	7.250		08/01/2033	3,189,525
10,465,000	Cerritos, CA Community College District[6]	5.250		08/01/2033	12,549,364
165,000	Chino, CA Community Facilities District Special Tax	5.000		09/01/2026	166,934
1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1	6.625		09/01/2039	1,657,008
820,000	Elsinore Valley, CA Municipal Water District Community Facilities District No. 2004-1	6.625		09/01/2040	846,543
100,000	Fort Bragg, CA Redevel. Agency Tax Allocation	5.300		05/01/2024	100,191
377,795,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.626	[3]	06/01/2057	3,910,178
80,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[3]	06/01/2047	3,215,200
1,000,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[3]	06/01/2057	9,850,000
350,000	Jurupa, CA Public Financing Authority	6.000		09/01/2031	361,673
310,000	Jurupa, CA Public Financing Authority	6.000		09/01/2030	320,351
500,000	Jurupa, CA Public Financing Authority	6.000		09/01/2032	516,650
400,000	Jurupa, CA Public Financing Authority	6.000		09/01/2028	413,404
350,000	Jurupa, CA Public Financing Authority	6.000		09/01/2029	361,711
1,280,000	Lathrop, CA Special Tax Community Facilities District No. 03-2	7.000		09/01/2033	1,295,450
3,250,000	Los Alamitos, CA Unified School District COP	0.000	[11]	08/01/2042	2,563,730
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)	5.750		09/01/2040	1,676,545
31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[6]	5.375		05/15/2030	35,877,244
5,000,000	Los Angeles, CA Dept. of Water & Power[6]	5.000		07/01/2034	5,690,250
10,625,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)	9.250		08/01/2024	10,687,475
26,875,000	Los Angeles, CA Unified School District[6]	5.000		07/01/2030	27,428,893
200,000	Maywood, CA Public Financing Authority	7.000		09/01/2038	200,312
25,000,000	Northern CA Tobacco Securitization Authority (TASC)	5.375		06/01/2038	22,010,250
115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.375	[3]	06/01/2045	3,225,265
14,440,000	Paramount, CA Unified School District	0.000	[11]	08/01/2045	12,217,973
21,711,000	River Rock, CA Entertainment Authority[1]	8.000		11/01/2018	2,162,198
1,750,000	Riverside County, CA Redevel. Agency	7.125		10/01/2042	2,204,720

21      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$100,000	Sacramento County, CA Special Tax Community Facilities District No. 2004-1 (McClellan Park)	6.000%		09/01/2031	$101,405
325,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)	5.625		09/01/2034	335,325
2,000,000	San Buenaventura, CA Community Memorial Health Systems	8.000		12/01/2031	2,634,820
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.750		08/01/2041	929,205
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	7.000		08/01/2041	1,232,080
6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.750		06/01/2026	7,064,100
78,990,000	Silicon Valley CA Tobacco Securitization Authority	8.865	[3]	06/01/2047	5,564,056
143,080,000	Southern CA Tobacco Securitization Authority	7.100	[3]	06/01/2046	2,966,048
195,570,000	Southern CA Tobacco Securitization Authority	6.383	[3]	06/01/2046	5,051,573
18,690,000	Southern CA Tobacco Securitization Authority	5.125		06/01/2046	16,017,330
41,325,000	Southern CA Tobacco Securitization Authority	6.400	[3]	06/01/2046	922,374
1,000,000	Southern CA Tobacco Securitization Authority (TASC)	5.000		06/01/2037	863,430
17,145,000	Stockton, CA Unified School District	5.950	[3]	08/01/2043	5,792,438
14,735,000	Stockton, CA Unified School District	5.950	[3]	08/01/2041	5,384,464
6,245,000	Stockton, CA Unified School District	6.000	[3]	08/01/2037	2,688,660
12,115,000	Stockton, CA Unified School District	5.920	[3]	08/01/2038	5,018,275
1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)	6.000		06/01/2045	1,629,901
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)	5.875		06/01/2035	1,521,620
4,615,000	Tustin, CA Community Facilities District Special Tax (Legacy/Columbus)	6.000		09/01/2036	4,911,975
200,000	Upland, CA Community Facilities District (San Antonio)	6.100		09/01/2034	204,392
3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.500		09/01/2042	4,478,950
7,000,000	West Sacramento, CA Special Tax Community Facilities District No. 27	7.000		09/01/2040	7,503,860

					796,201,134

Colorado—3.9%
960,000	CO Andonea Metropolitan District No. 2[1]	6.125		12/01/2025	546,874
2,380,000	CO Andonea Metropolitan District No. 3[1]	6.250		12/01/2035	1,341,178
14,000,000	CO Arista Metropolitan District	9.250		12/01/2037	7,882,840
3,000,000	CO Beacon Point Metropolitan District	6.125		12/01/2025	3,023,130
3,500,000	CO Beacon Point Metropolitan District	6.250		12/01/2035	3,522,540
1,000,000	CO Confluence Metropolitan District	5.400		12/01/2027	825,830
1,025,000	CO Country Club Highlands Metropolitan District[1]	7.250		12/01/2037	421,962
1,500,000	CO Crystal Crossing Metropolitan District[1]	6.000		12/01/2036	941,070
1,213,000	CO Elbert and Highway 86 Metropolitan District	5.750		12/01/2036	873,117
4,475,000	CO Elbert and Highway 86 Metropolitan District[1]	7.500		12/01/2032	1,993,433
2,251,000	CO Elkhorn Ranch Metropolitan District	6.375		12/01/2035	1,657,974

22      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$1,790,000	CO Fossil Ridge Metropolitan District No. 1	7.250%		12/01/2040	$2,017,795
14,350,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System)[6]	5.000		01/01/2044	16,568,941
1,030,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)	5.300		07/01/2037	1,030,010
5,080,000	CO High Plains Metropolitan District[1]	6.125		12/01/2025	2,891,942
10,875,000	CO High Plains Metropolitan District[1]	6.250		12/01/2035	6,130,890
473,000	CO Horse Creek Metropolitan District	5.750		12/01/2036	413,000
500,000	CO Huntington Trails Metropolitan District	6.250		12/01/2036	504,335
1,697,000	CO Huntington Trails Metropolitan District	8.250		12/01/2037	1,750,014
2,500,000	CO International Center Metropolitan District No. 3	6.500		12/01/2035	2,238,225
1,069,000	CO Liberty Ranch Metropolitan District	6.250		12/01/2036	979,835
1,875,000	CO Madre Metropolitan District No. 2	5.500		12/01/2036	1,482,881
3,000,000	CO Murphy Creek Metropolitan District No. 3[1]	6.000		12/01/2026	1,480,320
10,060,000	CO Murphy Creek Metropolitan District No. 3[1]	6.125		12/01/2035	4,912,700
2,275,000	CO Neu Towne Metropolitan District[1]	7.250		12/01/2034	604,217
1,000,000	CO North Range Metropolitan District No. 2	5.500		12/15/2037	1,019,380
1,290,000	CO North Range Metropolitan District No. 2	5.500		12/15/2018	1,336,827
7,855,000	CO Northwest Metropolitan District No. 3	6.250		12/01/2035	7,664,045
4,500,000	CO Northwest Metropolitan District No. 3	6.125		12/01/2025	4,487,220
12,585,000	CO Park Valley Water and Sanitation Metropolitan District	6.000	[3]	12/15/2017	4,657,205
290,000	CO Potomac Farms Metropolitan District	7.625		12/01/2023	265,510
1,590,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	1,222,630
915,000	CO Prairie Center Metropolitan District No. 3	5.400		12/15/2031	947,428
2,253,000	CO Regency Metropolitan District[1]	5.750		12/01/2036	1,813,305
500,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	338,835
1,720,000	CO Sorrell Ranch Metropolitan District[2]	6.750		12/15/2036	865,556
4,950,000	CO Sorrell Ranch Metropolitan District	5.750		12/01/2036	4,170,078
1,260,000	CO Stoneridge Metropolitan District	5.625		12/01/2036	1,287,418
8,000,000	CO Talon Pointe Metropolitan District[2]	8.000		12/01/2039	803,680
655,000	CO Todd Creek Farms Metropolitan District No. 1[2]	6.125		12/01/2019	321,186
4,390,000	CO Traditions Metropolitan District No. 2 CAB	8.500		12/15/2037	4,380,518
500,000	CO Wheatlands Metropolitan District	6.000		12/01/2025	502,865
4,000,000	CO Wheatlands Metropolitan District No. 2	8.250		12/15/2035	4,033,120
892,000	CO Wyndham Hill Metropolitan District	6.375		12/01/2035	892,009
500,000	CO Wyndham Hill Metropolitan District	6.250		12/01/2025	500,260
17,120,000	Colorado Springs, CO Urban Renewal (University Village Colorado)	7.000		12/01/2029	13,733,493
3,415,000	Cundall Farms, CO Metropolitan District	6.875		12/01/2044	3,474,045
31,350,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.750		10/01/2032	32,943,207
35,375,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.250		10/01/2032	36,727,386
1,700,000	Denver, CO International Business Center Metropolitan District No. 1	5.375		12/01/2035	1,847,220
950,000	Denver, CO International Business Center Metropolitan District No. 1	5.000		12/01/2030	1,028,764

23      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$2,065,000	Hawthorn, CO Metropolitan District No. 2	6.375%		12/01/2044	$2,101,179
740,000	Tabernash Meadows, CO Water & Sanitation District	7.125		12/01/2034	828,859
295,000	Tallyns Reach CO Metropolitan District No. 3	5.000		12/01/2033	307,682
685,000	Tallyns Reach CO Metropolitan District No. 3	5.125		11/01/2038	715,051
5,468,763	Woodmen Heights, CO Metropolitan District No. 1	6.000		12/01/2041	5,425,013
20,183,519	Woodmen Heights, CO Metropolitan District No. 1	0.000	[11]	12/15/2041	10,125,466

					216,801,493

Connecticut—0.1%
2,350,000	CT H&EFA (ECHNS/MMH/RGH/TACHC Obligated Group)	6.000		07/01/2025	2,401,488
470,000	Georgetown, CT Special Taxing District[2]	5.125		10/01/2036	187,911
10,404,447	Mashantucket Western Pequot Tribe CT	4.000		07/01/2031	1,415,005

					4,004,404

Delaware—0.1%
1,300,000	Bridgeville, DE Special Obligation (Heritage Shores)	5.450		07/01/2035	1,304,901
7,539,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450		07/01/2036	5,943,069

					7,247,970

District of Columbia—1.9%
10,000,000	District of Columbia (Howard University)	6.250		10/01/2032	11,603,700
25,610,000	District of Columbia (Howard University)	6.500		10/01/2041	30,384,985
5,000,000	District of Columbia (National Public Radio)[6]	5.000		04/01/2035	5,667,750
3,200,000	District of Columbia Center for Strategic & International Studies	6.375		03/01/2031	3,552,096
2,000,000	District of Columbia Center for Strategic & International Studies	6.625		03/01/2041	2,212,760
35,000	District of Columbia Tobacco Settlement Financing Corp.	6.250		05/15/2024	35,008
32,680,000	District of Columbia Tobacco Settlement Financing Corp.	6.750		05/15/2040	32,687,843
1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.897	[3]	06/15/2055	10,689,034
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	7.250	[3]	06/15/2055	7,163,450

					103,996,626

Florida—11.2%
300,000	Aberdeen, FL Community Devel. District[2]	5.500		11/01/2011	255,108
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2046	1,269,610
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2042	1,272,040
750,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2032	961,500

24      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$8,000,000	Alachua County, FL Industrial Devel. Revenue (North Florida Retirement Village)	5.875%	11/15/2042	$8,215,760
4,710,000	Amelia Concourse, FL Community Devel. District[2]	5.750	05/01/2038	1,833,179
125,000	Arborwood, FL Community Devel. District (Centex Homes)[5]	5.250	05/01/2016	124,392
13,820,000	Arlington Ridge, FL Community Devel. District[1]	5.500	05/01/2036	5,422,277
1,045,000	Avignon Villages, FL Community Devel. District[2]	5.300	05/01/2014	136,435
755,000	Avignon Villages, FL Community Devel. District[2]	5.400	05/01/2037	98,573
14,970,000	Baker, FL Correctional Devel. Corp. (Detention Center)	7.500	02/01/2030	9,461,639
225,000	Bayshore, FL Hsg. Corp.[2]	8.000	12/01/2016	81,567
3,160,000	Baywinds, FL Community Devel. District[5]	7.020	05/01/2022	2,742,659
8,000,000	Baywinds, FL Community Devel. District	5.250	05/01/2037	8,017,120
7,555,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	6.000	10/01/2042	8,040,635
9,820,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment	7.375	05/01/2034	9,826,383
5,355,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment	7.500	05/01/2034	5,359,016
3,645,000	Boynton Village, FL Community Devel. District Special Assessment	6.000	05/01/2038	3,706,236
300,000	Broward County, FL HFA (Single Family)	5.000	10/01/2039	300,597
5,845,000	Buckeye Park, FL Community Devel. District[2]	7.875	05/01/2038	2,370,323
25,465,000	CFM, FL Community Devel. District, Series A2	6.250	05/01/2035	10,830,264
8,510,000	Chapel Creek, FL Community Devel. District Special Assessment[2]	5.500	05/01/2038	5,066,514
26,530,000	Clearwater Cay, FL Community Devel. District[2]	5.500	05/01/2037	10,009,769
1,690,000	Creekside, FL Community Devel. District[2]	5.200	05/01/2038	762,460
1,255,000	Crosscreek, FL Community Devel. District[2]	5.600	05/01/2039	535,596
2,625,000	Crosscreek, FL Community Devel. District[2]	5.500	05/01/2017	1,119,169
7,200,000	Cypress Creek of Hillsborough County, FL Community Devel. District	5.350	05/01/2037	7,202,952
55,000	Dade County, FL HFA (Golden Lakes Apartments)	6.050	11/01/2039	55,068
55,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.650	09/01/2017	55,165
1,200,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)	8.000	06/01/2022	1,200,492
7,745,000	Deer Run, FL Community Devel. District Special Assessment[2]	7.625	05/01/2039	4,650,563
1,940,000	Durbin Crossing, FL Community Devel. District Special Assessment[1]	5.250	11/01/2015	1,367,913
685,000	FL Capital Trust Agency (American Opportunity)[2]	8.250	06/01/2038	5,446
940,000	FL Capital Trust Agency (American Opportunity)[2]	7.250	06/01/2038	4,982
2,000,000	FL Capital Trust Agency (American Opportunity)[1]	5.875	06/01/2038	1,800,140
3,085,000	FL Capital Trust Agency (American Opportunity)[1]	5.750	06/01/2023	2,776,716
12,500,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[1]	8.260	07/15/2038	5,000,375
6,718,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[1]	7.000	07/15/2032	2,687,402
20,000	FL HFA (Spinnaker Cove Apartments)	6.500	07/01/2036	20,052

25      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$95,000	FL HFA (Stoddert Arms Apartments)	6.250%		09/01/2026	$95,139
4,755,000	FL HFC (Westchase Apartments)	6.610		07/01/2038	4,329,380
30,000	FL HFC (Westwood Apartments)	5.400		02/01/2039	30,037
3,400,000	FL Lake Ashton II Community Devel. District	5.375		05/01/2036	2,638,604
2,093,132	Forest Creek, FL Community Devel. District[5]	5.450		05/01/2036	2,094,262
1,355,000	Forest Creek, FL Community Devel. District[5]	5.450		05/01/2036	1,357,331
7,660,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[1]	7.375		03/01/2030	2,451,123
3,130,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500		05/01/2038	3,120,735
1,900,000	Harbor Bay, FL Community Devel. District	6.750		05/01/2034	1,907,505
16,535,000	Heritage Harbour North, FL Community Devel. District	6.375		05/01/2038	17,682,529
1,910,000	Heritage Plantation, FL Community Devel. District[2]	5.100		11/01/2013	592,119
3,480,000	Heritage Plantation, FL Community Devel. District[1]	5.400		05/01/2037	1,078,835
845,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A2	5.500		05/01/2036	335,761
13,500,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[6]	5.125		11/15/2032	14,526,135
10,000,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[6]	5.250		11/15/2036	10,760,100
4,835,000	Highlands, FL Community Devel. District	5.550		05/01/2036	3,601,978
6,035,000	Hillsborough County, FL IDA (Senior Care Group)[1]	6.750		07/01/2029	3,016,715
6,900,000	Hillsborough County, FL IDA (Senior Care Group)[2]	6.700		07/01/2021	3,449,103
5,480,000	Indigo, FL Community Devel. District[1]	5.750		05/01/2036	3,348,444
1,045,000	Keys Cove, FL Community Devel. District	5.875		05/01/2035	1,064,688
1,425,000	Lakeside Landings, FL Devel. District[2]	5.500		05/01/2038	569,914
2,000,000	Lakeside Landings, FL Devel. District[2]	5.250		05/01/2013	799,880
8,315,000	Lakewood Ranch, FL Stewardship District	5.500		05/01/2036	8,334,124
15,715,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)	5.400		05/01/2037	15,790,432
8,835,000	Lee, FL Memorial Health System (Lee Memorial Hospital/Cape Memorial Hospital Obligated Group) SPEARS	0.090	[4]	04/01/2037	8,835,000
3,910,000	Legends Bay, FL Community Devel. District	5.875		05/01/2038	3,160,218
100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)	6.750		09/01/2028	100,019
1,275,000	Liberty County, FL Revenue (Twin Oaks)[2]	8.250		07/01/2028	285,090
1,180,000	Madison County, FL Mtg. (Twin Oaks)	6.000		07/01/2025	756,722
5,360,000	Magnolia Creek, FL Community Devel. District[2]	5.900		05/01/2039	1,852,952
5,000,000	Magnolia Creek, FL Community Devel. District[2]	5.600		05/01/2014	1,727,450
2,805,000	Magnolia West, FL Community Devel. District Special Assessment[1]	5.350		05/01/2037	2,033,934
2,700,000	Main Street, FL Community Devel. District	6.800		05/01/2038	2,751,813
1,010,000	Miami-Dade County, FL HFA (Homeownership Mtg.)	5.450		10/01/2038	1,015,262
4,000,000	Miami-Dade County, FL School Board	5.000		05/01/2031	4,763,680

26      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$5,455,000	Miami-Dade County, FL School Board	5.000%	05/01/2032	$6,395,769
50,000,000	Miami-Dade County, FL School Board COP[6]	5.375	02/01/2034	56,019,500
10,000,000	Miami-Dade County, FL School Board COP[6]	5.250	02/01/2027	11,076,700
10,000,000	Miami-Dade County, FL School Board COP[6]	5.000	02/01/2027	10,981,800
16,595,000	Miromar Lakes, FL Community Devel. District	6.875	05/01/2035	16,695,400
12,430,000	Montecito, FL Community Devel. District[2]	5.100	05/01/2013	8,083,975
5,525,000	Montecito, FL Community Devel. District[1]	5.500	05/01/2037	3,593,239
595,000	Moody River, FL Estates Community Devel. District	5.350	05/01/2036	506,381
10,425,000	Nassau County, FL (Nassau Care Centers)	6.900	01/01/2038	10,826,363
4,345,000	Naturewalk, FL Community Devel. District[1]	5.500	05/01/2038	2,162,811
3,640,000	Naturewalk, FL Community Devel. District[1]	5.300	05/01/2016	1,809,626
750,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)	5.500	07/01/2032	779,888
5,000	Orange County, FL HFA (Park Avenue Villas)	5.250	09/01/2031	5,007
3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[2]	7.000	07/01/2036	1,125,300
3,000,000	Palm Beach County, FL Health Facilities Authority (Sinai Residences Boca Raton)	7.500	06/01/2049	3,475,230
5,115,000	Palm Beach County, FL School Board	5.000	08/01/2029	6,252,729
5,500,000	Palm Beach County, FL School Board	5.000	08/01/2031	6,666,935
12,835,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	11,068,647
6,195,000	Palm Glades, FL Community Devel. District Special Assessment	7.125	05/01/2039	6,415,294
1,850,000	Palm River, FL Community Devel. District[2]	5.150	05/01/2013	729,030
1,565,000	Palm River, FL Community Devel. District[2]	5.375	05/01/2036	617,674
1,495,000	Parkway Center, FL Community Devel. District, Series A	6.300	05/01/2034	1,470,288
5,850,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	5,195,736
2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)	7.125	09/15/2041	2,510,618
4,600,000	Pinellas County, FL Health Facility Authority (St. Mark Village)	5.650	05/01/2037	4,625,576
25,000	Pinellas County, FL HFA (Single Family Hsg.)	5.200	03/01/2037	25,024
1,805,000	Poinciana West, FL Community Devel. District Special Assessment	6.000	05/01/2037	1,824,097
655,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)	5.350	07/01/2027	639,306
10,100,000	Portico, FL Community Devel. District	5.450	05/01/2037	8,199,382
3,005,000	Portofino Cove, FL Community Devel. District Special Assessment[2]	5.500	05/01/2038	1,180,304
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[2]	5.600	05/01/2036	1,181,827
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment[2]	5.200	05/01/2017	392,440
1,955,000	Portofino Landings, FL Community Devel. District Special Assessment[2]	5.400	05/01/2038	767,846
2,470,000	Portofino Vista, FL Community Devel. District[2]	5.000	05/01/2013	968,660
2,740,000	Quarry, FL Community Devel. District	5.500	05/01/2036	2,740,384

27      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$435,000	Renaissance Commons, FL Community Devel. District, Series A	5.600%		05/01/2036	$391,109
6,930,000	Reunion East, FL Community Devel. District	7.375		05/01/2033	7,040,118
7,200,000	Reunion East, FL Community Devel. District[1]	5.800		05/01/2036	4,680,792
3,070,000	Reunion East, FL Community Devel. District[1]	7.375		05/01/2033	1,995,838
145,000	Ridgewood Trails, FL Community Devel. District	5.650		05/01/2038	72,330
8,390,000	River Bend, FL Community Devel. District	5.450		05/01/2035	7,447,971
5,150,000	River Bend, FL Community Devel. District[2]	7.125		11/01/2015	662,599
7,890,000	River Glen, FL Community Devel. District Special Assessment[2]	5.450		05/01/2038	3,147,084
200,000	Santa Rosa Bay, FL Bridge Authority	6.250		07/01/2028	121,708
1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)	6.500		07/01/2040	2,096,476
4,185,000	Seminole County, FL IDA (Progressive Health)	7.500		03/01/2035	4,264,264
14,600,000	South Bay, FL Community Devel. District[2]	5.375		05/01/2013	7,738,584
16,775,000	South Bay, FL Community Devel. District[2]	5.950		05/01/2036	8,891,421
7,150,000	South Bay, FL Community Devel. District[2]	5.125		11/01/2009	3,789,786
4,000,000	South Fork East, FL Community Devel. District	6.500		05/01/2038	2,706,680
1,005,000	South Fork, FL Community Devel. District Special Assessment	6.150		05/01/2033	1,009,573
2,325,000	St. Johns County, FL IDA (Glenmoor)	1.344	[4]	01/01/2049	872,596
860,333	St. Johns County, FL IDA (Glenmoor)[1]	2.500		01/01/2049	9
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)	6.000		08/01/2045	4,041,450
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)	5.875		08/01/2040	4,011,700
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250		10/01/2041	904,550
2,625,000	St. John’s Forest, FL Community Devel. District, Series A	6.125		05/01/2034	2,627,310
980,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)	8.750		07/01/2046	984,929
1,000,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)	8.375		07/01/2036	1,000,620
16,765,000	Tern Bay, FL Community Devel. District[2]	5.000		05/01/2015	4,088,145
19,075,000	Tern Bay, FL Community Devel. District[2]	5.375		05/01/2037	4,654,491
2,535,000	Town Center, FL at Palm Coast Community Devel. District	6.000		05/01/2036	2,484,072
4,950,000	Treeline, FL Preservation Community Devel. District[1]	6.800		05/01/2039	1,980,941
650,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.250		05/01/2037	620,406
9,620,000	Verandah East, FL Community Devel. District	5.400		05/01/2037	9,635,584
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment[2]	5.550		05/01/2039	695,914
8,340,000	Villages of Westport, FL Community Devel. District[7]	5.700		05/01/2035	4,181,342
1,955,000	Villages of Westport, FL Community Devel. District[7]	5.400		05/01/2020	980,159
4,395,000	Waterford Estates, FL Community Devel. District Special Assessment[2]	5.125		05/01/2013	1,291,998
3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[2]	5.500		05/01/2037	985,939

28      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$3,190,000	Waterlefe, FL Community Devel. District Golf Course[2]	8.125%		10/01/2025	$219,568
7,340,000	Waters Edge, FL Community Devel. District	0.000	[11]	05/01/2039	6,135,359
139,000	Waters Edge, FL Community Devel. District	5.350		05/01/2039	140,009
14,800,000	Waterstone, FL Community Devel. District[2]	5.500		05/01/2018	5,872,492
18,550,000	West Villages, FL Improvement District[2]	5.800		05/01/2036	11,043,928
19,520,000	West Villages, FL Improvement District	5.500		05/01/2038	19,728,669
1,215,000	West Villages, FL Improvement District[2]	5.350		05/01/2015	933,460
14,925,000	Westridge, FL Community Devel. District[2]	5.800		05/01/2037	5,623,889
16,790,000	Westside, FL Community Devel. District[2]	7.200		05/01/2038	8,552,994
11,210,000	Westside, FL Community Devel. District[1]	5.650		05/01/2037	5,610,157
7,420,000	Wyld Palms, FL Community Devel. District[2]	5.400		05/01/2015	2,268,813
4,340,000	Wyld Palms, FL Community Devel. District[2]	5.500		05/01/2038	1,328,257
3,830,000	Zephyr Ridge, FL Community Devel. District[2]	5.250		05/01/2013	1,508,139
2,665,000	Zephyr Ridge, FL Community Devel. District[2]	5.625		05/01/2037	1,050,889

					624,026,997

Georgia—1.5%
725,000	Atlanta, GA Tax Allocation (Beltline)	7.500		01/01/2031	868,216
4,100,000	Atlanta, GA Tax Allocation (Beltline)	7.500		01/01/2031	4,909,914
385,000	East Point, GA (Camp Creek), Series B	8.000		02/01/2026	386,186
5,000,000	Forsyth County, GA School District	5.000		02/01/2015	5,000,700
10,625,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[2]	6.250		11/01/2043	8,493,200
1,380,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[2]	6.000		11/01/2032	1,125,004
1,435,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[2]	5.750		11/01/2025	1,215,875
31,945,000	Fulton County, GA Devel. Authority (Piedmont Healthcare)[6]	5.000		06/15/2029	35,996,865
13,730,000	Fulton County, GA Devel. Authority (Piedmont Healthcare/Piedmont Hospital/Piedmont Hospital Foundation Obligated Group)[6]	5.250		06/15/2037	15,467,247
2,250,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.252	[3]	06/01/2024	1,339,492
9,100,000	GA Road & Tollway Authority (I-75 S Express Lanes)	0.000	[11]	06/01/2049	4,973,241
3,750,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.751	[3]	06/01/2034	1,144,913
2,000,000	Marietta, GA Devel. Authority (University Facilities)	7.000		06/15/2039	2,140,480

					83,061,333

Hawaii—0.1%
4,720,000	HI Dept. of Transportation (Continental Airlines)	7.000		06/01/2020	4,737,464
405,000	HI Dept. of Transportation (Continental Airlines)	5.625		11/15/2027	405,518
25,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)	6.375		07/01/2032	25,057

29      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Hawaii (Continued)
$2,540,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)	6.300%		07/01/2022	$2,547,442

					7,715,481

Idaho—0.1%
1,500,000	ID Health Facilities Authority (St. Luke’s Health System) Floaters	0.090	[4]	03/01/2020	1,500,000
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.350		01/01/2025	5,009
1,600,000	Nampa, ID Local Improvement District No. 148	6.625		09/01/2030	1,657,696

					3,162,705

Illinois—7.3%
600,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625		01/01/2018	554,292
30,685,000	Caseyville, IL Tax (Forest Lakes)[1]	7.000		12/30/2022	1,428,694
32,500,000	Chicago, IL GO6	5.250		01/01/2033	33,725,900
35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)	6.125		02/20/2042	35,067
10,000	Chicago, IL O’Hare International Airport (General Airport)	5.250		01/01/2034	10,035
7,500,000	Cook County, IL GO SPEARS	0.120	[4]	11/15/2025	7,500,000
10,032,000	Cortland, IL Special Tax (Sheaffer System)[1]	5.500		03/01/2017	2,006,500
1,175,000	Country Club Hills, IL GO	5.000		12/01/2031	1,228,768
2,425,000	Country Club Hills, IL GO	5.000		12/01/2032	2,532,621
965,000	Country Club Hills, IL GO	5.000		12/01/2027	1,007,566
1,010,000	Country Club Hills, IL GO	5.000		12/01/2028	1,055,935
915,000	Country Club Hills, IL GO	5.000		12/01/2026	953,595
1,120,000	Country Club Hills, IL GO	5.000		12/01/2030	1,171,565
1,060,000	Country Club Hills, IL GO	5.000		12/01/2029	1,109,089
653,000	Deerfield, IL (Chicagoland Conservative Jewish High School Foundation)	6.000		10/01/2042	632,404
355,000	Deerfield, IL (Chicagoland Conservative Jewish High School Foundation)	6.000	[3]	10/01/2031	132,845
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.625		03/01/2036	1,010,600
1,585,000	Franklin Park, IL GO	6.250		07/01/2030	1,862,470
2,437,500	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375		03/01/2034	2,081,137
1,800,000	Harvey, IL GO	5.625		12/01/2032	1,487,718
6,165,000	Harvey, IL GO	5.500		12/01/2027	5,141,363
10,575,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)	6.500		12/01/2037	11,004,134
11,000,000	IL Finance Authority (Advocate Health Care)[6]	5.375		04/01/2044	12,440,010
685,000	IL Finance Authority (Advocate Health Care)	5.375		04/01/2044	774,673
41,175,000	IL Finance Authority (Advocate Health Care)[6]	5.375		04/01/2044	46,609,329
20,000,000	IL Finance Authority (Advocate Health Care)[6]	5.500		04/01/2044	22,794,800
3,195,000	IL Finance Authority (Bethel Terrace Apartments)	5.375		09/01/2035	3,209,473
145,000	IL Finance Authority (Bridgeway/Bridgeway Foundation/Occupation Devel. Center Obligated Group)	4.625		07/01/2027	124,229

30      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Illinois (Continued)
$5,000,000	IL Finance Authority (Central Dupage Health System/Central Dupage Hospital Assoc.)[6]	5.375%		11/01/2039	$5,771,100
12,500,000	IL Finance Authority (Central Dupage Health)[6]	5.500		11/01/2039	14,554,000
5,625,000	IL Finance Authority (DeKalb Supportive Living)	6.100		12/01/2041	5,666,963
2,250,000	IL Finance Authority (Franciscan Communities)	5.500		05/15/2027	2,378,700
2,030,000	IL Finance Authority (Friendship Village Schaumburg)	5.625		02/15/2037	2,030,629
1,000,000	IL Finance Authority (Lake Forest College)	6.000		10/01/2048	1,134,940
850,000	IL Finance Authority (Luther Oaks)	6.000		08/15/2026	871,633
1,500,000	IL Finance Authority (Luther Oaks)	6.000		08/15/2039	1,526,520
21,000,000	IL Finance Authority (Provena Health)	7.750		08/15/2034	26,572,350
575,000	IL Finance Authority (Rogers Park Montessori School)	6.000		02/01/2034	608,160
1,310,000	IL Finance Authority (Rogers Park Montessori School)	6.125		02/01/2045	1,369,409
1,090,000	IL Finance Authority (RUMC/RCMC/CMH/RCF/TYW Obligated Group)	7.250		11/01/2030	1,346,859
11,970,000	IL Finance Authority (St. Anthony Lassing)	6.500		12/01/2032	12,636,849
1,500,000	IL Finance Authority (The New Admiral at the Lake)	8.000		05/15/2040	1,664,160
5,775,000	IL Finance Authority (The New Admiral at the Lake)	8.000		05/15/2046	6,379,238
2,850,000	IL Finance Authority (Uno Charter School Network)	7.125		10/01/2041	3,319,509
4,620,000	IL GO SPEARS	0.140	[4]	04/01/2037	4,620,000
8,700,000	IL Health Facilities Authority	6.900		11/15/2033	6,959,913
17,390,000	IL Sports Facilities Authority SPEARS	0.140	[4]	06/15/2032	17,390,000
7,140,000	Lake County, IL Special Service Area No. 8[2]	7.125		03/01/2037	3,594,419
13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)[1]	7.125		01/01/2036	7,581,060
4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	6.125		03/01/2040	720,560
2,950,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	5.750		03/01/2022	531,413
1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[2]	5.750		03/01/2022	347,706
25,360,000	Northern IL Municipal Power Agency (Prarie Street) SPEARS	0.140	[4]	01/01/2037	25,360,000
3,500,000	Plano, IL Special Service Area No. 5[2]	6.000		03/01/2036	2,138,465
4,520,000	Quad Cities, IL Regional EDA (Heritage Woods Moline)	6.000		12/01/2041	4,550,284
5,810,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)	6.375		08/01/2040	4,757,286
162	Robbins, IL Res Rec (Robbins Res Rec Partners)	7.250		10/15/2024	176
2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625		06/01/2037	2,576,225
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850		12/01/2036	1,400,175
13,190,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000		10/01/2022	11,069,708

31      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Illinois (Continued)
$5,045,000	Southwestern IL Devel. Authority (Village of Sauget)	5.625%		11/01/2026	$4,386,274
13,165,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)	8.250		12/01/2019	13,185,537
12,795,000	Upper, IL River Valley Devel. Authority (DeerPath Huntley)	6.500		12/01/2032	13,507,809
7,890,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)	6.100		12/01/2041	7,978,841
3,025,000	Vernon Hills, IL Tax Increment (Town Center)	6.250		12/30/2026	3,123,585
3,035,000	Volo Village, IL Special Service Area (Lancaster Falls)	5.750		03/01/2036	3,161,195
5,391,000	Volo Village, IL Special Service Area (Remington Pointe)	6.450		03/01/2034	5,412,995
1,900,000	Will-Kankakee, IL Regional Devel. Authority (Senior Estates Supportive Living)	7.000		12/01/2042	1,995,019
6,315,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)	5.875		03/01/2036	6,485,379

					404,289,855

Indiana—1.0%
1,140,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)	9.000		12/01/2045	802,355
955,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)	8.000		12/01/2045	672,597
7,770,000	Barclay’s Capital Muni Trust Receipts Floaters	0.170	[4]	04/01/2030	7,770,000
4,300,000	Carmel, IN Redevel. District COP	6.500		07/15/2035	4,887,724
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)	6.375		08/01/2029	5,818,874
1,000,000	Hammond, IN Local Public Improvement District	6.750		08/15/2035	1,020,530
600,000	Hammond, IN Local Public Improvement District	6.500		08/15/2030	611,676
2,850,000	IN Finance Authority (BHI Senior Living)	5.750		11/15/2041	3,198,783
1,675,000	IN Finance Authority (BHI Senior Living)	5.500		11/15/2031	1,876,385
11,505,000	IN Finance Authority (Marian University)	6.375		09/15/2041	12,899,521
925,000	IN Finance Authority Educational Facilities (Irvington Community)	9.000		07/01/2039	960,289
7,839,582	North Manchester, IN Economic Devel. (Peabody Retirement Community)[1]	1.000		12/01/2045	156,870
9,119,085	North Manchester, IN Economic Devel. (Peabody Retirement Community)	6.050	[4]	12/01/2045	4,598,390
6,360,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)	6.500		07/01/2022	7,182,539
230,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)	5.550		05/15/2019	230,497
4,380,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250		01/01/2024	3,950,409

					56,637,439

Iowa—0.8%
940,000	IA Finance Authority (Amity Fellowserve)	6.375		10/01/2026	953,273
2,190,000	IA Finance Authority (Amity Fellowserve)	6.500		10/01/2036	2,217,485
690,000	IA Finance Authority (Amity Fellowserve)	6.000		10/01/2028	690,076

32      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Iowa (Continued)
$130,000	IA Finance Authority (Amity Fellowserve)	5.900%		10/01/2016	$132,248
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[2]	5.900		12/01/2028	498,788
1,005,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375		06/01/2025	941,162
360,990,000	IA Tobacco Settlement Authority	7.125	[3]	06/01/2046	9,753,950
25,230,000	IA Tobacco Settlement Authority	5.500		06/01/2042	22,671,930
10,000,000	IA Tobacco Settlement Authority (TASC)	5.625		06/01/2046	9,106,300

					46,965,212

Kansas—0.0%
710,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)	7.950		10/15/2035	710,845
15,000	Olathe, KS Senior Living Facility (Catholic Care Campus)	6.000		11/15/2038	15,244
3,872,787	Olathe, KS Tax Increment (Gateway)[1]	5.000		03/01/2026	1,986,391

					2,712,480

Kentucky—0.4%
2,160,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)	6.750		03/01/2029	2,164,104
14,000,000	KY EDFA (Baptist Healthcare System)[6]	5.375		08/15/2024	15,677,900
1,000,000	KY EDFA (Masonic Home Independent Living II)	7.375		05/15/2046	1,157,940
1,250,000	KY EDFA (Masonic Home Independent Living II)	7.250		05/15/2041	1,441,600

					20,441,544

Louisiana—0.3%
1,200,000	Juban Park, LA Community Devel. District Special Assessment[2]	5.150		10/01/2014	240,168
11,415,000	LA HFA (La Chateau)	7.250		09/01/2039	12,692,110
360,000	LA Local Government EF&CD Authority (Sharlo Apartments)	8.000		06/20/2028	324,025
555,000	LA Public Facilities Authority (Progressive Healthcare)[1]	6.375		10/01/2020	219,231
5,350,000	LA Public Facilities Authority (Progressive Healthcare)[1]	6.375		10/01/2028	2,113,303
7,400,000	Lakeshore Villages, LA Master Community Devel. District[1]	5.250		07/01/2017	2,591,036

					18,179,873

Maine—0.4%
2,000,000	ME H&HEFA (Maine General Medical Center)	6.750		07/01/2041	2,314,720
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)	6.625		07/01/2020	4,820,688
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)	6.875		10/01/2026	12,317,862

					19,453,270

Maryland—0.0%
2,250,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[2]	5.250		01/01/2037	819,427
Massachusetts—1.3%
6,905,000	MA Devel. Finance Agency (Lasell College)	6.000		07/01/2041	8,071,116

33      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Massachusetts (Continued)
$321,825	MA Devel. Finance Agency (Linden Ponds)	5.500%		11/15/2046	$281,858
1,600,702	MA Devel. Finance Agency (Linden Ponds)	0.965	[3]	11/15/2056	9,924
2,057,748	MA Devel. Finance Agency (Linden Ponds)	6.250		11/15/2039	2,014,391
6,062,305	MA Devel. Finance Agency (Linden Ponds)	6.250		11/15/2046	5,938,695
685,000	MA Devel. Finance Agency (Linden Ponds)	6.250		11/15/2018	686,863
448,200	MA Devel. Finance Agency (Northern Berkshire Healthcare)[1]	0.000	[11]	02/15/2043	22,410
362,228	MA Devel. Finance Agency (Northern Berkshire Healthcare)[2]	6.000		02/15/2043	18,112
236,453	MA Devel. Finance Agency (Northern Berkshire Healthcare)[1]	3.184	[3]	02/15/2043	11,823
1,000,000	MA Devel. Finance Agency (VOA Concord)	5.200		11/01/2041	1,002,250
13,055,000	MA Educational Financing Authority, Series H6	6.350		01/01/2030	13,970,950
4,590,000	MA HFA, Series A6	5.250		07/01/2025	4,590,638
9,980,000	MA HFA, Series A6	5.300		06/01/2049	10,293,988
17,790,000	MA HFA, Series C6	5.350		12/01/2042	18,890,312
8,015,000	MA HFA, Series C6	5.400		12/01/2049	8,227,085
220,000	MA Industrial Finance Agency (Cambridge Friends School)	5.800		09/01/2028	220,200
50,000	MA Port Authority (Delta Air Lines)	5.000		01/01/2027	50,017

					74,300,632

Michigan—3.3%
10,100,000	Detroit, MI City School District[6]	6.000		05/01/2029	12,320,788
1,720,000	Detroit, MI City School District	5.000		05/01/2031	1,954,660
206,150	Detroit, MI GO	5.250		04/01/2022	203,954
906,750	Detroit, MI GO	5.000		04/01/2021	906,741
1,220,000	Detroit, MI GO	5.000		04/01/2020	1,214,437
54,250	Detroit, MI GO	5.250		04/01/2017	54,350
350,300	Detroit, MI GO	5.250		04/01/2020	350,307
6,200	Detroit, MI GO	5.375		04/01/2015	6,216
250,000	Detroit, MI GO	5.250		11/01/2035	276,167
155,000	Detroit, MI GO	5.250		04/01/2020	155,014
15,500	Detroit, MI GO	5.250		04/01/2023	15,170
342,550	Detroit, MI GO	5.250		04/01/2021	342,673
1,540,000	Detroit, MI Local Devel. Finance Authority	6.850		05/01/2021	1,540,986
2,440,000	Detroit, MI Local Devel. Finance Authority	6.700		05/01/2021	2,441,684
270,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)	5.375		05/01/2018	270,038
20,000	Detroit, MI Water Supply System	5.000		07/01/2034	20,070
100,000	Detroit, MI Water Supply System	5.000		07/01/2034	100,349
430,000	Macomb, MI Public Academy	6.750		05/01/2037	435,126
4,943,250	MI Finance Authority (City of Detroit)	5.000		04/01/2021	4,943,201
1,909,700	MI Finance Authority (City of Detroit)	5.250		04/01/2020	1,909,738
295,750	MI Finance Authority (City of Detroit)	5.250		04/01/2017	296,297
1,123,850	MI Finance Authority (City of Detroit)	5.250		04/01/2022	1,112,139
845,000	MI Finance Authority (City of Detroit)	5.250		04/01/2020	845,042
33,800	MI Finance Authority (City of Detroit)	5.375		04/01/2015	33,887
84,500	MI Finance Authority (City of Detroit)	5.250		04/01/2023	82,700
1,867,450	MI Finance Authority (City of Detroit)	5.250		04/01/2021	1,833,593

34      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Michigan (Continued)
$1,400,000	MI Finance Authority (Old Redford Public School Academy)	5.900%		12/01/2030	$1,427,230
13,320,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[6]	5.000		08/01/2035	13,613,173
2,590,000	MI Hospital Finance Authority (Oakwood Obligated Group)	5.000		07/15/2037	2,866,975
840,000	MI Public Educational Facilities Authority (American Montessori)	6.500		12/01/2037	850,744
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)	6.000		12/01/2035	1,404,046
1,275,000	MI Strategic Fund Limited Obligation (Wolverine Human Services)	7.875		08/31/2028	1,326,638
2,900,000	MI Strategic Fund Solid Waste (Genesee Power Station)	7.500		01/01/2021	2,901,682
344,990,000	MI Tobacco Settlement Finance Authority	7.305	[3]	06/01/2052	5,323,196
3,048,780,000	MI Tobacco Settlement Finance Authority	8.877	[3]	06/01/2058	16,128,046
8,630,000	MI Trunk Line Fund	5.000		09/01/2019	8,875,351
1,625,000	Pontiac, MI City School District	4.500		05/01/2020	1,446,185
52,930,000	Wayne County, MI Airport Authority (Detroit MetroWayne Airport)[6]	5.000		12/01/2029	54,617,516
10,000,000	Wayne County, MI Airport Authority (Detroit MetroWayne Airport)[6]	5.000		12/01/2034	10,322,561
16,448,000	Wayne County, MI GO	2.170	[4]	12/01/2016	16,416,255
13,925,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)	6.000		12/01/2029	13,959,812

					185,144,737

Minnesota—0.7%
3,000,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)	5.700		07/01/2042	3,002,400
2,830,000	Eveleth, MN Multifamily (Manor House Woodland)	5.700		10/01/2036	2,171,827
1,510,000	Eveleth, MN Multifamily (Manor House Woodland)	5.500		10/01/2025	1,269,125
1,000,000	Falcon Heights, MN (Kaleidoscope Charter School)	6.000		11/01/2037	1,042,630
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850		12/01/2029	6,397,455
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.500		04/01/2042	5,121,754
730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.400		04/01/2028	721,547
1,000,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.700		02/01/2029	999,960
500,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.500		02/01/2022	500,020
2,100,000	Northwest MN Multi-County Hsg. & Redevel. Authority	5.450		07/01/2041	2,100,693
830,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.375		08/01/2021	859,357
790,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.625		02/01/2031	811,583

35      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$1,595,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)	7.000%	09/15/2037	$1,596,420
1,721,068	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)	5.630	10/01/2033	1,772,132
2,772,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	2,828,299
400,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)	5.750	09/01/2026	408,424
650,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)	6.000	09/01/2036	663,695
2,305,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)	5.500	09/01/2043	2,429,770
700,000	St. Paul, MN Port Authority (Great Northern)	6.000	03/01/2030	715,659
475,761	St. Paul, MN Port Authority Parking Revenue (4th Parking Ramp)[2]	8.000	12/01/2027	113,835
725,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)[5]	6.000	02/01/2019	667,442

				36,194,027

Mississippi—0.2%
2,395,000	Meridian, MS Tax Increment (Meridian Crossroads)	8.750	12/01/2024	2,758,417
3,885,000	MS Business Finance Corp. (Intrinergy Wiggins)[1]	8.000	01/01/2023	3,563,206
1,755,000	Ridgeland, MS Tax Increment (Colony Park)	5.375	10/01/2028	1,915,284
1,395,000	Ridgeland, MS Tax Increment (Colony Park)	5.250	10/01/2027	1,518,695
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[2]	7.500	10/01/2042	2,297,400

				12,053,002

Missouri—1.4%
400,000	Belton, MO Tax Increment (Belton Town Center)	5.625	03/01/2025	401,332
250,000	Belton, MO Tax Increment (Belton Town Center)	5.500	03/01/2020	251,032
730,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2022	328,529
750,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2027	337,530
500,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2017	225,020
500,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2016	225,020
4,900,000	Branson, MO Commerce Park Community Improvement District[1]	5.750	06/01/2026	1,372,098
2,485,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	2,554,232
13,000,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	13,056,030
1,200,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	1,203,564
2,470,000	Branson, MO IDA (Branson Landing)	5.500	06/01/2029	2,472,322
21,860,000	Branson, MO IDA (Branson Shoppe Redevel.)	5.950	11/01/2029	22,501,372
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	6.125	12/01/2036	506,189
1,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	912,274
1,215,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	1,090,560
1,250,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)	5.000	11/01/2023	1,251,050
1,233,000	Kansas City, MO IDA (West Paseo)	6.750	07/01/2036	1,242,248

36      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Missouri (Continued)
$1,400,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)	6.500%	06/01/2025	$1,424,906
750,000	Lees Summit, MO IDA (Kensington Farms)	5.750	03/01/2029	767,940
1,300,000	Lees Summit, MO IDA (Kensington Farms)	5.500	03/01/2021	1,347,515
2,800,000	Lees Summit, MO Tax (Summit Fair Community Improvement District)	6.000	05/01/2042	3,001,068
2,310,000	Liberty, MO Tax Increment (Liberty Triangle)	5.875	10/01/2029	2,410,739
3,020,000	MO Dardenne Town Square Transportation Devel. District[1]	5.000	05/01/2026	1,394,545
3,825,000	MO Dardenne Town Square Transportation Devel. District[1]	5.000	05/01/2036	1,556,890
220,000	MO Grindstone Plaza Transportation Devel. District	5.250	10/01/2021	215,721
400,000	MO Grindstone Plaza Transportation Devel. District	5.400	10/01/2026	365,428
115,000	MO Grindstone Plaza Transportation Devel. District	5.550	10/01/2036	98,569
717,000	Northwoods, MO Transportation Devel. District[5]	5.850	02/01/2031	676,497
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)[2]	8.000	04/27/2033	2,135,837
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000	08/21/2026	1,571,500
2,034,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	1,338,006
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[1]	6.000	08/21/2026	788,550
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)[2]	6.300	04/01/2027	1,478,229
1,510,000	St. Louis, MO Tax Increment (Washington East Condominiums)[2]	5.500	01/20/2028	1,043,878
2,367,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500	01/20/2028	2,204,766
1,108,000	St. Louis, MO Tax Increment Financing, Series A	5.500	09/02/2028	709,729
975,000	Stone Canyon, MO Improvement District (Infrastructure)[2]	5.750	04/01/2027	483,483
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[2]	5.700	04/01/2022	924,816
905,000	Suemandy, MO Mid-Rivers Community Improvement District	7.500	10/01/2029	1,019,736

				76,888,750

Montana—0.1%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)	6.250	09/01/2031	4,474,575
1,650,000	MT Facilities Finance Authority (St. John’s Lutheran)	6.125	05/15/2036	1,703,278
1,125,000	MT Facilities Finance Authority (St. John’s Lutheran)	6.000	05/15/2025	1,169,426

				7,347,279

Nebraska—0.6%
910,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)	6.625	12/01/2021	898,370

37      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Nebraska (Continued)
$20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[6]	5.750%		11/01/2048	$22,752,032
2,400,000	NE Educational Facilities Authority (Midland Lutheran College)	5.600		09/15/2029	2,318,520
6,960,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)	8.750		10/01/2020	7,142,422

					33,111,344

Nevada—0.8%
16,500,000	Clark County, NV Airport	0.100	[4]	07/01/2027	16,500,000
770,000	Clark County, NV Improvement District	5.050		02/01/2031	711,064
1,000,000	Clark County, NV Improvement District	5.000		02/01/2026	967,940
18,000,000	Las Vegas, NV Valley Water District	5.000		06/01/2039	21,468,960
410,000	Mesquite, NV Special Improvement District (Canyon Creek)[5]	5.500		08/01/2025	370,452
110,000	Mesquite, NV Special Improvement District (Canyon Creek)[5]	5.400		08/01/2020	106,513
1,625,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[5]	6.150		08/01/2037	1,666,291

					41,791,220

New Hampshire—0.1%
1,445,000	NH Business Finance Authority (Huggins Hospital)	6.875		10/01/2039	1,586,697
4,620,000	NH H&EFA (Franklin Pierce College)	6.050		10/01/2034	4,241,991
515,000	NH HE&HFA (Franklin Pierce College)	5.300		10/01/2028	452,309

					6,280,997

New Jersey—6.1%
150,000	NJ EDA (Cadbury at Cherry Hill)	5.500		07/01/2018	146,194
170,000	NJ EDA (Continental Airlines)	4.875		09/15/2019	180,567
3,750,000	NJ EDA (Continental Airlines)	5.625		11/15/2030	4,173,112
7,250,000	NJ EDA (Continental Airlines)	5.625		11/15/2030	8,155,815
7,440,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	8,127,010
7,455,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	8,143,395
7,455,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	8,143,395
11,000,000	NJ EDA (GMT Realty)	6.875		01/01/2037	11,121,880
565,000	NJ EDA (Leap Academy Charter School)	6.000		10/01/2034	592,397
750,000	NJ EDA (Leap Academy Charter School)	6.200		10/01/2044	784,320
500,000	NJ EDA (Leap Academy Charter School)	6.300		10/01/2049	523,450
1,000,000	NJ EDA (Paterson Charter School Science & Technology)	6.100		07/01/2044	1,026,770
8,450,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2027	8,463,013
96,125,000	NJ Tobacco Settlement Financing Corp.[6]	5.000		06/01/2029	84,661,598
85,640,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2041	69,443,763
154,950,000	NJ Tobacco Settlement Financing Corp.	4.750		06/01/2034	123,017,904
210,000	Weehawken Township, NJ GO	6.000		08/01/2021	253,182

38      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$210,000	Weehawken Township, NJ GO	6.000%		08/01/2022	$251,387

					337,209,152

New Mexico—0.2%
97,000	Dona Ana County, NM Multifamily (Montana Meadows Apartments)	8.500		12/01/2015	97,069
500,000	Mariposa East, NM Public Improvement District[2]	5.750		09/01/2021	424,010
775,000	Mariposa East, NM Public Improvement District[2]	5.500		09/01/2016	689,548
875,000	Montecito Estates, NM Public Improvement District	7.000		10/01/2037	908,364
2,750,000	NM Hospital Equipment Loan Council (Gerald Champion Memorial Hospital)	5.500		07/01/2042	2,773,183
129,000	NM Regional Hsg. Authority (Wildewood Apartments)	8.750		12/01/2020	129,076
1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,919,918
4,490,000	Saltillo, NM Improvement District	7.625		10/01/2037	4,762,139
1,000,000	Ventana West, NM Public Improvement District Special Levy	6.875		08/01/2033	1,001,910

					12,705,217

New York—8.4%
14,980,000	Brookhaven, NY IDA (BK at Lake Grove)	7.750	[4]	11/01/2046	16,376,136
10,000,000	Brookhaven, NY IDA (BK at Lake Grove)	7.750	[4]	11/01/2046	10,932,000
15,015,000	Brookhaven, NY IDA (BK at Lake Grove)	7.750	[4]	11/01/2046	16,425,059
1,010,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2045	840,926
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	6.656	[3]	06/01/2055	161,247
14,060,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[4]	11/01/2045	14,816,006
9,345,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[4]	11/01/2045	9,847,481
5,705,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[4]	11/01/2045	6,011,758
1,500,000	Islip, NY IDA (Engel Burman at Sayville)	7.750	[4]	11/01/2045	1,647,870
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	6.000		06/01/2030	1,158,760
3,560,000	Nassau County, NY IDA (Amsterdam at Harborside)	5.500		07/01/2020	3,558,184
1,780,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	1,758,729
2,937,408	Nassau County, NY IDA (Amsterdam at Harborside)[2]	2.000		01/01/2049	88,122
750,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2032	743,123
2,100,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	2,074,905
1,895,000	Nassau County, NY Tobacco Settlement Corp.	5.125		06/01/2046	1,562,068
2,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.000		06/01/2035	1,735,580
413,400,000	NY Counties Tobacco Trust V	7.848	[3]	06/01/2060	1,868,568
412,100,000	NY Counties Tobacco Trust V	7.151	[3]	06/01/2060	1,776,151
37,380,000	NY Liberty Devel. Corp. (Bank of America Tower)[6,8]	5.125		01/15/2044	42,478,874

39      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$900,000	NY MTA, Series D	5.250%		11/15/2029	$1,101,384
560,000	NY MTA, Series D	5.250		11/15/2028	686,050
485,000	NY MTA, Series D	5.250		11/15/2027	598,611
900,000	NY MTA, Series D	5.250		11/15/2030	1,098,990
900,000	NY MTA, Series D	5.250		11/15/2033	1,083,978
900,000	NY MTA, Series D	5.250		11/15/2032	1,087,902
900,000	NY MTA, Series D	5.250		11/15/2031	1,095,012
1,500,000	NY TSASC, Inc. (TFABs)	5.125		06/01/2042	1,306,680
8,765,000	NY/NJ Port Authority Austin Trust Inverse Certificates	7.927	[9]	04/01/2036	9,319,825
14,200,000	NYC IDA (American Airlines)	8.000		08/01/2028	15,615,314
59,000,000	NYC IDA (American Airlines)	7.625		08/01/2025	64,702,940
2,995,000	NYC IDA (American Airlines)	8.500		08/01/2028	3,112,314
40,000,000	NYC IDA (American Airlines)	7.750		08/01/2031	43,674,000
19,550,000	NYC IDA (British Airways)	7.625		12/01/2032	19,662,804
6,675,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.650		10/01/2028	5,869,795
5,070,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.750		10/01/2036	4,461,042
8,630,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	6.200		10/01/2022	8,597,896
12,955,000	NYC Municipal Water Finance Authority[6]	5.750		06/15/2040	15,020,144
20,600,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	22,585,016
75,000	NYS DA (State Personal Income Tax Authority)	5.000		03/15/2035	75,461
26,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.750		11/15/2051	31,963,843
200,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750		12/01/2025	200,638
2,700,000	Port Authority NY/NJ (KIAC)	6.750		10/01/2019	2,700,270
6,195,000	Rensselaer County, NY IDA (Rensselaer Polytechnic Institute)[5]	0.100	[4]	02/01/2022	6,195,000
8,385,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000		06/01/2048	7,787,736
7,465,616	Westchester County, NY IDA (EBC White Plains)	8.000	[4]	11/01/2043	8,166,563
7,462,689	Westchester County, NY IDA (EBC White Plains)	8.000	[4]	11/01/2043	8,163,361
7,465,591	Westchester County, NY IDA (EBC White Plains)	8.000	[4]	11/01/2043	8,166,535
9,640,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[4]	11/01/2045	10,158,343
9,795,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[4]	11/01/2045	10,321,677
9,640,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[4]	11/01/2045	10,158,343
2,000,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.125		06/01/2045	1,909,620
2,600,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C	6.200		03/01/2020	2,602,158

					465,110,792

North Carolina—0.1%
1,500,000	NC Medical Care Commission (AHACHC)	5.800		10/01/2034	1,519,080

40      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
North Carolina (Continued)
$1,650,000	NC Medical Care Commission (Whitestone)	7.750%		03/01/2031	$1,920,715

					3,439,795

North Dakota—0.0%
25,000	Cass County, ND Industrial Devel. Revenue (Fraser Ltd.)	7.000		11/01/2015	24,967
2,505,000	Richland County, ND Hsg. (Birchwood Properties)	6.750		05/01/2029	2,491,072

					2,516,039

Ohio—8.2%
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[6]	5.000		06/01/2038	11,312,926
113,205,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2047	96,837,821
44,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500		06/01/2047	41,122,064
2,295,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.504	[3]	06/01/2052	19,900,251
77,055,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250		06/01/2037	68,934,174
33,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125		06/01/2024	28,694,147
18,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375		06/01/2024	16,040,470
30,200,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2030	26,269,470
12,937,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.000		06/01/2042	11,091,149
15,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750		06/01/2034	12,705,450
1,280,000	Butler County, OH Hsg. (Anthony Wayne Apartments)[1]	6.500		09/01/2030	723,277
5,645,000	Butler County, OH Port Authority (Maple Knoll Communities)	7.000		07/01/2043	6,055,900
4,495,000	Centerville, OH Health Care (Bethany Lutheran Village)	6.000		11/01/2038	4,761,733
5,000	Cleveland, OH Airport (Continental Airlines)	5.700		12/01/2019	5,016
325,000	Columbus-Franklin County, OH Finance Authority, Series A	6.000		05/15/2035	344,058
9,500,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)	7.500		01/01/2030	9,517,195
32,500,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000		07/01/2042	37,478,675
7,500,000	Grove City, OH Tax Increment Financing	5.375		12/01/2031	7,760,925
11,395,000	Hamilton County, OH Hospital Facilities (UC Health) SPEARS	0.110	[4]	02/01/2044	11,395,000
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)	6.250		12/01/2034	1,722,325
629,413	Hickory Chase, OH Community Authority Infrastructure Improvement[2]	7.000		12/01/2038	503,531

41      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$125,000	Lake County, OH Hospital Facilities (Lake Hospital System)	5.750%	08/15/2038	$139,315
570,000	Lorain County, OH Port Authority (Alumalloy LLC)	6.000	11/15/2025	570,815
10,000,000	Montgomery County, OH (Miami Valley Hospital)[6]	5.750	11/15/2023	12,162,300
7,060,000	OH Higher Education Facility Commission (Ashland University)	6.250	09/01/2024	6,837,539
16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[7]	7.250	08/01/2034	12,206,870
1,052,622	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[1]	10.820	08/01/2034	832,719
1,815,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	1,305,765
2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	1,793,775
4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)	5.750	12/01/2032	4,453,338
1,955,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	971,303
3,415,000	Warren County, OH Port Authority (Corridor 75 Park)	7.500	12/01/2034	3,668,905

				458,118,201

Oklahoma—0.1%
1,700,000	Ardmore, OK Devel. Authority (Airpark Increment District)	5.750	11/01/2022	1,726,775
1,500,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625	10/01/2037	1,502,895
4,840,000	Grady County, OK Criminal Justice Authority	7.000	11/01/2041	4,851,374
100,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)	6.500	09/01/2026	100,279

				8,181,323

Oregon—0.0%
5,000	Lane County, OR Hsg. Authority & Community Services (Firewood)	6.600	11/01/2015	5,020
795,000	OR Facilities Authority (Concordia University)	6.125	09/01/2030	862,774
10,000	OR GO (Elderly & Disabled Hsg.)	5.300	08/01/2032	10,018
1,300,000	Salem, OR Hospital Finance Authority (Capital Manor)	6.000	05/15/2047	1,458,574
370,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)	5.000	01/01/2021	389,121

				2,725,507

Pennsylvania—0.9%
500,000	Luzerne County, PA IDA	7.750	12/15/2027	525,045
1,005,000	Luzerne County, PA IDA	7.500	12/15/2019	1,054,848
8,238,655	Northampton County, PA IDA (Northampton Generating)[10]	5.000	12/31/2023	7,561,355
24,937,498	PA EDFA (Bionol Clearfield)[2]	8.500	07/01/2015	1,098,746
11,500,000	PA Geisinger Authority Health System, Series A6	5.250	06/01/2039	13,095,970

42      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$4,000,000	PA HEFA (Shippensburg University)	6.250%		10/01/2043	$4,539,560
1,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125		03/15/2043	1,649,265
1,165,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)	5.500		06/15/2022	1,257,839
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)	5.500		06/15/2032	2,096,100
5,250,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625		07/01/2042	5,687,693
3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625		07/01/2036	3,640,378
5,865,000	York, PA GO	7.250		11/15/2041	6,721,759

					48,928,558

Rhode Island—1.3%
44,240,000	Central Falls, RI Detention Facility[1]	7.250		07/15/2035	17,956,574
7,500,000	RI Health & Educational Building Corp. (Public Schools Financing Program)	6.000		05/15/2029	8,597,625
9,735,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[6]	5.200		10/01/2047	9,944,166
42,825,000	RI Tobacco Settlement Financing Corp. (TASC)	7.868	[3]	06/01/2052	355,447
8,225,000	RI Tobacco Settlement Financing Corp. (TASC)	6.250		06/01/2042	8,262,424
52,090,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[3]	06/01/2052	585,492
25,605,000	RI Tobacco Settlement Financing Corp. (TASC), Series A	6.125		06/01/2032	25,715,101

					71,416,829

South Carolina—0.4%
6,747,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750		11/01/2039	6,593,506
14,191,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200		11/01/2036	14,260,961
7,620,000	SC Connector 2000 Assoc. Toll Road, Series B	6.453	[3]	01/01/2020	1,831,086
8,500,000	SC Connector 2000 Assoc. Toll Road, Series B	6.621	[3]	01/01/2024	1,617,550
200,000	SC Connector 2000 Assoc. Toll Road, Series B	6.300	[3]	01/01/2026	34,060

					24,337,163

South Dakota—0.0%
1,425,000	Turner County, SD Tax Increment	5.000		12/15/2026	1,434,562

Tennessee—0.4%
8,890,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)[2]	5.750	[4]	04/01/2042	3,133,992
215,000	Memphis-Shelby County, TN Airport Authority (Express Airlines)[1]	6.125		12/01/2016	32,250
9,000,000	Shelby County, TN HE&HFB (Trezevant Manor)	5.500		09/01/2047	9,288,900
6,525,000	Shelby County, TN HE&HFB (Trezevant Manor)	8.000		09/01/2044	7,269,763

					19,724,905

Texas—10.0%
230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)	7.750		12/01/2028	225,954

43      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$1,460,000	Bexar County, TX HFC (Perrin Square)[2]	9.750%		11/20/2031	$730,088
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[1]	6.300	[4]	07/01/2032	111,387
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	6.750		10/01/2038	542,450
41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[1]	5.000		03/01/2041	1,962,462
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[1]	5.400		05/01/2029	641,250
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[1]	7.700		03/01/2032	500,000
26,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	7.700		04/01/2033	1,306,000
15,870,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)	7.000		11/01/2039	20,949,670
1,100,000	Celina, TX Special Assessment	5.875		09/01/2040	1,103,190
700,000	Celina, TX Special Assessment	5.375		09/01/2028	702,079
400,000	Celina, TX Special Assessment	5.500		09/01/2032	401,180
750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)	5.750		08/15/2041	860,175
2,115,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)	6.250		02/15/2036	2,116,502
22,450,000	Donna, TX GO	6.250		02/15/2037	22,574,148
2,000,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)	6.750		09/01/2043	2,145,940
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)	6.125		09/01/2028	1,614,270
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)	6.500		09/01/2036	1,610,505
3,500,000	Galveston, TX Special Assessment	6.125		09/01/2044	3,521,315
2,400,000	Galveston, TX Special Assessment	5.625		09/01/2028	2,414,904
3,700,000	Galveston, TX Special Assessment	6.000		09/01/2038	3,722,644
10,000,000	Grand Parkway, TX Transportation Corp.[6]	5.000		04/01/2053	11,272,200
11,238,709	Gulf Coast, TX IDA (Microgy Holdings)[2]	7.000		12/01/2036	112
20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)	8.000		04/01/2028	20,041
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)	7.000		08/15/2028	3,575,783
2,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)	5.750		11/01/2036	2,798,730
2,000,000	HFDC of Central TX (Lutheran Social Services of the South)	6.875		02/15/2032	2,003,840
7,980,000	Houston, TX Airport Special Facilities (Continental Airlines)	5.700		07/15/2029	8,001,706
7,290,000	Houston, TX Airport Special Facilities (Continental Airlines)	5.700		07/15/2029	7,309,829
1,210,000	Houston, TX Airport System	5.000		07/01/2025	1,409,033
2,000,000	Houston, TX Airport System	5.000		07/01/2024	2,338,740
555,000	Houston, TX Airport System	5.000		07/01/2026	641,264
815,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500		05/15/2031	1,020,437

44      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$750,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000%		08/15/2041	$822,712
500,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000		08/15/2036	551,605
600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)	5.875		09/01/2044	606,810
500,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)	5.375		09/01/2028	505,785
600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)	5.750		09/01/2038	606,840
6,110,000	Maverick County, TX GO COP	8.750		03/01/2034	6,114,033
1,800,000	Maverick County, TX GO COP	8.750		03/01/2034	1,801,188
520,000	Midlothian, TX Devel. Authority Tax Increment	5.125		11/15/2026	528,876
1,300,000	New Hope, TX Educational Facilities Finance Corp. Retirement Facility (Wesleyan Homes)	5.500		01/01/2049	1,341,301
785,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	5.875		04/01/2036	921,645
1,950,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	6.000		04/01/2045	2,289,963
1,630,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)	6.000		08/15/2042	1,683,040
1,600,000	North Central TX HFC (Village Kaufman Apartments)	6.150	[4]	01/01/2043	1,697,792
38,000,000	North Central TX HFDC (Children’s Medical Center)[6]	5.750		08/15/2039	44,626,060
16,000,000	North TX Tollway Authority[6]	5.750		01/01/2048	18,042,880
5,920,000	North TX Tollway Authority[6]	5.750		01/01/2048	6,675,866
3,000,000	Red River, TX Health Facilities Devel. Corp. (Happy Harbor Methodist Home)	8.000		11/15/2049	3,539,160
2,100,000	Sabine Neches, TX HFC (Fox Run Apartments)	6.150		01/01/2043	2,228,352
1,902,147	Sabine Neches, TX HFC (Single Family Mtg.)[6]	5.430		12/01/2039	2,133,927
4,100,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[2]	6.150		08/01/2022	194,750
1,800,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[1]	6.450	[4]	06/01/2021	85,500
10,000,000	San Jacinto, TX Community College District[6]	5.125		02/15/2038	11,170,900
27,085,000	Sanger, TX Industrial Devel. Corp. (Texas Pellets)	7.500		07/01/2038	29,362,578
4,890,000	Springhill, TX Courtland Heights Public Facility Corp.	5.850		12/01/2028	4,156,793
14,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[6]	5.750		11/15/2024	16,261,280
34,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[6]	6.250		11/15/2029	39,491,680
3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)	5.750		11/15/2037	3,931,844
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[6]	5.000		12/01/2033	15,505,425
27,525,000	Travis County, TX HFDC (Longhorn Village)	7.125		01/01/2046	30,303,649

45      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$1,600,000	Travis County, TX HFDC (Querencia Barton Creek)	5.650%	11/15/2035	$1,619,376
2,495,000	Trinity, TX River Authority (TXU Energy Company)[2]	6.250	05/01/2028	118,513
20,100,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)	7.750	10/01/2037	21,835,434
34,600,000	TX Angelina & Neches River Authority (Aspen Power)[2]	6.500	11/01/2029	13,493,654
117,755,000	TX Municipal Gas Acquisition & Supply Corp.[6]	6.250	12/15/2026	150,719,710
1,600,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)	6.250	09/01/2036	1,659,520
200,000	TX Student Hsg. Corp. (University of North Texas)	6.850	07/01/2031	177,250
635,000	TX Student Hsg. Corp. (University of North Texas)	6.750	07/01/2021	591,083
2,095,000	Vintage Township, TX Public Facilities Corp.	7.375	10/01/2038	2,237,313
4,615,000	Wise County, TX (Parket County Junior College District)	7.750	08/15/2028	5,675,481
2,920,000	Wise County, TX (Parket County Junior College District)	7.500	08/15/2025	3,553,728

				559,011,124

Utah—0.6%
4,915,000	Hideout, UT Local District No. 1 Special Assessment	8.250	08/01/2034	5,015,807
1,950,000	Hideout, UT Local District No. 1 Special Assessment	7.750	08/01/2024	1,990,852
1,750,000	UT Charter School Finance Authority (Endeavor Hall)	6.000	07/15/2032	1,833,388
910,000	UT Charter School Finance Authority (Endeavor Hall)	5.500	07/15/2022	958,849
3,870,000	UT Charter School Finance Authority (Endeavor Hall)	6.250	07/15/2042	4,072,053
6,550,000	UT Charter School Finance Authority (Hawthorn Academy)	8.250	07/15/2046	8,284,309
750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)	6.300	07/15/2032	832,005
1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)	6.550	07/15/2042	1,834,553
1,565,000	UT HFA (RHA Community Service of Utah)	6.875	07/01/2027	1,567,003
825,000	Utah County, UT Charter School (Renaissance Academy)	5.625	07/15/2037	833,918
4,400,000	West Valley City, UT Sewer (East Hollywood High School)	5.625	06/15/2037	4,303,860

				31,526,597

Vermont—0.2%
460,000	Burlington, VT Electric	5.750	07/01/2031	526,709
315,000	Burlington, VT Electric	5.625	07/01/2030	359,393
280,000	Burlington, VT Electric	5.500	07/01/2029	318,489
1,283,567	VT Educational & Health Buildings Financing Agency (Marlboro College)	2.779	04/01/2019	1,271,539

46      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Vermont (Continued)
$6,500,000	VT HFA (Single Family Hsg.)	0.050%[4]		11/01/2035	$6,500,000

					8,976,130

Virginia—1.0%
1,833,000	Celebrate, VA North CDA Special Assessment[1]	6.750		03/01/2034	1,184,026
5,100,000	Celebrate, VA South CDA Special Assessment[2]	6.250		03/01/2037	2,805,051
3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment[1]	5.800		03/01/2036	1,618,164
9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment[1]	5.450		03/01/2036	4,990,172
14,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment[1]	5.125		03/01/2036	7,775,482
641,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2044	641,122
2,052,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2054	102,867
1,300,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2044	1,088,308
3,000,000	New Port, VA CDA	5.600		09/01/2036	1,745,580
2,050,000	Norfolk, VA EDA, Series A	6.000		11/01/2036	1,934,913
18,986,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.450		09/01/2037	20,510,576
3,251,000	VA H2O Community Devel. Authority	5.200		09/01/2037	1,858,142
253,700,000	VA Tobacco Settlement Authority	7.441	[3]	06/01/2047	5,989,857
6,000,000	VA Tobacco Settlement Financing Corp.	5.200		06/01/2046	4,522,680
2,404,674	West Point, VA IDA Solid Waste (Chesapeake Corp.)[2]	6.375		03/01/2019	24

					56,766,964

Washington—2.0%
10,000,000	Barclay’s Capital Muni Trust Receipts Floaters	0.120	[4]	06/01/2039	10,000,000
750,000	Greater Wenatchee, WA Regional Events Center	5.000		09/01/2027	814,470
200,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600		03/01/2028	200,084
10,000	King County, WA Hsg. Authority (Kona Village)	6.700		01/01/2020	10,016
725,000	King County, WA Hsg. Authority (Southwood Square Apartments)	6.200		10/01/2031	725,674
100,000	King County, WA Hsg. Authority (Southwood Square Apartments)	6.100		10/01/2021	101,008
2,815,000	Kitsap County, WA Consolidated Hsg. Authority	5.500		06/01/2027	2,875,325
1,500,000	Kitsap County, WA Consolidated Hsg. Authority	5.600		06/01/2037	1,526,445
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)	6.100		10/01/2031	50,041
1,915,000	Seattle, WA Hsg. Authority (Newholly Phase II)	7.000		01/01/2032	1,933,729
1,675,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)	5.600		09/01/2025	1,684,497
1,250,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)	5.750		09/01/2030	1,256,513
100,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)	5.100		09/01/2015	100,948

47      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Washington (Continued)
$4,274,358	Tacoma, WA Consolidated Local Improvements District No. 65	5.750%		04/01/2043	$4,285,129
12,000,000	Tes Properties, WA6	5.625		12/01/2038	13,941,600
1,500,000	Tes Properties, WA6	5.500		12/01/2029	1,741,650
18,075,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[6]	6.375		10/01/2036	21,358,283
17,410,000	WA Health Care Facilities Authority (Peacehealth)[6]	5.000		11/01/2028	19,505,990
15,000,000	WA Health Care Facilities Authority (Seattle Childrens Hospital)[6]	5.625		10/01/2038	18,206,550
10,860,000	WA Kalispel Tribe Indians Priority District	6.750		01/01/2038	10,722,187

					111,040,139

West Virginia—0.5%
4,500,000	Brooke County, WV (Bethany College)	6.750		10/01/2037	5,102,370
3,000,000	Brooke County, WV (Bethany College)	6.500		10/01/2031	3,378,570
27,145,000	Harrison County, WV Tax Increment (Charles Pointe)[1]	7.000		06/01/2035	13,871,909
1,840,000	Harrison County, WV Tax Increment (Charles Pointe)	7.000		06/01/2035	1,510,493
3,045,000	WV Hospital Finance Authority (UTD Health System)	5.500		06/01/2039	3,461,008

					27,324,350

Wisconsin—0.7%
3,970,000	Necedah, WI Community Devel. Authority Exempt Facility (Castle Rock Renewable Fuels)[1]	7.500		03/01/2018	3,443,697
1,800,000	Sokaogon, WI Chippewa Community (Gaming)[2]	8.250		01/01/2017	802,710
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[2]	7.000		01/01/2026	780,413
3,000,000	WI H&EFA (AE Nursing Centers)	7.250		06/01/2038	3,256,110
2,015,000	WI H&EFA (Beloit College)	6.125		06/01/2039	2,302,964
750,000	WI H&EFA (Beloit College)	6.125		06/01/2035	862,740
1,000,000	WI H&EFA (Eastcastle Place)	6.125		12/01/2034	999,880
6,335,000	WI H&EFA (Wellington Homes)	6.750		09/01/2037	6,810,632
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.095	[3]	10/01/2042	20
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.210	[3]	10/01/2042	626,960
6,657,500	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000		10/01/2042	6,751,038
660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)	7.000		07/01/2031	714,443
845,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	6.000		07/15/2042	920,070
1,325,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	5.750		07/15/2032	1,440,288
1,910,000	WI Public Finance Authority Educational Facility (Ask Academy)[5]	6.000		02/01/2045	1,896,802
5,875,000	WI Public Finance Authority Educational Facility (Horizon Academy West Charter School)	6.000		09/01/2045	6,051,191

					37,659,958

48      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions—13.6%
$28,225,000	Northern Mariana Islands Commonwealth, Series B	5.000%		10/01/2033	$24,876,386
53,230,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	37,673,532
11,450,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2042	7,792,068
3,325,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	2,404,474
7,645,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	5,441,711
2,750,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	1,950,932
11,980,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	8,230,260
152,450,000	Puerto Rico Children’s Trust Fund (TASC)	9.355	[3]	05/15/2055	4,582,647
13,000,000	Puerto Rico Commonwealth GO	6.500		07/01/2040	9,498,320
3,040,000	Puerto Rico Commonwealth GO	6.500		07/01/2040	2,221,146
9,265,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	6,689,052
16,700,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	11,763,981
11,540,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	8,244,522
2,625,000	Puerto Rico Commonwealth GO	6.000		07/01/2035	1,914,727
19,550,000	Puerto Rico Commonwealth GO	6.500		07/01/2037	14,405,808
8,845,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	6,558,567
1,500,000	Puerto Rico Commonwealth GO	5.000		07/01/2024	1,112,460
39,600,000	Puerto Rico Commonwealth GO	8.000		07/01/2035	33,189,552
3,255,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	2,413,582
98,660,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	68,635,789
1,545,000	Puerto Rico Commonwealth GO	5.000		07/01/2041	1,034,377
5,000,000	Puerto Rico Commonwealth GO	5.000		07/01/2033	3,452,950
1,870,000	Puerto Rico Commonwealth GO	5.250		07/01/2026	1,372,580
2,250,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	1,624,432
2,145,000	Puerto Rico Commonwealth GO	2.664		07/01/2019	2,048,925
285,000	Puerto Rico Commonwealth GO	2.684		07/01/2020	270,055
2,165,000	Puerto Rico Commonwealth GO	5.250		07/01/2037	1,487,355
7,750,000	Puerto Rico Electric Power Authority, Series A7	7.000		07/01/2043	3,979,237
5,500,000	Puerto Rico Electric Power Authority, Series A7	5.000		07/01/2042	2,825,790
18,635,000	Puerto Rico Electric Power Authority, Series A7	6.750		07/01/2036	9,568,886
100,000	Puerto Rico Electric Power Authority, Series A7	7.000		07/01/2040	51,343
5,295,000	Puerto Rico Electric Power Authority, Series A7	7.000		07/01/2033	2,718,506
9,125,000	Puerto Rico Electric Power Authority, Series A7	5.050		07/01/2042	4,688,243
2,745,000	Puerto Rico Electric Power Authority, Series A7	5.000		07/01/2029	1,409,805
30,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2028	15,406
40,000	Puerto Rico Electric Power Authority, Series AAA	5.250		07/01/2021	20,528
40,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2022	20,530
10,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2023	5,133
4,570,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2026	2,346,375
95,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2030	48,789
250,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2029	128,385
140,000	Puerto Rico Electric Power Authority, Series CCC[7]	5.250		07/01/2028	71,893
2,475,000	Puerto Rico Electric Power Authority, Series CCC[7]	5.250		07/01/2027	1,270,888

49      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$30,000	Puerto Rico Electric Power Authority, Series CCC[7]	5.000%	07/01/2028	$15,407
40,000	Puerto Rico Electric Power Authority, Series CCC	5.000	07/01/2027	20,540
35,000	Puerto Rico Electric Power Authority, Series CCC	5.000	07/01/2024	17,968
20,000	Puerto Rico Electric Power Authority, Series CCC[7]	5.000	07/01/2025	10,268
185,000	Puerto Rico Electric Power Authority, Series DDD[7]	5.000	07/01/2022	94,955
15,000	Puerto Rico Electric Power Authority, Series NN	5.500	07/01/2020	7,722
1,015,000	Puerto Rico Electric Power Authority, Series TT7	5.000	07/01/2027	521,213
895,000	Puerto Rico Electric Power Authority, Series TT7	5.000	07/01/2026	459,556
5,560,000	Puerto Rico Electric Power Authority, Series TT7	5.000	07/01/2037	2,856,561
6,620,000	Puerto Rico Electric Power Authority, Series TT7	5.000	07/01/2032	3,400,297
210,000	Puerto Rico Electric Power Authority, Series TT7	5.000	07/01/2022	107,787
15,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2024	7,701
5,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2020	2,575
10,000	Puerto Rico Electric Power Authority, Series TT7	5.000	07/01/2025	5,134
20,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2018	10,454
170,000	Puerto Rico Electric Power Authority, Series TT7	5.000	07/01/2017	90,873
90,000	Puerto Rico Electric Power Authority, Series WW7	5.000	07/01/2028	46,220
135,000	Puerto Rico Electric Power Authority, Series WW7	5.250	07/01/2033	69,343
185,000	Puerto Rico Electric Power Authority, Series WW7	5.250	07/01/2025	94,981
390,000	Puerto Rico Electric Power Authority, Series WW7	5.375	07/01/2024	200,199
60,000	Puerto Rico Electric Power Authority, Series WW7	5.500	07/01/2021	30,792
395,000	Puerto Rico Electric Power Authority, Series WW7	5.500	07/01/2038	202,900
85,000	Puerto Rico Electric Power Authority, Series WW7	5.375	07/01/2022	43,625
17,970,000	Puerto Rico Electric Power Authority, Series XX7	5.750	07/01/2036	9,229,572
38,050,000	Puerto Rico Electric Power Authority, Series XX7	5.250	07/01/2040	19,548,187
2,070,000	Puerto Rico Electric Power Authority, Series XX7	5.250	07/01/2035	1,063,338
165,000	Puerto Rico Electric Power Authority, Series XX7	5.250	07/01/2027	84,726
10,000	Puerto Rico Electric Power Authority, Series XX	5.250	07/01/2026	5,134
20,000	Puerto Rico Electric Power Authority, Series ZZ7	5.000	07/01/2018	10,454
150,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250	07/01/2025	77,012
50,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250	07/01/2026	25,672
10,000	Puerto Rico Electric Power Authority, Series ZZ	5.000	07/01/2026	5,135
820,000	Puerto Rico Electric Power Authority, Series ZZ7	5.000	07/01/2017	438,331
515,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250	07/01/2018	269,129
850,000	Puerto Rico Electric Power Authority, Series ZZ7	5.000	07/01/2022	436,279
95,000	Puerto Rico Electric Power Authority, Series ZZ	5.000	07/01/2021	48,756
60,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250	07/01/2024	30,802
50,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250	07/01/2022	25,663
190,000	Puerto Rico Electric Power Authority, Series ZZ	4.625	07/01/2025	97,552
25,000	Puerto Rico Electric Power Authority, Series ZZ	5.250	07/01/2021	12,830
215,000	Puerto Rico Electric Power Authority, Series ZZ	5.000	07/01/2024	110,375
1,115,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2028	580,982
6,940,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2019	5,421,181
6,415,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	4,673,135
350,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2021	271,792
150,000	Puerto Rico Highway & Transportation Authority	3.112	07/01/2027	123,255
215,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2023	150,169
9,000,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2022	6,435,180

50      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$605,000	Puerto Rico Highway & Transportation Authority, Series H	5.450%		07/01/2035	$313,928
5,000,000	Puerto Rico Infrastructure	5.000		07/01/2031	3,169,600
3,000,000	Puerto Rico Infrastructure	5.000		07/01/2037	1,901,520
3,000,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,809,570
15,000,000	Puerto Rico Infrastructure Financing Authority	6.140	[3]	07/01/2034	4,066,950
500,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	489,860
4,050,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)	6.000		07/01/2033	4,452,732
8,825,000	Puerto Rico Public Buildings Authority	6.000		07/01/2041	6,216,595
7,000,000	Puerto Rico Public Buildings Authority	5.875		07/01/2039	4,904,970
260,000	Puerto Rico Public Buildings Authority	5.500		07/01/2023	193,604
1,520,000	Puerto Rico Public Buildings Authority	5.000		07/01/2036	1,025,164
75,505,000	Puerto Rico Public Buildings Authority	5.250		07/01/2042	50,737,850
3,870,000	Puerto Rico Public Buildings Authority	5.000		07/01/2032	2,652,924
5,100,000	Puerto Rico Public Buildings Authority	6.250		07/01/2026	3,823,623
12,000,000	Puerto Rico Public Buildings Authority	6.125		07/01/2023	9,059,760
1,640,000	Puerto Rico Public Buildings Authority	5.250		07/01/2033	1,136,618
12,095,000	Puerto Rico Public Buildings Authority	5.750		07/01/2022	9,119,267
13,840,000	Puerto Rico Public Buildings Authority	5.625		07/01/2039	9,596,241
4,980,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	3,677,431
1,515,000	Puerto Rico Public Buildings Authority, Series D	5.250		07/01/2036	1,038,729
37,020,000	Puerto Rico Public Finance Corp., Series B	5.500		08/01/2031	19,507,689
40,625,000	Puerto Rico Sales Tax Financing Corp.	5.250		08/01/2057	30,084,031
27,765,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2042	19,522,960
6,250,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375		08/01/2039	4,399,813
1,510,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2037	1,088,876
37,060,000	Puerto Rico Sales Tax Financing Corp., Series A	8.694	[3]	08/01/2035	6,510,330
2,040,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2028	1,618,536
5,995,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2043	3,901,546
35,000,000	Puerto Rico Sales Tax Financing Corp., Series A	0.000	[11]	08/01/2033	19,959,800
1,630,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2024	1,330,993
38,835,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	28,990,716
11,455,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250		08/01/2027	9,043,952
7,945,000	Puerto Rico Sales Tax Financing Corp., Series A	7.890	[3]	08/01/2034	1,409,920
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	2,338,710
53,275,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	41,235,916
13,525,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.250		08/01/2043	9,119,231
44,865,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250		08/01/2041	30,912,882
135,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000		08/01/2046	98,766
51,775,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	38,542,863
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[11]	08/01/2032	3,819,950
300,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000		08/01/2035	207,840
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2039	3,763,700
1,470,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375		08/01/2038	1,040,745

51      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$5,000,000	University of Puerto Rico, Series P	5.000%		06/01/2030	$2,984,550

					758,372,890

Total Municipal Bonds and Notes (Cost $7,267,756,762)					6,248,249,565

Shares
Common Stocks—0.0%
7,679	Delta Air Lines, Inc.[12,13]				363,294
4,927	General Motors Co.[12,13]				160,719
15,021	Motors Liquidation Co. GUC Trust[12,13]				246,344

Total Common Stocks (Cost $54,137)					770,357

Units		Strike Price		Expiration
Rights, Warrants and Certificates—0.0%
4,479	General Motors Co. Wts.[12,13]	$22.960		07/10/2016	102,838
4,479	General Motors Co. Wts.[12,13]	15.500		07/10/2019	69,424

Total Rights, Warrants and Certificates (Cost $—)					172,262

Principal Amount		Coupon		Maturity
Corporate Loans—0.3%
$ 6,000,000	Aspen Power Senior Secured Bridge Promissory Note[13]	9.000%[4]		11/16/2015	6,000,000
3,500,000	Aspen Power Senior Secured Bridge Promissory Note[13]	9.000	[4]	11/16/2015	3,500,000
7,000,000	Aspen Power Senior Secured Bridge Promissory Note[13]	9.000	[4]	11/16/2015	7,000,000

Total Corporate Loans (Cost $16,500,000)					16,500,000

Total Investments, at Value (Cost $7,284,310,899)—112.6%					6,265,692,184
Net Other Assets (Liabilities)—(12.6)					(699,165,407)

Net Assets—100.0%					$5,566,526,777

Footnotes to Statement of Investments

*January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Represents the current interest rate for a variable or increasing rate security.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 30, 2015. See Note 4 of the accompanying Notes.

6. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

7. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

8. Restricted security. The aggregate value of restricted securities as of January 30, 2015 was $42,478,874, which represents 0.76% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

52      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
NY Liberty Devel. Corp. (Bank of America Tower)	7/23/10 - 3/4/11	$37,380,000	$42,478,874	$5,098,874

9. Represents the current interest rate for the inverse floating rate security. See Note 4 of the accompanying Notes.

10. Interest or dividend is paid-in-kind, when applicable.

11. Denotes a step bond: a zero coupon bond that converts to a fixed rate or variable rate at a designated future.

12. Non-income producing security.

13. Received as a result of a corporate action

To simplify the listings of securities, abbreviations are used per the table below:

ABH	Adventist Bolingbrook Hospital
ACMC	Advocate Condell Medical Center
AE	American Eagle
AGH	Adventist Glenoaks Hospital
AH	Ascension Health
AH&HC	Advocate Health & Hospitals Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHCN	Advocate Health Care Metro
AHSGA	Adventist Health System-Georgia
ANSHN	Advocate of North Side Health Network
BHI	Baptist Homes of Indiana
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Care
CAB	Capital Appreciation Bond
CCC	Continuing Care Center
CCHCS	Cook Children’s Health Care System
CCMCtr	Cook Children’s Medical Center
CCPN	Cook Children;s Physical Network
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CMCD	Children’s Medical Center of Dallas
CMCtrF	Children’s Medical Center Foundation
CMH	Copley Memorial Hospital
COP	Certificates of Participation
CSAHS	The Sisters of Charity of St. Augustine Health System
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
EBC	Engel Berman Corp.
ECHNS	Eastern Connecticut Health Network System
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
FCommH	Fayette Community Hospital
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HE&HFB	Higher Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HFC	Housing Finance Corp.

53      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Abbreviations (Continued)

HFDC	Health Facilities Devel. Corp.
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KGC	Kuakini Geriatric Care
KHS	Kaukini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
LIFERS	Long Inverse Floating Exempt Receipts
MA	Mercy Alliance
MMH	McKenna Memorial Hospital
MTA	Metropolitan Transportation Authority
NH	Northgate Housing
NTH	North Terrace Housing
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
OH	Oakwood Healthcare
PClinic	Piedmont Clinic
PHC	Piedmont Healthcare
PHHosp	Piedmont Henty Hospital
PHI	Piedmont Heart Institute
PHIP	Piedmont Heart Institute Physicians
PHlthCF	Piedmont Healthcare Foundation
PHosp	Piedmont Hospital
PMCC	Piedmont Medical Care Corp.
PMSH	Piedmont Mountainside Hospital
PNH	Piedmont Newnan Hospital
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
Res Rec	Resource Recovery Facility
RGH	Rockville General Hospital
RHA	Resource Healthcare of America
RITES	Residual Interest Tax Exempt Security
ROLs	Reset Option Longs
RUMC	Rush University Medical Center
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SPEARS	Short Puttable Exempt Adjustable Receipts
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TYW	The YMCA of Wichita
UC	United Care
UHHS	University Hospitals Health System
VH	Village Housing
VOA	Volunteers of America
WICF	W.I. Cook Foundation

See accompanying Notes to Financial Statements.

54      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 30, 20151 Unaudited

Assets
Investments at value (cost $7,284,310,899)—see accompanying statement of investments	$6,265,692,184
Cash	10,390,067
Receivables and other assets:
Interest	80,031,885
Shares of beneficial interest sold	14,507,781
Investments sold (including $1,506,275 sold on a when-issued or delayed delivery basis)	10,883,755
Other	843,634

Total assets	6,382,349,306

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	770,895,000
Investments purchased (including $1,896,802 purchased on a when-issued or delayed delivery basis)	30,113,060
Shares of beneficial interest redeemed	7,987,009
Dividends	5,187,554
Trustees’ compensation	731,169
Distribution and service plan fees	628,228
Shareholder communications	27,590
Other	252,919

Total liabilities	815,822,529

Net Assets	$5,566,526,777

Composition of Net Assets
Paid-in capital	$8,965,905,583
Accumulated net investment income	71,208,982
Accumulated net realized loss on investments	(2,451,969,073)
Net unrealized depreciation on investments	(1,018,618,715)

Net Assets	$5,566,526,777

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

55      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,378,910,965 and 463,978,342 shares of beneficial interest outstanding)	$7.28

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.64

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $68,451,285 and 9,358,188 shares of beneficial interest outstanding)	$7.31

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,387,274,297 and 191,152,368 shares of beneficial interest outstanding)	$7.26

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $731,890,230 and 100,602,679 shares of beneficial interest outstanding)	$7.28

See accompanying Notes to Financial Statements.

56      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Six Months Ended January 30, 20151 Unaudited

Investment Income
Interest	$215,371,163
Dividends	5,389

Total investment income	215,376,552

Expenses
Management fees	10,258,267
Distribution and service plan fees:
Class A	2,472,296
Class B	333,285
Class C	6,178,359
Transfer and shareholder servicing agent fees:
Class A	1,668,582
Class B	37,045
Class C	686,666
Class Y	339,521
Shareholder communications:
Class A	23,557
Class B	1,612
Class C	12,728
Class Y	3,258
Interest expense and fees on short-term floating rate notes issued (See Note 4)	4,747,244
Legal, auditing and other professional fees	2,895,519
Borrowing fees	1,966,717
Trustees’ compensation	42,521
Custodian fees and expenses	27,518
Interest expense on borrowings	58
Other	838,551

Total expenses	32,533,304
Net Investment Income	182,843,248
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(64,330,081)
Net change in unrealized appreciation/depreciation on investments	261,729,765
Net Increase in Net Assets Resulting from Operations	$380,242,932

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

57      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014
Operations
Net investment income	$182,843,248	$381,267,912
Net realized loss	(64,330,081)	(4,795,521)
Net change in unrealized appreciation/depreciation	261,729,765	99,151,615

Net increase in net assets resulting from operations	380,242,932	475,624,006

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(110,717,759)	(250,693,322)
Class B	(2,164,944)	(5,771,650)
Class C	(40,574,703)	(86,591,025)
Class Y	(23,082,014)	(36,840,501)

	(176,539,420)	(379,896,498)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(6,314,025)	(490,548,695)
Class B	(11,673,322)	(31,751,567)
Class C	24,446,775	(174,369,616)
Class Y	144,216,083	80,952,069

	150,675,511	(615,717,809)

Net Assets
Total increase (decrease)	354,379,023	(519,990,301)
Beginning of period	5,212,147,754	5,732,138,055

End of period (including accumulated net investment income of $71,208,982 and $64,905,154, respectively)	$5,566,526,777	$5,212,147,754

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

58      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT

OF CASH FLOWS For the Six Months Ended January 30, 20151 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$380,242,932
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(634,057,776)
Proceeds from disposition of investment securities	555,167,374
Short-term investment securities, net	5,467,790
Premium amortization	7,595,498
Discount accretion	(38,957,116)
Net realized loss on investments	64,330,081
Net change in unrealized appreciation/depreciation on investments	(261,729,765)
Change in assets:
Decrease in other assets	954,878
Increase in interest receivable	(164,318)
Decrease in receivable for securities sold	7,135,149
Change in liabilities:
Decrease in other liabilities	(93,964)
Increase in payable for securities purchased	15,098,060

Net cash provided by operating activities	100,988,823

Cash Flows from Financing Activities
Proceeds from borrowings	3,400,000
Payments on borrowings	(24,700,000)
Payments on short-term floating rate notes issued	(33,475,000)
Proceeds from shares sold	675,926,164
Payments on shares redeemed	(677,404,406)
Cash distributions paid	(35,423,969)

Net cash used in financing activities	(91,677,211)
Net increase in cash	9,311,612
Cash, beginning balance	1,078,455
Cash, ending balance	$10,390,067

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $143,538,562.

Cash paid for interest on borrowings—$3,404.

Cash paid for interest on short-term floating rate notes issued—$4,747,244.

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

59      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$7.01	$6.87	$7.50	$6.92	$7.17	$5.90

Income (loss) from investment operations:
Net investment income[2]	0.25	0.50	0.51	0.50	0.55	0.57
Net realized and unrealized gain (loss)	0.26	0.13	(0.65)	0.60	(0.25)	1.25

Total from investment operations	0.51	0.63	(0.14)	1.10	0.30	1.82

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.49)	(0.49)	(0.52)	(0.55)	(0.55)

Net asset value, end of period	$7.28	$7.01	$6.87	$7.50	$6.92	$7.17

Total Return, at Net Asset Value[3]	7.39%	9.63%	(2.19)%	16.63%	4.65%	31.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,378,911	$3,260,438	$3,688,901	$4,463,156	$3,969,090	$4,651,798

Average net assets (in thousands)	$3,292,468	$3,477,994	$4,450,000	$4,001,353	$4,149,509	$4,393,199

Ratios to average net assets:[4]
Net investment income	6.91%	7.24%	6.69%	7.00%	8.07%	8.04%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.77%	0.71%	0.73%	0.64%	0.64%	0.59%
Interest and fees from borrowings	0.07%	0.09%	0.10%	0.12%	0.11%	0.27%
Interest and fees on short-term floating rate notes issued[5]	0.17%	0.25%	0.25%	0.31%	0.35%	0.39%

Total expenses	1.01%	1.05%	1.08%	1.07%	1.10%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.05%	1.08%	1.07%	1.10%	1.25%

Portfolio turnover rate	9%	16%	18%	11%	18%	16%

60      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

61      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$7.04	$6.89	$7.53	$6.94	$7.19	$5.92

Income (loss) from investment operations:
Net investment income[2]	0.22	0.45	0.45	0.44	0.50	0.51
Net realized and unrealized gain (loss)	0.27	0.14	(0.66)	0.61	(0.26)	1.25

Total from investment operations	0.49	0.59	(0.21)	1.05	0.24	1.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.44)	(0.43)	(0.46)	(0.49)	(0.49)

Net asset value, end of period	$7.31	$7.04	$6.89	$7.53	$6.94	$7.19

Total Return, at Net Asset Value[3]	6.95%	8.89%	(3.12)%	15.76%	3.75%	30.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,451	$77,369	$107,602	$161,197	$162,309	$226,466

Average net assets (in thousands)	$73,061	$90,234	$142,525	$156,216	$186,637	$237,875

Ratios to average net assets:[4]
Net investment income	6.15%	6.49%	5.86%	6.17%	7.21%	7.23%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.53%	1.49%	1.56%	1.48%	1.49%	1.46%
Interest and fees from borrowings	0.07%	0.09%	0.10%	0.12%	0.11%	0.27%
Interest and fees on short-term floating rate notes issued[5]	0.17%	0.25%	0.25%	0.31%	0.35%	0.39%

Total expenses	1.77%	1.83%	1.91%	1.91%	1.95%	2.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.83%	1.91%	1.91%	1.95%	2.12%

Portfolio turnover rate	9%	16%	18%	11%	18%	16%

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

62      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class C	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$6.99	$6.85	$7.48	$6.90	$7.15	$5.89

Income (loss) from investment operations:
Net investment income[2]	0.22	0.44	0.45	0.44	0.50	0.51
Net realized and unrealized gain (loss)	0.27	0.14	(0.65)	0.61	(0.25)	1.25

Total from investment operations	0.49	0.58	(0.20)	1.05	0.25	1.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.44)	(0.43)	(0.47)	(0.50)	(0.50)

Net asset value, end of period	$7.26	$6.99	$6.85	$7.48	$6.90	$7.15

Total Return, at Net Asset Value[3]	7.01%	8.84%	(2.94)%	15.80%	3.86%	30.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,387,274	$1,311,700	$1,463,567	$1,691,778	$1,479,323	$1,725,341

Average net assets (in thousands)	$1,355,122	$1,337,849	$1,735,006	$1,533,562	$1,545,519	$1,617,761

Ratios to average net assets:[4]
Net investment income	6.14%	6.49%	5.92%	6.23%	7.30%	7.26%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.53%	1.47%	1.50%	1.41%	1.41%	1.37%
Interest and fees from borrowings	0.07%	0.09%	0.10%	0.12%	0.11%	0.27%
Interest and fees on short-term floating rate notes issued[5]	0.17%	0.25%	0.25%	0.31%	0.35%	0.39%

Total expenses	1.77%	1.81%	1.85%	1.84%	1.87%	2.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.81%	1.85%	1.84%	1.87%	2.03%

Portfolio turnover rate	9%	16%	18%	11%	18%	16%

63      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

64      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class Y	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1,2]
Per Share Operating Data
Net asset value, beginning of period	$7.00	$6.86	$7.50	$6.91	$6.90

Income (loss) from investment operations:
Net investment income[3]	0.25	0.50	0.52	0.50	0.36
Net realized and unrealized gain (loss)	0.28	0.14	(0.66)	0.62	0.02

Total from investment operations	0.53	0.64	(0.14)	1.12	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.50)	(0.50)	(0.53)	(0.37)

Net asset value, end of period	$7.28	$7.00	$6.86	$7.50	$6.91

Total Return, at Net Asset Value[4]	7.47%	9.96%	(2.19)%	16.97%	6.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$731,890	$562,641	$472,068	$517,080	$172,676

Average net assets (in thousands)	$670,817	$501,364	$572,611	$344,746	$62,327

Ratios to average net assets:[5]
Net investment income	7.03%	7.36%	6.83%	7.05%	8.02%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.62%	0.56%	0.59%	0.49%	0.48%
Interest and fees from borrowings	0.07%	0.09%	0.10%	0.12%	0.12%
Interest and fees on short-term floating rate notes issued[6]	0.17%	0.25%	0.25%	0.31%	0.35%

Total expenses	0.86%	0.90%	0.94%	0.92%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.90%	0.94%	0.92%	0.95%

Portfolio turnover rate	9%	16%	18%	11%	18%

1. January 30, 2015 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from November 29, 2010 (inception of offering) to July 29, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

65      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 30, 2015 Unaudited

1. Organization

Oppenheimer Rochester High-Yield Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

66      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

67      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

During the fiscal year ended July 31, 2014, did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$81,480,187
2017	566,789,505
2018	915,944,693
2019	35,463,515
No expiration	812,830,326

Total	$2,412,508,226

As of January 30, 2015, it is estimated that the capital loss carryforwards would be $1,599,677,900 expiring by 2018 and $812,830,326 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 30, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,444,382,291 [1]

Gross unrealized appreciation	$577,984,558
Gross unrealized depreciation	(1,622,613,962)

Net unrealized depreciation	$(1,044,629,404)

1. The Federal tax cost of securities does not include cost of $865,939,297, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

68      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

69      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and

70      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$205,421,706	$—	$205,421,706
Alaska	—	14,839,355	—	14,839,355
Arizona	—	82,771,800	1,061,328	83,833,128
Arkansas	—	5,630,000	3,169,950	8,799,950
California	—	796,201,114	20	796,201,134
Colorado	—	211,540,071	5,261,422	216,801,493
Connecticut	—	4,004,404	—	4,004,404
Delaware	—	7,247,970	—	7,247,970
District of Columbia	—	103,996,626	—	103,996,626
Florida	—	617,032,834	6,994,163	624,026,997
Georgia	—	83,061,333	—	83,061,333
Hawaii	—	7,715,481	—	7,715,481
Idaho	—	3,162,705	—	3,162,705
Illinois	—	389,675,624	14,614,231	404,289,855
Indiana	—	56,637,439	—	56,637,439

71      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Iowa	$—	$46,965,212	$—	$46,965,212
Kansas	—	2,712,480	—	2,712,480
Kentucky	—	20,441,544	—	20,441,544
Louisiana	—	18,179,873	—	18,179,873
Maine	—	19,453,270	—	19,453,270
Maryland	—	819,427	—	819,427
Massachusetts	—	74,266,399	34,233	74,300,632
Michigan	—	185,144,737	—	185,144,737
Minnesota	—	36,194,027	—	36,194,027
Mississippi	—	12,053,002	—	12,053,002
Missouri	—	76,888,750	—	76,888,750
Montana	—	7,347,279	—	7,347,279
Nebraska	—	33,111,344	—	33,111,344
Nevada	—	41,791,220	—	41,791,220
New Hampshire	—	6,280,997	—	6,280,997
New Jersey	—	337,209,152	—	337,209,152
New Mexico	—	12,705,217	—	12,705,217
New York	—	465,110,792	—	465,110,792
North Carolina	—	3,439,795	—	3,439,795
North Dakota	—	2,516,039	—	2,516,039
Ohio	—	457,614,670	503,531	458,118,201
Oklahoma	—	8,181,323	—	8,181,323
Oregon	—	2,725,507	—	2,725,507
Pennsylvania	—	48,928,558	—	48,928,558
Rhode Island	—	71,416,829	—	71,416,829
South Carolina	—	10,076,202	14,260,961	24,337,163
South Dakota	—	1,434,562	—	1,434,562
Tennessee	—	16,590,913	3,133,992	19,724,905
Texas	—	545,517,358	13,493,766	559,011,124
U.S. Possessions	—	758,372,890	—	758,372,890
Utah	—	31,526,597	—	31,526,597
Vermont	—	8,976,130	—	8,976,130
Virginia	—	56,766,940	24	56,766,964
Washington	—	111,040,139	—	111,040,139
West Virginia	—	27,324,350	—	27,324,350
Wisconsin	—	37,659,938	20	37,659,958
Common Stocks	770,357	—	—	770,357
Rights, Warrants and Certificates	172,262	—	—	172,262
Corporate Loans	—	16,500,000	—	16,500,000

Total Assets	$942,619	$6,202,221,924	$62,527,641	$6,265,692,184

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

72      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Florida	$1,290,855	$1,290,855
Total Assets	$1,290,855	$1,290,855

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse

73      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal

74      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of January 30, 2015, the Fund’s maximum exposure under such agreements is estimated at $495,950,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured

75      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At January 30, 2015, municipal bond holdings with a value of $1,340,968,373 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $770,895,000 in short-term floating rate securities issued and outstanding at that date.

At January 30, 2015, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,490,000	Allen County, OH Hospital Facilities (Catholic Healthcare Partners) LIFERS	18.251%	6/1/38	$3,852,926
1,335,000	CA GO ROLs[3]	11.979	12/1/36	1,378,254
77,555,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	6.743	6/1/47	62,753,628
3,750,000	CA Health Facilities Financing Authority (SJHS/SJHCN Obligated Group) ROLs	21.353	7/1/39	6,388,950
5,550,000	CA Health Facilities Financing Authority ROLs[3]	8.087	11/15/42	6,344,149
3,855,000	CA Health Facilities Financing Authority ROLs[3]	17.998	7/1/39	6,567,841
5,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium) RITES	8.042	5/15/40	6,252,700
2,615,000	Cerritos, CA Community College District DRIVERS	16.060	8/1/33	4,699,364
16,250,000	Chicago, IL GO ROLs[3]	8.355	1/1/33	17,475,900
7,175,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System) LIFERS	9.429	1/1/44	9,393,940
2,525,000	Detroit, MI City School District ROLs[3]	18.447	5/1/29	4,745,788
2,500,000	District of Columbia GO ROLs[3]	7.950	4/1/35	3,167,750
4,675,000	Douglas County, NE Hospital Authority ROLs[3]	19.204	11/1/48	7,427,032
680,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) ROLs	16.340	6/15/29	1,045,928
3,465,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) ROLs	16.160	6/15/37	5,202,247
7,280,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) ROLs	15.410	6/15/29	10,965,937
2,875,000	Geisinger, PA Authority (Geisinger Health System) ROLs	16.310	6/1/39	4,470,970
5,000,000	Grand Parkway, TX Transportation Corp. ROLs[3]	8.140	4/1/53	6,272,200
11,750,000	Highlands County, FL Health Facilities Authority ROLs[3]	8.390	11/15/36	13,536,235
1,250,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) ROLs	16.740	4/1/44	1,948,700

76      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,500,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) ROLs	16.740%	4/1/44	$3,809,100
2,200,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) ROLs	16.740	4/1/44	3,352,008
5,000,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) ROLs	17.180	4/1/44	7,794,800
4,345,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) ROLs	16.740	4/1/44	6,619,521
2,750,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group) ROLs	16.740	4/1/44	4,190,010
1,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) ROLs	16.740	11/1/39	2,021,100
3,125,000	IL Finance Authority (CDHS/CDHA Obligated Group) ROLs	17.180	11/1/39	5,179,000
3,500,000	KY EDFA (Baptist Healthcare System) ROLs[3]	15.825	8/15/24	5,177,900
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) ROLs	16.650	5/15/30	11,922,244
1,250,000	Los Angeles, CA Dept. of Water & Power ROLs	15.440	7/1/34	1,940,250
6,740,000	Los Angeles, CA Unified School District DRIVERS	15.170	7/1/30	7,293,893
4,550,000	MA Educational Financing Authority ROLs[3]	14.417	1/1/30	5,045,950
8,895,000	MA HFA ROLs[3]	8.709	12/1/42	9,995,312
3,010,000	MA HFA ROLs[3]	11.355	12/1/49	3,222,085
3,750,000	MA HFA ROLs[3]	11.118	6/1/49	4,063,988
1,555,000	MA HFA ROLs[3]	10.666	7/1/25	1,555,638
6,660,000	MI Hospital Finance Authority (McLaren Health Care Corp.) ROLs	7.960	8/1/35	6,953,173
2,500,000	Miami-Dade County, FL School Board ROLs[3]	16.050	2/1/27	3,576,700
12,500,000	Miami-Dade County, FL School Board ROLs[3]	16.485	2/1/34	18,519,500
2,500,000	Miami-Dade County, FL School Board ROLs[3]	15.181	2/1/27	3,481,800
2,500,000	Montgomery County, OH (Miami Valley Hospital) ROLs	18.040	11/15/23	4,662,300
60,560,000	NJ Tobacco Settlement Financing Corp. ROLs[3]	5.220	6/1/29	49,096,598
9,500,000	North Central TX HFDC (CMCD/CMCtrF Obligated Group) ROLs	18.175	8/15/39	16,126,060
1,480,000	North TX Tollway Authority ROLs[3]	18.358	1/1/48	2,235,866
4,000,000	North TX Tollway Authority ROLs[3]	18.358	1/1/48	6,042,880
18,695,000	NY Liberty Devel. Corp. ROLs[3]	8.306	1/15/44	23,793,876
3,240,000	NYC Municipal Water Finance Authority ROLs[3]	18.381	6/15/40	5,305,144
2,455,000	RI Hsg. & Mtg. Finance Corp. ROLs[3]	16.160	10/1/47	2,664,166
642,000	Sabine Neches, TX HFC (Single Family Mtg.) ROLs[3]	9.488	12/1/39	728,927
2,500,000	San Jacinto, TX Community College District ROLs[3]	15.435	2/15/38	3,670,900
3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	17.038	11/15/29	5,761,280
8,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	18.776	11/15/29	13,991,680
6,750,000	Tarrant County, TX Health Facilities Devel. Corp. (CCMCtr/CCHCS/CCPN/WICF Obligated Group) ROLs	8.030	12/1/33	8,755,425
3,000,000	Tes Properties, WA ROLs	17.610	12/1/38	4,941,600
375,000	Tes Properties, WA ROLs	17.180	12/1/29	616,650
39,305,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	12.545	12/15/26	72,269,710

77      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 8,705,000	WA Health Care Facilities Authority (Peacehealth) ROLs	7.840%	11/1/28	$10,800,990
5,000,000	WA Health Care Facilities Authority (Seattle Childrens Hospital/Seattle Children’s Healthcare System Obligated Group) ROLs	13.360	10/1/38	8,206,550
4,520,000	WA Health Care Facilities Authority ROLs[3]	20.045	10/1/36	7,803,283
3,335,000	Wayne County, MI Airport Authority ROLs[3]	11.660	12/1/34	3,657,561
8,335,000	Wayne County, MI Airport Authority ROLs[3]	11.664	12/1/29	9,131,909
5,670,000	Wayne County, MI Airport Authority ROLs[3]	11.659	12/1/29	6,212,109
3,645,000	Wayne County, MI Airport Authority ROLs[3]	11.661	12/1/29	3,993,498

				$570,073,373

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 35% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $770,895,000 or 12.08% of its total assets as of January 30, 2015.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially

78      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,896,802
Sold securities	1,506,275

Restricted Securities. As of January 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 30, 2015 is as follows:

Cost	$549,688,518
Market Value	$204,907,244
Market value as % of Net Assets	3.68%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of January 30, 2015, securities with an aggregate market value of $86,006,856,

79      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

representing 1.55% of the Fund’s net assets, were subject to these forbearance agreements. Principal payments of $1,452,375 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 30, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	49,416,080	$353,156,876	137,102,282	$933,950,926
Dividends and/or distributions reinvested	12,667,690	90,709,209	30,093,455	205,951,112
Redeemed	(63,089,022)	(450,180,110)	(239,441,124)	(1,630,450,733)

Net decrease	(1,005,252)	$(6,314,025)	(72,245,387)	$(490,548,695)

Class B
Sold	93,892	$673,264	484,637	$3,287,365
Dividends and/or distributions reinvested	261,529	1,880,748	705,140	4,839,098
Redeemed	(1,983,809)	(14,227,334)	(5,810,952)	(39,878,030)

Net decrease	(1,628,388)	$(11,673,322)	(4,621,175)	$(31,751,567)

Class C
Sold	16,308,362	$115,909,839	35,469,141	$241,146,185
Dividends and/or distributions reinvested	4,506,352	32,157,608	9,923,437	67,687,442
Redeemed	(17,350,725)	(123,620,672)	(71,505,039)	(483,203,243)

Net increase (decrease)	3,463,989	$24,446,775	(26,112,461)	$(174,369,616)

Class Y
Sold	29,615,654	$210,859,420	60,336,987	$411,211,484
Dividends and/or distributions reinvested	2,626,089	18,790,997	4,169,746	28,544,554
Redeemed	(11,961,286)	(85,434,334)	(52,993,918)	(358,803,969)

Net increase	20,280,457	$144,216,083	11,512,815	$80,952,069

80      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 30, 2015 were as follows:

	Purchases	Sales
Investment securities	$634,057,776	$555,167,374

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34

The Fund’s management fee for the fiscal six months ended January 30, 2015 was 0.38% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 30, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	43,290
Accumulated Liability as of January 30, 2015	343,066

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily

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7. Fees and Other Transactions with Affiliates (Continued)

net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 30, 2015	$327,373	$35,449	$39,897	$57,842

8. Borrowing and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1741% as of January 30, 2015). The Fund pays additional fees

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Borrowing and Other Financing (Continued)

annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended January 30, 2015 equal 0.05% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of January 30, 2015, the Fund had borrowings outstanding at an interest rate of 0.1741%. Details of the borrowings for the six months ended January 30, 2015 are as follows:

Average Daily Loan Balance	$73,913
Average Daily Interest Rate	0.154%
Fees Paid	$355,879
Interest Paid	$3,404

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended January 30, 2015 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

84      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

8. Borrowing and Other Financing (Continued)

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended January 30, 2015.

Details of reverse repurchase agreement transactions for the six months ended January 30, 2015 are as follows:

Fees Paid	$ 767,150

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

85      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

86      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the High Yield Municipal category. The Board noted that the Fund’s three-year and five-year performance was better than its category median although its one-year and ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load High Yield Municipal funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent

87      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

88      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

89      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

90      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PRIVACY POLICY NOTICE Unaudited

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

91      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way

to Invest

A Better Website for Investors

We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Visit oppenheimerfunds.com/investors to see how well the new site will work for you. You can also visit our website for 24-hour access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	3/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	3/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/9/2015